Execution Version

LINEAGE LOGISTICS, LLC

LINEAGE TREASURY EUROPE B.V.

LINEAGE LOGISTICS HOLDINGS, LLC
___________________________________
Second Amendment, Joinder Agreement and Release
Dated as of September 19, 2024
to
Note Purchase Agreement
Dated August 20, 2021
and as amended as of September 9, 2022
___________________________________

ACTIVE 701947973v3

Second Amendment, Joinder Agreement and Release to Note Purchase Agreement
This Second Amendment, Joinder Agreement and Release dated as of September 19, 2024 (this “Amendment”), to the Note Purchase Agreement dated August 20, 2021, as amended on September 9, 2022, and referred to below, is by and among Lineage Logistics, LLC, a Delaware limited liability company (the “Company”), Lineage Treasury Europe B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands (the “EUR Issuer” and, together with the Company, jointly the “Issuers” and each an “Issuer”), Lineage Logistics Holdings, LLC, a Delaware limited liability company (“Holdings”), each Person listed on Schedule B hereto as an Obligor Affiliate (including the New Obligor Affiliates and excluding the Released Obligor Affiliates (each as defined below)) (the “Obligor Affiliates”, and together with the Company, the EUR Issuer and Holdings, the “Obligors”) and the holders of Notes signatory hereto who collectively constitute the Required Holders as defined in the Note Agreement (as defined below). Each holder of Notes as of the date of this Amendment is referred to herein as a “Noteholder” and collectively, the “Noteholders”.
Recitals:
    A.    The Company, the EUR Issuer, Holdings, the Obligor Affiliates and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated August 20, 2021, as amended on September 9, 2022 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), pursuant to which (a)(i) $300,000,000 aggregate principal amount of 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026 (the “Series A Notes”) and (ii) $375,000,000 aggregate principal amount of 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028 (the “Series B Notes”) of the Company; and (b)(i) €128,000,000 aggregate principal amount of 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026 (the “Series C Notes”); (ii) €251,000,000 aggregate principal amount of 1.26% Guaranteed Senior Notes, Series D, due August 20, 2031 (the “Series D Notes”); (iii) £145,000,000 aggregate principal amount of 1.98% Guaranteed Senior Notes, Series E, due August 20, 2026 (the “Series E Notes”); and (iv) £130,000,000 aggregate principal amount of 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028 (the “Series F Notes”) of the EUR Issuer, were issued and sold. Together, the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes and the Series F Notes, as the same may be amended, restated, supplemented, replaced or exchanged or otherwise modified from time to time, are the “Notes.” Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Note Agreement.
B.    The payment by each Issuer of all amounts due with respect to the Notes and the performance by each Issuer of its obligations under the Note Agreement are joint and several obligations of Holdings, the Issuers and the Obligor Affiliates pursuant to (and as limited by) the provisions of Section 24 of the Note Agreement.

C.    The Company has requested that the Note Agreement be amended as provided herein and the Required Holders are willing to so agree, subject to the terms and conditions of this Amendment.
D.    The Note Purchase Agreement dated as of August 15, 2022, by and among the Company, the EUR Issuer, Holdings, the Obligor Affiliates and each of the purchasers party thereto, will be amended by the First Amendment, Joinder Agreement and Release to Note Purchase Agreement dated on or about the date of this Amendment (the “First Amendment to 2022 NPA”), in a manner consistent with the amendments to the Note Agreement set forth below.
E.    The Company elects to cause each of the following parent companies and Subsidiaries, (i) Lineage, Inc., a Maryland corporation (“Parent Company”), (ii) Lineage OP, LP, a Maryland limited partnership (“Lineage OP”), (iii) Boreas Logistics Holdings B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, (iv) Columbia Colstor, Inc., a Washington corporation, (v) Lineage Columbia Mezz, LLC, a Delaware limited liability company, (vi) Lineage Logistics MTC, LLC, a Maryland limited liability company, and (vii) Lineage WA Columbia RE, LLC, a Delaware limited liability company (collectively, the “New Obligor Affiliates”, and each a “New Obligor Affiliate”) to accede to the Note Agreement as an Obligor Affiliate.
F.    At the election of the Company, the Company shall discharge each of (i) Lineage Norway Holdings I AS, a Norwegian company, (ii) Lineage UK Holdings Limited, a Guernsey company, (iii) Lineage Customs Brokerage, LLC, a Washington limited liability company, (iv) Preferred Freezer Logistics, LLC, a New Jersey limited liability company, (v) Lineage Foodservice Solutions, LLC, a Delaware limited liability company, (vi) Lineage Logistics AFS, LLC, a Delaware limited liability company, (vii) Lineage Logistics HCS, LLC, a Delaware limited liability company, (viii) Lineage Logistics PFS, LLC, a Delaware limited liability company, (ix) Lineage Logistics SCS, LLC, a Delaware limited liability company, (x) Lineage Manufacturing, LLC, a Delaware limited liability company, (xi) Lineage Redistribution, LLC, a Delaware limited liability company, (xii) Lineage Transportation, LLC, a Delaware limited liability company, (xiii) New Orleans Cold Storage and Warehouse Company, LLC, a Delaware limited liability company, (xiv) NOCS South Atlantic Cold Storage & Warehouse, LLC, a Delaware limited liability company, (xv) NOCS West Gulf, LLC, a Delaware limited liability company, (xvi) Lineage Logistics New Zealand (NZ Company Number: 1232), (xvii) Lineage UK T&F Holdings Limited, (xviii) Lineage Logistics ORS Ltd., a corporation amalgamated and existing under the Business Corporations Act (Ontario), (xix) Lineage Logistics ORS TRS LP, a limited partnership formed under the Limited Partnerships Act (Ontario), (xx) Lineage Logistics Singapore PTE. Ltd., a company incorporated in Singapore, (xxi) Lineage Logistics Singapore Intermediate Holdings PTE. Ltd., a company incorporated in Singapore, (xxii) Lineage NL TRS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, (xxiii) Lineage Dutch Bidco B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, and (xxiv) Lineage Dutch Coöperatief

U.A., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands (collectively, the “Released Obligor Affiliates”) from all of its obligations and liabilities under the Note Agreement.
Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Noteholders party hereto hereby agree as follows:
Section 1.    Amendments.
Section 1.1.    Effective as of the date of satisfaction or waiver of each condition precedent set forth in Section 3.1 below, the Note Agreement (but not the schedules thereto, other than as set forth below) is hereby amended as set forth in Exhibit 1 to this Amendment, with text marked in bold double underline indicating additions to the Note Agreement, text marked in ~~bold strikethrough~~ indicating deletions to the Note Agreement.
Section 1.2.    Effective as of the date of this Amendment, each of the following schedules to the Note Agreement is hereby amended as set forth below; provided such schedules will not be amended for purposes of Section 5 of the Note Agreement:
Schedule B to the Note Agreement is hereby amended and restated and replaced with Schedule B attached hereto for purposes of updating the definition of “Obligor Affiliates”.
Schedule 5.4(b) to the Note Agreement is hereby amended and restated and replaced with Schedule 5.4(b) attached hereto for purposes of updating Schedule 10.10 (Permitted Investments).
Schedule 5.15(a) to the Note Agreement is hereby amended and restated and replaced with Schedule 5.15(a) attached hereto for purposes of updating clause (b) of the definition of “Permitted Indebtedness”, updating Schedule 5.15(b) (Existing Liens), and updating Schedule 10.10 (Permitted Investments).
Schedule 5.15(b) to the Note Agreement is hereby amended and restated and replaced with Schedule 5.15(b) attached hereto for purposes of updating clause (a) of the definition of “Permitted Encumbrances” and updating clause (b) of the definition of “Permitted Indebtedness”.
Schedule 10.1 to the Note Agreement is hereby amended and restated and replaced with Schedule 10.1 attached hereto for purposes of updating Section 10.1(e) and Schedule 10.10 (Permitted Investments).

Schedule 10.10 to the Note Agreement is hereby amended and restated and replaced with Schedule 10.10 attached hereto for purposes of updating clause (a) of the definition of “Permitted Investments”.
Schedule 25 to the Note Agreement is hereby amended and restated and replaced with Schedule 25 attached hereto for purposes of updating clause (g) of the definition of “Eligible Ground Leased Assets”.
Section 2.    Representations and Warranties of the Obligors.
    Section 2.1.    To induce the Noteholders to execute and deliver this Amendment, each Obligor jointly and severally hereby represents and warrants to the Noteholders that:
    (a)    Each Group Member (i) is duly organized, incorporated, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, (ii) has the corporate, limited liability or limited partnership, as applicable, power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified to do business in, and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of, each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except for where failure to do so could not reasonably be expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
    (b)    Each Obligor has the corporate, limited liability or limited partnership, as applicable, power and authority, and the legal right, to enter into and perform this Amendment. Each Obligor has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings, notices and other acts that have been obtained or made and are in full force and effect. This Amendment has been duly executed and delivered on behalf of each Obligor party thereto. This Amendment constitutes a legal, valid and binding obligation of each Obligor party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
    (c)    The execution, delivery and performance by the applicable Obligor of this Amendment will not (i) violate any Requirement of Law, any indenture, agreement or other instrument binding on an Obligor or its assets, or any Governing Document of any

Obligor, except where such violation could not reasonably be expected to have a Material Adverse Effect, and (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such indenture, agreement or other instrument.
    (d)    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligors of this Amendment. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the United States or the Netherlands, as applicable, of this Amendment that this Amendment or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax that may be required in connection with admissibility into evidence.
    (e)    As of the date hereof, both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

    (f)    Other than the consideration given by Parent Company or its affiliate to (i) the lenders in connection with amending and restating the Principal Credit Facility on February 15, 2024 and (ii) the noteholders in connection with the First Amendment to the 2022 NPA on or about the date of this Amendment, no lender under any agreement or other evidence of Indebtedness of the Obligors, including but not limited to any Material Debt Facility, has received any collateral or consideration in connection with any amendments that are substantially similar to the amendments set forth in Section 1 of this Amendment.
Section 3.    Conditions Precedent to Effectiveness of This Amendment.
    Section 3.1.    This Amendment, including Section 5 hereof, shall not become effective until, and shall become effective as of the first date written above when, each and every one of the following conditions shall have been satisfied:
(a)executed counterparts of this Amendment, duly executed by the Obligors and the holders of Notes constituting the Required Holders, shall have been delivered to the Noteholders;
(b)the representations and warranties of the Obligors set forth in Section 2.1 hereof shall be true and correct on and with respect to the date hereof;
(c)the Company or its affiliate shall have paid all reasonable and documented fees and expenses of Greenberg Traurig, LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date hereof;

(d)the Company shall have delivered to the Noteholders a copy of the First Amendment to 2022 NPA, which shall be in full force and effect or shall come into full force and effect concurrently with this Amendment;
(e)each Noteholder shall have received opinions in form and substance reasonably satisfactory to such Noteholder, from (i) Venable LLP, special Maryland counsel for Parent Company, Lineage OP and Lineage Logistics MTC, LLC, (ii) Snell & Wilmer, special Washington counsel for Columbia Colstor, Inc., (iii) NautaDutilh, special Netherlands counsel for Boreas Logistics Holdings B.V., and (iv) Latham & Watkins LLP, special U.S. counsel for Lineage Columbia Mezz, LLC and Lineage WA Columbia RE, LLC, in each case, covering the matters incident to joining the Note Agreement as an Obligor Affiliate under Section 9.7 thereto;
(f)each New Obligor Affiliate shall have delivered a certificate evidencing the due organization, continuing existence and, where applicable, good standing of such New Obligor Affiliate and the due authorization by all requisite action on the part of such New Obligor Affiliate of the execution and delivery of this Amendment and the performance of its obligations under the Note Agreement; and
(g)the Obligors shall have paid to each Noteholder the full amount of an amendment fee equal to 0.05% (five basis points) of the outstanding principal amount of the Notes held by such Noteholder as of the date hereof, which fee shall be fully earned as of the date of this Amendment.
Upon satisfaction of all of the foregoing, this Amendment shall become effective.
Section 4.    Joinder of New Obligor Affiliates.
    Section 4.1.    In accordance with Section 9.7(c) of the Note Agreement, each of (i) Parent Company, (ii) Lineage OP, (iii) Lineage Logistics MTC, LLC, (iv) Columbia Colstor, Inc., (v) Lineage Columbia Mezz, LLC, and (vi) Lineage WA Columbia RE, LLC, by its signature below becomes an Obligor and a US Obligor Affiliate under the Note Agreement with the same force and effect as if originally named therein as an Obligor and a US Obligor Affiliate and each New Obligor Affiliate hereby agrees to all the terms and provisions of the Note Agreement applicable to it as an Obligor and a US Obligor Affiliate thereunder. Each reference to an Obligor and a US Obligor Affiliate in the Note Agreement and the Notes shall be deemed to include each New Obligor Affiliate.
    Section 4.2.    In accordance with Section 9.7(c) of the Note Agreement, Boreas Logistics Holdings B.V., by its signature below becomes an Obligor and a Foreign Obligor Affiliate under the Note Agreement with the same force and effect as if originally named therein as an Obligor and a Foreign Obligor Affiliate and Boreas Logistics Holdings B.V. hereby agrees to all the terms and provisions of the Note Agreement applicable to it as an Obligor and a Foreign Obligor Affiliate thereunder. Each reference to an Obligor and a Foreign Obligor Affiliate in the Note Agreement and the Notes shall be deemed to include Boreas Logistics Holdings B.V.

    Section 4.3.    Each of the New Obligor Affiliates represents and warrants to the Noteholders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
    Section 4.4.    Boreas Logistics Holdings B.V. hereby irrevocably appoints Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377 to receive for it, and on its behalf, service of process in the United States, from the date hereof through August 20, 2032.
Section 5.    Release of Released Obligor Affiliates.

Section 5.1.    As of the date hereof, at the election of the Company, each of the Released Obligor Affiliates is hereby discharged from all of its obligations and liabilities under the Note Agreement and is automatically released from its obligations thereunder as an “Obligor Affiliate” and “Obligor” without the need for the execution or delivery of any other document by the Noteholders or any Obligor in accordance with Section 9.7(d) of the Note Agreement.

Section 5.2.    In connection with the release of the Released Obligor Affiliates pursuant to Section 5.1, the Company represents and warrants:

(a)if any Released Obligor Affiliate was a guarantor or was otherwise liable for or in respect of any Material Debt Facility, such Released Obligor Affiliate has been released and discharged (or will be released and discharged concurrently with the release of such Released Obligor Affiliate under this Section 5.2 of this Amendment) under such Material Debt Facility;

(b)at the time of, and after giving effect to, such release and discharge, no Default or Event of Default has occurred;

(c)no amount is due and payable under the Note Agreement by such Released Obligor Affiliate that remains unpaid; and

(d)in connection with any Released Obligor Affiliate being released and discharged under any Material Debt Facility, no fee or other form of consideration has or will be given to any holder of Indebtedness under such Material Debt Facility for such release other than the consideration referred to in Section 2.1(f) hereto.
Section 6.    Miscellaneous.
Section 6.1.    This Amendment shall be construed in connection with and as part of the Note Agreement, and, except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect. Upon and after the effectiveness of this Amendment, each reference in the Note Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Note Agreement, and each reference in the Notes or other documents to “the Note Purchase Agreement”, “thereof” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement as modified and amended hereby.
    Section 6.2.    This Amendment shall be binding on and shall inure to the benefit of the Obligors and the Noteholders and their respective successors and assigns, except as otherwise provided herein or in the Note Agreement. None of the Obligors may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as otherwise provided in the Note Agreement. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Obligors and the Noteholders with respect to the transactions contemplated hereby and there shall be no third-party beneficiaries of any of the terms and provisions of this Amendment.
    Section 6.3.    This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.
    Section 6.4    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.
    Section 6.5.    Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
    Section 6.6.    The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
    Section 6.7.    This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require or permit the application of the laws of a jurisdiction other than such State.
    Section 6.8.    This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
        The parties agree to electronic contracting and signatures with respect to this Amendment. Delivery of an electronic signature to, or a signed copy of, this Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Parent Company or the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
    Section 6.9.    All representations and warranties contained herein shall survive the execution and delivery of this Amendment, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Noteholder or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Obligors pursuant to this Amendment shall be deemed representations and warranties of the Obligors, as applicable, under this Amendment.
    Section 6.10.    The parties hereto hereby waive trial by jury in any action brought on or with respect to this Amendment or any other document executed in connection herewith or therewith.
Section 7.    Joint and Several Obligations.

Section 7.1.    Holdings, the Company and each US Obligor Affiliate, as set forth in Schedule B hereto, for itself as a joint and several obligor for the US Obligor Affiliate Obligations pursuant to Section 24 of the Note Agreement, consents to the terms of this Amendment and reaffirms, ratifies and confirms (a) in all respects each and every obligation and covenant made by it in the Note Agreement, as amended and (b) that the Note Agreement remains the legal, valid and binding obligation of each such Obligor enforceable against such Obligor in accordance with its terms.

Section 7.2.    The EUR Issuer and each Foreign Obligor Affiliate, as set forth in Schedule B hereto, for itself as a joint and several obligor for the Foreign Obligor Affiliate Obligations pursuant to Section 24 of the Note Agreement, consents to the terms of this Amendment and reaffirms, ratifies and confirms (a) in all respects each and every obligation and covenant made by it in the Note Agreement as amended and (b) that the Note Agreement remains the legal, valid and binding obligation of each such Obligor enforceable against such Obligor in accordance with its terms.

[Signature Pages Follow]

The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

PARENT COMPANY:
LINEAGE, INC.

By:    /s/ Michelle Domas
    Name:    Michelle Domas
    Title:    Treasurer

LINEAGE OP, LP
By Lineage, Inc.,
its General Partner

By:    /s/ Michelle Domas
    Name:    Michelle Domas
    Title:    Treasurer

HOLDINGS:
LINEAGE LOGISTICS HOLDINGS, LLC
a Delaware limited liability company

By:    /s/ Michelle Domas
    Name:    Michelle Domas
    Title:    Treasurer

[Signature Page to Amendment No. 2 to 2021 Note Purchase Agreement]

THE COMPANY/OBLIGORS:
LINEAGE LOGISTICS, LLC
LINEAGE LOGISTICS SERVICES, LLC
LINEAGE LOGISTICS CANADA HOLDINGS, LLC
LINEAGE COLUMBIA MEZZ, LLC
LINEAGE WA COLUMBIA RE, LLC
each a Delaware limited liability company

By:     /s/ Michelle Domas        ______
    Name:    Michelle Domas
    Title:    Treasurer

COLUMBIA COLSTOR, INC.,
a Washington corporation

By:     /s/ Michelle Domas        ______
    Name:    Michelle Domas
    Title:    Treasurer

LINEAGE AUS RE HOLDINGS, LLC,
a Delaware limited liability company

By: _/s/ Vinolan Singh__________________
Name: Vinolan Singh
Title: Chief Financial Officer - Asia Pacific

LINEAGE LOGISTICS MTC, LLC
a Maryland limited liability company

By:     /s/ Michelle Domas        ______
    Name:    Michelle Domas
    Title:    Treasurer

[Signature Page to Amendment No. 2 to 2021 Note Purchase Agreement]

Executed by: Emergent Cold Bidco Pty Ltd Emergent Cold Midco 3 Pty Ltd. Emergent Cold Pty Ltd Lineage AUS TRS Pty Ltd, in accordance with section 127 of the Corporations Act 2001 (Cth) by:
/s/ Craig Bowyer
Sole Director signature
CRAIG BOWYER
Sole Director full name (BLOCK LETTERS)

[Signature Page to Amendment No. 2 to 2021 Note Purchase Agreement]

LINEAGE NZ TRS LIMITED, (NZ Company Number: 7967497) By:
Guy Moniz _____________________________ Name of Director	___/s/ Guy Moniz________________ Signature of Director

[Signature Page to Amendment No. 2 to 2021 Note Purchase Agreement]

For and on behalf of

Lineage Danish Bidco ApS

/s/ Annegien Maria Kooij
Name: Annegien Maria Kooij Title: Management Board

/s/ Harld Johan Peters
Name: Harld Johan Peters Title: Management Board

[Signature Page to Amendment No. 2 to 2021 Note Purchase Agreement]

LINEAGE TREASURY EUROPE B.V.,

/s/ Annegien Maria Kooij
By:    Annegien Maria Kooij
Title:    Director

/s/ Harld Johan Peters
By:    Harld Johan Peters
Title:    Director

BOREAS LOGISTICS HOLDINGS B.V.

By: Lineage Dutch Bidco B.V., as director

/s/ Annegien Maria Kooij
By:    Annegien Maria Kooij
Title:    Director

/s/ Harld Johan Peters
By:    Harld Johan Peters
Title:    Director
[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

LINEAGE LOGISTICS CANADA HOLDINGS LTD.

/s/ Brian McGowan
By:    Brian McGowan
Title:    Director

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
The Lincoln National Life Insurance Company

By:    Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

By: /s/ Karl Spaeth
Name: Karl Spaeth
Title: Senior Vice President
[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Massachusetts Mutual Life Insurance Company
By: Barings LLC as Investment Adviser

By: /s/ John Wheeler
Name: John Wheeler
Title: Managing Director

C.M. Life Insurance Company
By: Barings LLC as Investment Adviser

By: /s/ John Wheeler
Name: John Wheeler
Title: Managing Director

Brighthouse Life Insurance Company
By: Brighthouse Services, LLC, as adviser
By: Barings LLC as Investment Adviser

By: /s/ John Wheeler
Name: John Wheeler
Title: Managing Director

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
New York Life Insurance Company
By: NYL Investors LLC,
its Investment Manager

By: /s/ Andrew Leisman
Name: Andrew Leisman, CFA
Title: Senior Director

New York Life Insurance and Annuity Corporation
By: NYL Investors LLC,
its Investment Manager

By: /s/ Andrew Leisman
Name: Andrew Leisman, CFA
Title: Senior Director

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Equitable Financial Life Insurance Company

By: /s/ Monica Heyl
Name: Monica Heyl
Title: Investment Officer

Equitable Financial Life Insurance Company of America

By: /s/ Monica Heyl
Name: Monica Heyl
Title: Investment Officer

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Athene Annuity And Life Company
By: Apollo Insurance Solutions Group LLC,
its investment adviser
By: Apollo Capital Management, L.P.,
its sub adviser
By: Apollo Capital Management GP, LLC,
its General Partner

By: /s/ William Kuesel
Name: William Kuesel
Title: Vice President
[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Catastrophe Reinsurance Company
Garrison Property & Casualty Insurance Company
United Services Automobile Association
USAA Casualty Insurance Company
USAA General Indemnity Company
USAA Life Insurance Company
The Doctors Company, an Interinsurance Exchange
Hospitals Insurance Company, Inc.
USAA Life Insurance Company Of New York

By:    BlackRock Financial Management, Inc., as investment manager

By: /s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

Humana Insurance Company
Humana Medical Plan, Inc.

By:    BlackRock Financial Management, Inc., its Investment Manager

By: /s/ Violet Osterberg
Name: Violet Osterberg
Title: Managing Director

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Allianz Life Insurance Company of North America
By: Voya Investment Management Co. LLC,
as Agent

By: /s/ Scott Brown
Name: Scott Brown
Title: Senior Vice President

Allianz Global Risks Us Insurance Company
By: Voya Investment Management Co. LLC,
as Agent

By: /s/ Scott Brown
Name: Scott Brown
Title: Senior Vice President

Allianz Ald Fonds
By: Voya Investment Management Co. LLC,
as Agent

By: /s/ Scott Brown
Name: Scott Brown
Title: Senior Vice President

Allianz Vkrenten Direkt Fonds
By: Voya Investment Management Co. LLC,
as Agent

By: /s/ Scott Brown
Name: Scott Brown
Title: Senior Vice President

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Security Life Of Denver Insurance Company
Voya Retirement Insurance And Annuity Company
Compsource Mutual Insurance Company
Standard Guaranty Insurance Company
American Security Insurance Company
Consumer Program Administrators, Inc.
United Service Protection Corporation
Virginia Surety Company, Inc.
American Bankers Insurance Company Of Florida
Federal Warranty Service Corporation Brighthouse Life Insurance Company Sfm Mutual Insurance Company Shelter Mutual Insurance Company Shelter Life Insurance Company Shelter Reinsurance Company
By: Voya Investment Management Co. LLC,
as Agent

By: /s/ Scott Brown
Name: Scott Brown
Title: Senior Vice President

NN Life Insurance Company Ltd.
By: Voya Investment Management LLC,
as Attorney in fact

By: /s/ Scott Brown
Name: Scott Brown
Title: Senior Vice President

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Transamerica Financial Life Insurance Company
By: AEGON USA Investment Management, LLC, its investment manager

By: /s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

Transamerica Life Insurance Company
By: AEGON USA Investment Management, LLC, its investment manager

By: /s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

Transamerica Life (Bermuda) Ltd
By: AEGON USA Investment Management, LLC, its investment manager

By: /s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Hartford Accident And Indemnity Company
Hartford Life And Accident Insurance Company
By: Hartford Investment Management Company, their investment manager

By: /s/ Kristin Kapur
Name: Kristin Kapur
Title: Senior Director

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Thrivent Financial For Lutherans

By: /s/ Martin Rosacker
Name: Martin Rosacker
Title: Managing Director

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
The Guardian Life Insurance Company Of America
By: HPS Investment Partners, LLC, its Sub-Manager

By: /s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Managing Director

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.
Industrial Alliance Insurance and Financial Services Inc.

By: /s/ Sophie Noël
Name: Sophie Noël
Title: Senior Director, Private Debt of Industrial Alliance Investment Management Inc.

By: /s/ Stéfanie Leduc
Name: Stéfanie Leduc
Title: Vice President, Head of Private Debt of Industrial Alliance Investment Management Inc.

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Farm Credit Mid-America PCA

By: /s/ Margaret Ruggles
Name: Margaret Ruggles
Title: Senior Credit Officer
[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Farm Credit Services of America PCA

By: /s/ Thomas L. Markowski
Name: Thomas L. Markowski
Title: Managing Director, Capital Markets

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Ensign Peak Advisors, Inc.

By: /s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

Clifton Park Capital Management, LLC

By: /s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

CUMIS Insurance Society, Inc.
By: MEMBERS Capital Advisors, Inc., (d/b/a
TruStage Investment Management) acting
as Investment Advisor

By: /s/ Stan J. Van Aartsen
Name: Stan J. Van Aartsen
Title: Managing Director, Investments

CMFG Life Insurance Company
By: MEMBERS Capital Advisors, Inc., (d/b/a
TruStage Investment Management) acting
as Investment Advisor

By: /s/ Stan J. Van Aartsen
Name: Stan J. Van Aartsen
Title: Managing Director, Investments

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

UnitedHealthcare Insurance Company
GBU Financial Life
Guarantee Trust Life Insurance Company
Proassurance Indemnity Company, Inc.
Unity Financial Life Insurance Company
Betterlife
Catholic United Financial
Trinity Universal Insurance Company
Securian Life Insurance Company
Minnesota Life Insurance Company

By: Securian Asset Management, Inc.

By: /s/ Johnathan Heshelman
Nam Johnathan Heshelman
Title: Vice President

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

The Continental Insurance Company

By: /s/ Anthony Pelafas
Name: Anthony Pelafas
Title: Vice President

Continental Casualty Company

By: /s/ Anthony Pelafas
Name: Anthony Pelafas
Title: Vice President

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Nassau Life Insurance Company

By: New England Asset Management, Inc.
Its: Investment Manager

By: /s/ Jennifer Quisenberry
Name: Jennifer Quisenberry
Title: Chief Investment Officer

09/17/2024

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

State of Wisconsin Investment Board

By: /s/ Christopher P. Prestigiacomo
Name: Christopher P. Prestigiacomo
Title: Head of Private Debt & Venture Capital

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Woodmen Of The World Life Insurance Society

By: /s/ Jacob M. Day
Name: Jacob M. Day, CFA
Title: VP & Chief Investment Officer

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

AMERITAS LIFE INSURANCE CORP.
a Nebraska corporation

By /s/ Michael R. Gatliff
Name: Michael R. Gatliff
Title: Authorized Representative

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

United of Omaha Life Insurance Company

By: /s/ Justin W. Brauer
Name: Justin W. Brauer
Title: Director Corporate Credit

Mutual of Omaha Insurance Company

By: /s/ Justin W. Brauer
Name: Justin W. Brauer
Title: Director Corporate Credit

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Augustar Life Insurance Company, F/K/A
The Ohio National Life Insurance
Company

By: /s/ Ari Bruger
Name: Ari Bruger
Title: Managing Director

Augustar Life Insurance Corporation, F/K/A Ohio National Life Assurance Corporation

By: /s/ Ari Bruger
Name: Ari Bruger
Title: Managing Director

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Standard Insurance Company

By: /s/ Chris Beaulieu
Name: Chris Beaulieu
Title: VP, Chief lnvestment Officer

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Assurity Life Insurance Company

By: /s/ Victor Weber
Name: Victor Weber
Title: Senior Director – Investments

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Country Life Insurance Company
Country Mutual Insurance Company

By: /s/ John A. Jacobs
Name: John A. Jacobs
Title: Director – Fixed Income

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

Accepted and agreed to as
of the first date written above.

Southern Farm Bureau Life Insurance Company

By: /s/ Bradley Blakney
Name: Bradley Blakney
Title: Senior Portfolio Manager

[Signature Page to Amendment No. 2 to 2021 NPA Lineage Logistics]

OBLIGOR AFFILIATES

US Obligor Affiliates (Delaware)

Company	Jurisdiction
Lineage AUS RE Holdings, LLC	Delaware
Lineage Columbia Mezz, LLC	Delaware
Lineage Logistics Canada Holdings, LLC	Delaware
Lineage Logistics Services, LLC	Delaware
Lineage Logistics, LLC	Delaware
Lineage WA Columbia RE, LLC	Delaware

Other US Obligor Affiliates

Company	Jurisdiction
Lineage, Inc.	Maryland
Lineage OP, LP	Maryland
Lineage Logistics MTC, LLC	Maryland
Columbia Colstor, Inc.	Washington

Foreign Obligor Affiliates

Company	Jurisdiction
Emergent Cold Bidco Pty Ltd	Australia
Emergent Cold Midco 3 Pty Ltd.	Australia
Emergent Cold Pty Ltd	Australia
Lineage AUS TRS Pty Ltd	Australia
Lineage Danish Bidco ApS	Denmark
Boreas Logistics Holdings B.V.	Netherlands
Lineage NZ TRS Limited	New Zealand
Lineage Logistics Canada Holdings Ltd.	Ontario, Canada

Schedule B
(to Second Amendment to Note Purchase Agreement)

Exhibit 1

[Attached.]

Exhibit 1
Amendment No. ~~1~~2

LINEAGE LOGISTICS, LLC

LINEAGE TREASURY EUROPE B.V.

LINEAGE LOGISTICS HOLDINGS, LLC

US$ 300,000,000

2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

US$ 375,000,000

2.52% Guaranteed Senior Notes, Series B, due August 20, 2028

€128,000,000

0.89% Guaranteed Senior Notes, Series C, due August 20, 2026

€251,000,000

1.26% Guaranteed Senior Notes, Series D, due August 20, 2031

£145,000,000

1.98% Guaranteed Senior Notes, Series E, due August 20, 2026

£130,000,000

2.13% Guaranteed Senior Notes, Series F, due August 20, 2028

______________

Note Purchase Agreement
______________

Dated August 20, 2021
and as amended as of September 9, 2022
and as further amended as of September 19, 2024

US-DOCS\122623631.14
ACTIVE 56121644v22
US-DOCS\122623631.20
ACTIVE 66237016v2
ACTIVE 701848693v1
|US-DOCS\~~133662395.1~~154020979.2 Lineage - ~~2011 PP -~~Conformed Amended to 2021 NPA (Second Amendment ~~No. 1 [July 2022]~~) (Draft 9.17)||    | 11:16|
~~ACTIVE 701848693v1~~

Table of Contents
Section    Heading    Page
Section 1.    Authorization of Notes    6
Section 2.    Sale and Purchase of Notes; Joint and Several Obligors    7
Section 2.1.    Sale and Purchase of Notes    7
Section 2.2.    Joint and Several Obligors    7
Section 2.3.    Intercreditor Agreement    7
Section 3.    Closing    7
Section 4.    Conditions to Closing    8
Section 4.1.    Representations and Warranties    8
Section 4.2.    Performance; No Default    8
Section 4.3.    Compliance Certificates    ~~8~~9
Section 4.4.    Opinions of Counsel    9
Section 4.5.    Purchase Permitted By Applicable Law, Etc    ~~9~~10
Section 4.6.    Sale of Other Notes    10
Section 4.7.    Payment of Special Counsel Fees    10
Section 4.8.    Private Placement Number    10
Section 4.9.    Changes in Corporate Structure    10
Section 4.10.     Funding Instructions    10
Section 4.11.    Intercreditor Agreement    10
Section 4.12.    Acceptance of Appointment to Receive Service of Process    10
Section 4.13.    Investment Grade Financial Covenant Election Date    ~~10~~11
Section 4.14.    Rating of Notes    ~~10~~11
Section 4.15.    Proceedings and Documents    11
Section 5.    Representations and Warranties of the Obligors    11
Section 5.1.    Organization; Power and Authority    11
Section 5.2.    Authorization, Etc    11
Section 5.3.    Disclosure    ~~11~~12
Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates    12
Section 5.5.    Financial Statements; Material Liabilities    12
Section 5.6.    Compliance with Laws, Other Instruments, Etc    ~~12~~13
Section 5.7.    Governmental Authorizations, Etc    ~~12~~13
Section 5.8.    Litigation; Observance of Agreements, Statutes and Orders    13
Section 5.9.    Taxes    13
Section 5.10.    Title to Property; Leases    ~~13~~14

Section 5.11.    Licenses, Permits, Etc    14
Section 5.12.    Compliance with Employee Benefit Plans    14
Section 5.13.    Private Offering by the Issuers    ~~14~~15
Section 5.14.    Use of Proceeds; Margin Regulations    15
Section 5.15.    Existing Indebtedness; Future Liens    15
Section 5.16.    Foreign Assets Control Regulations, Etc    ~~15~~16
Section 5.17.    Status under Certain Statutes    16
Section 5.18.    Environmental Matters    16
Section 5.19.    REIT Status    ~~16~~17
Section 5.20.    Solvency    17
Section 5.21.    Qualified Assets    17
Section 5.22.    Ranking of Obligations    17
Section 6.    Representations of the Purchasers    17
Section 6.1.    Purchase for Investment    17
Section 6.2.    Source of Funds    ~~17~~18
Section 7.    Information as to Obligors    19
Section 7.1.    Financial and Business Information    19
Section 7.2.    Compliance Certificate    21
Section 7.3.    Visitation    ~~21~~22
Section 7.4.     Electronic Delivery    ~~22~~23
Section 8.    Payment and Prepayment of the Notes    ~~22~~23
Section 8.1.    Maturity    ~~22~~23
Section 8.2.    Optional Prepayments with Make-Whole Amount    ~~22~~23
Section 8.3.    Prepayment for Tax Reasons    ~~23~~24
Section 8.4.    Prepayment in Connection with a Noteholder Sanctions Event    ~~24~~25
Section 8.5.    Allocation of Partial Prepayments    ~~25~~26
Section 8.6.    Maturity; Surrender, Etc.    ~~25~~26
Section 8.7.    Purchase of Notes    ~~26~~27
Section 8.8.    Make-Whole Amount and Modified Make-Whole Amount    ~~26~~27
Section 8.9.    Swap Breakage    33
Section 8.10.    Payments Due on Non-Business Days    ~~34~~35
Section 8.11.    Change in Control Prepayment Offer    ~~34~~35
Section 9.    Affirmative Covenants    ~~34~~35
Section 9.5.    Corporate Existence, Etc    ~~34~~35
Section 9.1.    Compliance with Laws    ~~34~~35
Section 9.2.    Insurance    ~~35~~36
Section 9.3.    Maintenance of Properties    ~~35~~36
-ii-

Section 9.4.    Payment of Taxes and Claims    ~~35~~36
Section 9.6.    Books and Records    ~~35~~36
Section 9.7.    Additional Obligor Affiliates    ~~35~~36
Section 9.8.    REIT Status    ~~37~~39
Section 9.9.     Priority of Obligations    ~~37~~39
Section 9.10.     Rating    ~~38~~39
Section 10.    Negative Covenants    ~~38~~40
Section 10.1.    Transactions with Affiliates    ~~38~~40
Section 10.2.    Merger, Consolidation, Etc    ~~40~~42
Section 10.3.    Line of Business    ~~41~~43
Section 10.4.    Economic Sanctions, Etc    ~~41~~44
Section 10.5.    Financial Covenants    ~~41~~44
Section 10.6.    Indebtedness    ~~42~~44
Section 10.7.    Liens    ~~42~~45
Section 10.8.    Disposition of Property    ~~43~~45
Section 10.9.    Restricted Payments    ~~43~~45
Section 10.10.    Investments    ~~45~~48
Section 10.12.    Negative Pledge    ~~45~~48
Section 11.    Events of Default    ~~46~~49
Section 12.    Remedies on Default, Etc.    ~~48~~51
Section 12.1.    Acceleration    ~~48~~51
Section 12.2.    Other Remedies    ~~49~~52
Section 12.3.    Rescission    ~~49~~52
Section 12.4.    No Waivers or Election of Remedies, Expenses, Etc    ~~49~~52
Section 13.    Tax Indemnification; FATCA Information    ~~49~~52
Section 14.    Registration; Exchange; Substitution of Notes    ~~53~~56
Section 14.1.    Registration of Notes    ~~53~~56
Section 14.2.    Transfer and Exchange of Notes    ~~53~~56
Section 14.3.    Replacement of Notes    ~~53~~56
Section 15.    Payments on Notes    ~~54~~57
Section 15.1.    Place of Payment    ~~54~~57
Section 15.2.    Payment by Wire Transfer    ~~54~~57
Section 16.    Expenses, Etc    ~~54~~57
Section 16.1.    Transaction Expenses; Indemnity    ~~54~~57
Section 16.2.    Certain Taxes    ~~55~~58
Section 16.3.    Survival    ~~55~~58
-iii-

Section 17.    Survival of Representations and Warranties; Entire Agreement    ~~55~~58
Section 18.    Amendment and Waiver    ~~56~~59
Section 18.1.    Requirements    ~~56~~59
Section 18.2.    Solicitation of Holders of Notes    ~~56~~59
Section 18.3.    Binding Effect, Etc    ~~57~~60
Section 18.4.    Notes Held by Company, Etc    ~~57~~60
Section  19.    Notices; English Language    ~~57~~60
Section  20.    Reproduction of Documents    ~~58~~61
Section  21.    Confidential Information    ~~58~~61
Section  22.    Substitution of Purchaser    ~~59~~62
Section 23.    Miscellaneous    ~~59~~63
Section 23.1.    Successors and Assigns    ~~59~~63
Section 23.2.    Accounting Terms    ~~60~~63
Section 23.3.    Severability    ~~60~~63
Section 23.4.    Construction, Etc    ~~60~~63
Section 23.5.    Counterparts; Electronic Signatures    ~~60~~64
Section 23.6.    Governing Law    ~~61~~64
Section 23.7.    Jurisdiction and Process; Waiver of Jury Trial    ~~61~~64
Section 23.8.    Obligation to Make Payments in Applicable Currency    ~~62~~65
Section 23.9.    Exchange Rate    ~~62~~66
Section 24.    Joint and Several Obligors    ~~63~~66
Section 24.1.    US Joint and Several Liability    ~~63~~66
Section 24.2.    Foreign Joint and Several Liability    ~~64~~68
Section 24.3.    Obligations Absolute and Unconditional    ~~67~~70
Section 24.4.    Enforcement Costs    ~~68~~72
Section 24.5.    Subrogation    ~~69~~72
Section 24.6.    Preference    ~~69~~73
Section 24.7.    Marshalling and Accounts    ~~69~~73
Signature    ~~71~~74

-iv-

Schedule A    —    Defined Terms

Schedule B    —    Obligor Affiliates

Schedule 1-A    —    Form of US$ 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026

Schedule 1-B    —    Form of US$ 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028

Schedule 1-C    —    Form of € 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026

Schedule 1-D    —    Form of € 1.26% Guaranteed Senior Notes, Series D, due August 20, 2031

Schedule 1-E    —    Form of £ 1.98% Guaranteed Senior Notes, Series E, due August 20, 2026

Schedule 1-F    —    Form of £ 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028

Schedule 2    —    Form of Joinder Agreement

Schedule 4.4(a)    —    Form of Opinion of Special Counsel for the Obligors

Schedule 5.3    —    Disclosure Materials

Schedule 5.4    —    Subsidiaries of Holdings and Ownership of Subsidiary Stock

Schedule 5.5    —    Financial Statements

Schedule 5.15    —    Existing Indebtedness

Schedule 5.21    —    Qualified Assets

Schedule 10.1            —    Transactions with Affiliates

Schedule 10.10    — Permitted Investments

Schedule 25    — Ground Leases

-v-

Purchaser Swap Schedule    —    Purchaser Swap Information Re: Swapped Notes

Purchaser Schedule     —    Information Relating to Purchasers
-vi-

Lineage Logistics, LLC        Note Purchase Agreement

Lineage Logistics, LLC
Lineage Treasury Europe B.V.
Lineage Logistics Holdings, LLC
46500 Humboldt Drive
Novi, MI 48377

US$ 300,000,000 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026
US$ 375,000,000 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028
€128,000,000 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026
€251,000,000 1.26% Guaranteed Senior Notes, Series D, due August 20, 2031
£145,000,000 1.98% Guaranteed Senior Notes, Series E, due August 20, 2026
£130,000,000 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028

August 20, 2021

To Each of the Purchasers Listed in
    the Purchaser Schedule Hereto:
Ladies and Gentlemen:
Lineage Logistics, LLC, a Delaware limited liability company (the “Company”), Lineage Treasury Europe B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands (the “EUR Issuer”, and together with the Company, jointly the “Issuers” and each an “Issuer”), Lineage Logistics Holdings, LLC, a Delaware limited liability company (“Holdings”), and each Person listed on Schedule B as an Obligor Affiliate agree with each of the Purchasers as follows:
Section 1.    Authorization of Notes.
(a)The Company will authorize the issue and sale of $300,000,000 aggregate principal amount of its 2.22% Guaranteed Senior Notes, Series A, due August 20, 2026 (the “Series A Notes”).
(b)The Company will authorize the issue and sale of $375,000,000 aggregate principal amount of its 2.52% Guaranteed Senior Notes, Series B, due August 20, 2028 (the “Series B Notes”).
(c)The EUR Issuer will authorize the issue and sale of €128,000,0000 aggregate principal amount of its 0.89% Guaranteed Senior Notes, Series C, due August 20, 2026 (the “Series C Notes”).

Lineage Logistics, LLC        Note Purchase Agreement

(d)The EUR Issuer will authorize the issue and sale of €251,000,000 aggregate principal amount of its 1.26% Guaranteed Senior Notes, Series D, due August 20, 2031 (the “Series D Notes”).
(e)The EUR Issuer will authorize the issue and sale of £145,000,000 aggregate principal amount of its 1.98% Guaranteed Senior Notes, Series E, due August 20, 2026 (the “Series E Notes”).
(f)The EUR Issuer will authorize the issue and sale of £130,000,000 aggregate principal amount of its 2.13% Guaranteed Senior Notes, Series F, due August 20, 2028 (the “Series F Notes”).
The Series A Notes, together with the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes and the Series F Notes, are referred to in this Agreement as the “Notes”. The Notes shall be substantially in the form set out in Schedules 1-A, 1-B, 1-C, 1-D, 1-E and 1-F respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.5 shall govern.
Section 2.    Sale and Purchase of Notes; Joint and Several Obligors; Intercreditor Agreement.
    Section 2.1.    Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Issuers will issue and sell to each Purchaser and each Purchaser will purchase from each respective Issuer, at the Closing provided for in Section 3, Notes in the principal amount and series specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
    Section 2.2.    Joint and Several Obligors. The payment by each Issuer of all amounts due with respect to the Notes and the performance by each Issuer of its obligations under this Agreement are joint and several obligations of Holdings, the Issuers and the Obligor Affiliates pursuant to (as limited by) the provisions of Section 24 herein.
    Section 2.3.    Intercreditor Agreement. The Purchasers and the administrative agent, on behalf of the lenders, under the Principal Credit Facility will enter into the Intercreditor Agreement on the Closing Date (together with any future additional creditors that may from time to time in the future accede thereto) providing for the sharing of certain payments from guarantors and borrowers (other than the Company) among the parties following an Event of Default.

Lineage Logistics, LLC        Note Purchase Agreement

Section 3.    Closing
The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Greenberg Traurig, LLP, 77 West Wacker Drive, Suite 3100, Chicago, Illinois 60601, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on August 20, 2021 (the “Closing Date”). At the Closing, each Issuer will deliver to each Purchaser the Notes of the series to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000, €100,000 or £100,000, as applicable, as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the respective Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of:
(i)the Company to account number 510152361 at JP Morgan Chase Bank N.A. in connection with the Series A Notes and the Series B Notes,
(ii)the EUR Issuer to account number NL16 BOFA 0030 1800 16 at Bank of America Europe DAC (SWIFT: BOFANLNX) in connection with the Series C Notes and the Series D Notes, and
(iii)the EUR Issuer to account number NL91 BOFA 0030 1800 24 at Bank of America Europe DAC (SWIFT: BOFANLNX) in connection with the Series E Notes and the Series F Notes.
If at the Closing an Issuer shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by ~~the~~such Issuer to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.
Section 4.    Conditions to Closing.
Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:
    Section 4.1.    Representations and Warranties.
    (a)    Representations and Warranties of the Issuers. The representations and warranties of each Issuer in this Agreement shall be correct when made on the date of this Agreement and at the Closing.

Lineage Logistics, LLC        Note Purchase Agreement

    (b)     Representations and Warranties of Holdings. The representations and warranties of Holdings in this Agreement shall be correct when made on the date of this Agreement and at the Closing.
    (c)    Representations and Warranties of the Obligor Affiliates. The representations and warranties of the Obligor Affiliates in this Agreement shall be correct when made on the date of this Agreement and at the Closing.
    Section 4.2.    Performance; No Default. The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. None of the Obligors or any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.
    Section 4.3.    Compliance Certificates.
    (a)    Officer’s Certificates of the Issuers. Each of the Issuers shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.
    (b)    Secretary’s Certificates of the Issuers. Each of the Issuers shall have delivered to such Purchaser a certificate of a Responsible Officer, or with respect to the EUR Issuer, a managing director or any other person who is authorized to represent the EUR Issuer, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) if customary in the jurisdiction of incorporation of the Obligor Affiliate, the incumbency of the authorized signatories of such Issuer executing this Agreement and the Notes and (iii) the Issuer’s organizational documents as then in effect.
    (c)    Officer’s Certificate of Holdings. Holdings shall have delivered to such Purchaser an Officer’s Certificate with respect to Holdings, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.
    (d)    Secretary’s Certificate of Holdings. Holdings shall have delivered to such Purchaser a certificate with respect to Holdings, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, (ii) the incumbency of the authorized signatories of Holdings executing this Agreement and (iii) Holdings’ organizational documents as then in effect.
    (e)    Officer’s Certificate of Obligor Affiliates. Each Obligor Affiliate shall have delivered to such Purchaser an Officer’s Certificate with respect to such Obligor Affiliate, dated
x

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the date of the Closing, certifying that the conditions specified in Sections 4.1(c), 4.2 and 4.9 have been fulfilled.
    (f)    Secretary’s Certificate of Obligor Affiliates. Each Obligor Affiliate shall have delivered to such Purchaser a certificate of its Secretary, Assistant Secretary, Director or a Responsible Officer, or with respect to a Danish Obligor Affiliate, a managing director or any other person who is authorized to represent the Danish Obligor Affiliate, or with respect to a New Zealand Obligor Affiliate, a director of that New Zealand Obligor Affiliate, in each case dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, (ii) if customary in the jurisdiction of incorporation of the Obligor Affiliate, the incumbency of the authorized signatories of the Obligor Affiliate executing this Agreement and (iii) such Obligor Affiliate’s organizational documents as then in effect.
    Section 4.4.    Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Latham & Watkins LLP, counsel for the Issuers, Holdings and the Obligor Affiliates, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct its counsel to deliver such opinion to the Purchasers), (b) Johnson Winter & Slattery, counsel to the Australian Obligor Affiliates, covering matters set forth of Schedule 4.4(b), (c) McCarthy Tétrault LLP, counsel to the Canadian Obligor Affiliates, covering matters set forth on Schedule 4.4(c), (d) NautaDutilh, counsel to the Dutch Obligors covering matters set forth on Schedule 4.4(d); (e) from various counsel for the other Obligor Affiliates listed on Schedule 4.4(e) covering power and capacity of such Obligor Affiliate and such matters relating to this Agreement as such Purchaser may reasonably request, and (f) from Greenberg Traurig, LLP, the Purchasers’ special counsel in connection with such transactions, and covering such other matters incident to such transactions as such Purchaser may reasonably request.
    Section 4.5.    Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.
    Section 4.6.    Sale of Other Notes. Contemporaneously with the Closing each of the Issuers shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.

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    Section 4.7.    Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Closing the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.
    Section 4.8.    Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.
    Section 4.9.    Changes in Corporate Structure. Except as permitted by Section 10.2, none of the Issuers, Holdings or any Obligor Affiliate shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.
    Section 4.10.    Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.
    Section 4.11.    Intercreditor Agreement. The Intercreditor Agreement shall have been executed and delivered by each of the Purchasers and the administrative agent, on behalf of the lenders, under the Principal Credit Facility.
    Section 4.12.    Acceptance of Appointment to Receive Service of Process. Such Purchaser shall have received evidence of the acceptance by Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377 of the appointment and designation provided for by Section 23.7(e) for the period from the date of the Closing to 1 year after maturity of the Notes (and the payment in full of all fees in respect thereof).
    Section 4.13.    Investment Grade Financial Covenant Election Date. Such Purchaser shall have received evidence reasonably satisfactory to it that the “Investment Grade Financial Covenant Election Date” as defined under and in accordance with the Principal Credit Facility shall have occurred or shall occur on the Closing Date.
    Section 4.14.    Rating of Notes. DBRS shall have delivered to the Company a letter assigning a private credit rating to the Notes of not less than “BBB” (which letter shall comply with the terms and conditions set forth in Section 9.10), and the Company shall have delivered a copy of such ratings letter to such Purchaser.
    Section 4.15.    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and

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its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.
Section 5.    Representations and Warranties of the Obligors.
As of the date of this Agreement and as of the date of the Closing, each Obligor jointly and severally represents and warrants to each Purchaser that:
    Section 5.1.    Organization; Power and Authority. Each Group Member (a) is duly organized, incorporated, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, (b) has the corporate, limited liability or limited partnership, as applicable, power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified to do business in, and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of, each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except for where failure to do so could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
    Section 5.2.    Authorization, Etc. Each Obligor has the corporate, limited liability or limited partnership, as applicable, power and authority, and the legal right, to enter into and perform this Agreement and the Notes to which it is a party. Each Obligor has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and the Notes to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the sale of the Notes hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes, except consents, authorizations, filings, notices and other acts that have been obtained or made and are in full force and effect. This Agreement and each Note has been duly executed and delivered on behalf of each Obligor party thereto. This Agreement constitutes, and the Notes upon execution will constitute, a legal, valid and binding obligation of each Obligor party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
    Section 5.3.    Disclosure. The Company through its agents, BofA Securities, Inc and JP Morgan Securities LLC has delivered to each Purchaser a copy of a Private Placement Memorandum dated July 2021 (the “Memorandum”) and the Investor Presentation dated July 2021 (the “Investor Presentation”), relating to the transactions contemplated hereby. The Memorandum and the Investor Presentation, together, fairly describe, in all material respects, the general nature of the business and principal properties of the Obligors and their respective

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Subsidiaries. This Agreement, the Memorandum, the Investor Presentation and the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Issuers prior to August 11, 2021 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum, the Investor Presentation and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2020, there has been no change in the financial condition, operations, business, properties or prospects of the Obligors or any of their respective Subsidiaries except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates. As of the Closing Date, (a) Schedule 5.4 sets forth the name and jurisdiction of incorporation of each Subsidiary of a Group Member and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by any Group Member and (b) except as set forth on Schedule 5.4, there are no outstanding subscriptions, options, warrants, calls, acquisition rights or other similar agreements or similar commitments (other than (i) stock options granted to employees or directors and (ii) directors’ qualifying shares) of any nature relating to any Equity Interests of Holdings or any ~~Wholly-Owned~~Wholly Owned Subsidiary that is a Material Subsidiary.
    (c)    No ~~Wholly-Owned~~Wholly Owned Subsidiary that is a Material Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4, customary limitations imposed by corporate law or similar statutes and customary limitations imposed by the terms of agreements governing Non-Recourse Indebtedness) restricting the ability of such ~~Wholly-Owned~~Wholly Owned Subsidiary that is a Material Subsidiary to pay dividends out of profits or make any other similar distributions of profits to Holdings or any of its Subsidiaries that owns outstanding shares of capital stock or similar Equity Interests of such ~~Wholly-Owned~~Wholly Owned Subsidiary that is a Material Subsidiary.
    Section 5.5.    Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of Holdings and its consolidated Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) (i) present fairly, in all material respects, the consolidated financial condition of Holdings and its consolidated Subsidiaries as of the date of such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified in such financial statements and (ii) have been prepared in accordance with GAAP applied consistently throughout the period covered thereby except as otherwise expressly noted therein (subject, in the case of unaudited consolidated balance sheets, to year-end audit adjustments). The Obligors and their respective Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

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    Section 5.6.    Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the applicable Obligor of this Agreement and the Notes to which such Obligor is a party, the sale of the Notes hereunder and the use of the proceeds thereof will not (i) violate any Requirement of Law, any indenture, agreement or other instrument binding on an Obligor or its assets, or any Governing Document of any Obligor, except where such violation could not reasonably be expected to have a Material Adverse Effect, and (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such indenture, agreement or other instrument.
    Section 5.7.    Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligors of this Agreement or, with respect to the Issuers only, the Notes, including any thereof required in connection with the obtaining of the Applicable Currency to make payments under this Agreement or the Notes and the payment of such Applicable Currency to Persons resident in the United States of America. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the United States or the Netherlands, as applicable, of this Agreement or the Notes that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax that may be required in connection with admissibility into evidence.
    Section 5.8.    Litigation; Observance of Agreements, Statutes and Orders. (a) No action, suit, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Obligor, threatened in writing against any Group Member or against any of their respective property as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
    (b)    None of the Group Members is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), in each case where such default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    Section 5.9.    Taxes. (a) Each Group Member has filed or caused to be filed all federal, state and other material tax returns and reports that are required to have been filed and has paid all Taxes on any assessments made against it or any of its property, and all other material Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any Taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member), in each case, except where the failure to file or pay, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No Tax Lien has been filed with respect to any Qualified Asset that is not a

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Permitted Encumbrance, and as of the Closing Date, to the knowledge of any Obligor, no claim is being asserted with respect to any such Taxes, fees or other charges of any Group Member that could reasonably be expected to have a Material Adverse Effect.
(b)     No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of the Netherlands or any political subdivision thereof will be incurred by Obligors or any holder of a Note as a result of the execution or delivery of this Agreement or the Notes and no deduction or withholding in respect of Taxes imposed by or for the account of any Governmental Authority of the Netherlands is required to be made from any payment by the Obligors under this Agreement or the Notes except for any such liability, withholding or deduction imposed, assessed, levied or collected by or for the account of any such Governmental Authority arising out of circumstances described in clauses (i) through (vii) of Section 13(b).
    Section 5.10.    Title to Property; Leases. Subject to Liens not prohibited by this Agreement, each Group Member has good and valid title to, or a valid leasehold interest in, all of its Real Property that is material to the operation of its business, and good title to, or a valid leasehold interest in or the right to use, all its other property that is material to the operation of its business, in each case other than (x) minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, or (y) where the failure to have such title, interest or other right to use would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. None of the Qualified Assets or the Equity Interests of any Qualified Asset Owner is subject to any Lien except Permitted Encumbrances and Permitted Equity Encumbrances.
    Section 5.11.    Licenses, Permits, Etc. Each Group Member owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted, except to the extent that the failure to so own or license such Intellectual Property, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted against any Group Member and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property in each case that could reasonably be expected to have a Material Adverse Effect, nor does any Obligor know of any valid basis for any such claim in each case that could reasonably be expected to have a Material Adverse Effect. The use of Intellectual Property by each Group Member does not infringe on the rights of any Person except to the extent that such infringements, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
    Section 5.12.    Compliance with Employee Benefit Plans.
    (a)    Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Group Member and each of their respective ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating

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to Plans and the regulations and published interpretations thereunder; and (ii) no ERISA Event has occurred or is reasonably expected to occur.
    (b)     Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (1) to the extent applicable, each Group Member is in compliance with Canadian Pension Legislation with respect to each (i) Canadian Pension Plan, and (ii) Canadian Defined Benefit Plan; (2) no Canadian Pension Event has occurred; and (3) no Lien has arisen, choate or inchoate, in respect of any Obligor or their property in connection with any Canadian Pension Plan administered or sponsored by a Group Member, other than a Permitted Encumbrance.
    (c)    The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(~~e~~c) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.
(d) All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Company and its Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect.
    Section 5.13.    Private Offering by the Issuers. None of the Obligors or anyone acting on their behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 55 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. None of the Obligors or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
    Section 5.14.    Use of Proceeds; Margin Regulations. The Issuers will apply the proceeds of the sale of the Notes hereunder as set forth in the section entitled “Proposed Offering and Capitalization” of the Memorandum. No part of the proceeds from the sale of the Notes hereunder will be used, (i) for the purpose, whether immediate or ultimate, of “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) as now and from time to time hereafter in effect or (ii) for any purpose that violates the provisions of the Regulations of the Board. No Obligor nor any Subsidiary is engaged or will engage, principally

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or as one of its important activities, in the business of “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or extending credit for the purpose of “buying” or “carrying” “margin stock”. Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets.
    Section 5.15.    Existing Indebtedness; Future Liens. (a)  Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Material Indebtedness of the Group Members as of March 31, 2021 (other than Indebtedness in the nature of letters of credit, Capital Lease Obligations and intercompany Indebtedness). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Material Indebtedness of any Issuer or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Material Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
    (b)    None of the Obligors or any Subsidiary thereof has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness, in each case except as not prohibited by this Agreement.
    Section 5.16.    Foreign Assets Control Regulations, Etc. The Obligors have implemented and maintain in effect policies and procedures designed to ensure compliance in all material respects by the Obligors, the other Group Members and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, and Holdings, the other Group Members and their respective officers and employees and, to the knowledge of the Obligors after reasonable due diligence, their respective directors and agents, are in compliance with Anti-Terrorism Laws, Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions in all material respects. None of the Obligors, any of their respective Subsidiaries or, to the knowledge of any Obligor or any such Subsidiary, any of their respective directors, officers or employees, (i) is a Sanctioned Person, (ii) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Sanctioned Person, (iii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law or (~~iii~~iv) engages in or conspires to engage in any transaction that evades or avoids, or has the purposes of evading or avoiding, or attempts to violate any Anti-Terrorism Laws. All borrowings, use of proceeds and other transactions contemplated by this Agreement will comply with applicable Sanctions in all material respects, and no borrowing, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws (including the Foreign Corrupt Practices Act of 1977) or Anti-Money Laundering Laws. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall require Holdings or any of its Subsidiaries or any director, officer, employee, agent or Affiliate

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of Holdings or any of its Subsidiaries that are registered or incorporated under the laws of Canada or a province thereof to commit an act or omission that contravenes the Foreign Extraterritorial Measures (United States) Order, 1992.
    Section 5.17.    Status under Certain Statutes. No Group Member is an “investment company” required to be registered as such under the Investment Company Act of 1940, as amended.
    Section 5.18.    Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:
(a)    the facilities and real properties owned, leased or operated by any Group Member (the “Properties”) do not contain any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute a violation of Environmental Law or would reasonably be expected to result in any Environmental Liability;
(b)    no Group Member has received any written notice from any Person alleging, or knows of any basis for, any Environmental Liability with regard to any Group Member, the Properties or the business operated by any Group Member (the “Business”);
(c)    Materials of Environmental Concern have not been transported or disposed of to, at or from the Properties by or on behalf of any Group Member in violation of Environmental Law or in a manner that would reasonably be expected to give rise to any Environmental Liability, nor have any Materials of Environmental Concern been generated, used, treated or stored at, on or under any of the Properties in violation of Environmental Law or in a manner that would reasonably be expected to give rise to any Environmental Liability;
(d)    no claim, proceeding, suit, action or, to the knowledge of the Obligors, investigation is pending or, to the knowledge of the Obligors, threatened, under any Environmental Law to which any Group Member is or, to the knowledge of the Obligors, will be named as a party, nor are there any judicial decrees, consent decrees, consent orders, administrative orders or other governmental orders outstanding under any Environmental Law with respect to any Group Member, the Properties or the Business;
(e)    there has been no Release of or exposure to nor, to the knowledge of any Obligor, threat of Release of Materials of Environmental Concern at, in, on, under or from the Properties or any other location that would reasonably be expected to give rise to any Environmental Liability;
(f)    neither the Group Members nor their respective operations at the Properties have failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law; and

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(g)    no Group Member has retained or assumed (by contract or operation of law) any Environmental Liability of any other Person or with respect to any former or predecessor operations or properties.
    Section 5.19.    REIT Status. REIT Parent (i) qualifies as a REIT for U.S. Federal income tax purposes, (ii) will elect to be treated as a REIT beginning with its taxable year ended December 31, 2020 and (iii) is in compliance with all other requirements and conditions imposed under the Code to allow it to maintain its status as a REIT.
    Section 5.20.    Solvency. As of the Closing, the Company and its Subsidiaries and Holdings and its Subsidiaries, in each case taken as a whole and on a consolidated basis, immediately after the consummation of the transactions contemplated under this Agreement and the Notes, are Solvent.
    Section 5.21.    Qualified Assets. Schedule 5.21 is a correct and complete list of all Qualified Assets. None of the Qualified Assets or the Equity Interests of any Qualified Asset Owner is subject to any Lien except Permitted Encumbrances and Permitted Equity Encumbrances.
    Section 5.22.    Ranking of Obligations. The Obligors’ payment obligations under this Agreement and the Notes will, upon issuance of the Notes, rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Obligors.
Section 6.    Representations of the Purchasers.
    Section 6.1.    Purchase for Investment. (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuers are not required to register the Notes.
    (b)    Each Purchaser severally represents that it is an “accredited investor” within the meaning of subparagraph (a) of Rule 501 of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). In addition, each Purchaser that is not an accredited investor under subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 of Regulation D under the Securities Act severally represents that it is an institutional account under FINRA Rule 4512(c). Each Purchaser further severally represents that such Purchaser has had the opportunity to ask questions of the Issuers and received answers concerning the terms and conditions of the sale of the Notes.

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For purposes of FINRA Rule 4512(c), the term ~~"~~“institutional account~~"~~” shall mean the account of:

(1) a bank, savings and loan association, insurance company or registered investment company;

(2) an investment adviser registered either with the SEC under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or

(3) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50,000,000.
(c)    Each Purchaser located in the European Economic Area severally represents that it is a “professional client” within the meaning of Directive 2014/65/EU.
    Section 6.2.    Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:
    (a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
    (b)    the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
    (c)    the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained

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by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
    (d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in any Issuer that would cause the QPAM and such Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or
    (e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in any Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
    (f)    the Source is a governmental plan; or
    (g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
    (h)    the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

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Section 7.    Information as to Obligors
    Section 7.1.    Financial and Business Information. The Obligors shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:
    (a)    Quarterly Statements — ~~within 45 days (~~Commencing with the fiscal quarter ended September 30, 2024 and with respect to the fiscal quarter ~~ending~~ended September 30, 2024, March 31, ~~2021,~~2025 and June 30, 2025, within 60 days after the end of such fiscal quarter~~)~~ of Parent Company, and thereafter, within 45 days after the end of each ~~quarterly~~ fiscal ~~period in~~quarter for each of the first three financial fiscal ~~year of Holdings~~quarters (other than the ~~last quarterly fiscal period of each such fiscal year)~~fourth fiscal quarter) of Parent Company, duplicate copies of,
    (i)    a consolidated balance sheet of ~~Holdings~~Parent Company and its Subsidiaries as at the end of such quarter, and
    (ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of ~~Holdings~~Parent Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;
    (b)    Annual Statements — Commencing with the fiscal year ended December 31, 2024 and with respect to such fiscal year, within ~~120~~150 days ~~(or 90 days at all times after a Qualified IPO)~~after the end of such fiscal year of Parent Company and thereafter, within 90 days after the end of each fiscal year of ~~Holdings~~Parent Company, duplicate copies of
    (i)    a consolidated balance sheet of ~~Holdings~~Parent Company and its Subsidiaries as at the end of such year, and
    (ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of ~~Holdings~~Parent Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based, other than a “going concern” explanatory note or qualification resulting from (i) the

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maturity of the loans under any Indebtedness of any Obligor or Subsidiary permitted hereunder occurring within one year from the time such opinion is delivered or (ii) anticipated (but not actual) covenant non-compliance hereunder or under Indebtedness of any Obligor or Subsidiary permitted hereunder) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;
(c)    SEC and other Reports— promptly after (i) the same are available, and only to the extent not publicly available on EDGAR, copies of each annual report, proxy, financial statement or other periodic report sent to the stockholders of Parent Company, Holdings or Lineage OP, as applicable, in respect of any public securities of Parent Company, Holdings or Lineage OP, as applicable, and copies of all annual, regular, periodic and special reports and registration statements which Parent Company, Holdings, Lineage OP or any Issuer may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Purchasers or the holders pursuant hereto and (ii) the furnishing thereof, copies of any notice of default received from or furnished to any holder of debt securities of any Obligor or Subsidiary thereof pursuant to the terms of any material indenture, loan or credit or similar agreement and not otherwise required to be furnished to the holders pursuant to this Section 7;
    (d)    Notice of Default or Event of Default — promptly, and in any event within 5 Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;
    (e)    Employee Benefits Matters — the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability to a Group Member in an aggregate amount exceeding $50,000,000;
    (f)    Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Obligors or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

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    (g)    Resignation or Replacement of Auditors — within 10 days following the date on which ~~Holdings’s~~Parent Company’s auditors resign or ~~Holdings~~Parent Company changes auditors, as the case may be, notification thereof, together with such further information as the Required Holders may reasonably request;
    (h)    Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Obligors or any of their Subsidiaries (including actual copies of the Obligors’ Form 10-Q and Form 10-K, if applicable) or relating to the ability of the Obligors to perform their respective obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Purchaser or holder of a Note; and
    (i)    Change in Rating – within 15 Business Days after a Responsible Officer receives notice of any change in credit rating or outlook on the Notes by any Designated Rating Agency, copies of such notice thereof, or copies of such credit rating or outlook from such Designated Rating Agency, including the analysis and methodologies used by the Designated Rating Agency in determining such credit rating of the Notes, if applicable, which may be delivered electronically to each holder of a Note by any method set forth in Section 7.4 for the delivery of information (i.e., email or posting on its website or IntraLinks).
    Section 7.2.    Compliance Certificate. Each set of financial statements delivered to a Purchaser (prior to the Closing Date) or holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer (the “Compliance Certificate”):
    (a)    Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Obligors were in compliance with the requirements of Section 10.5 during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that ~~the~~Parent Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 23.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;
    (b)    Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and the Subsidiaries thereof from the beginning of the quarterly or annual period covered by the

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statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of ~~the~~Parent Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto; and
    (c)    Obligors — setting forth a list of all Obligor Affiliates and certifying that each Subsidiary that is required to be an Obligor Affiliate pursuant to Section 9.7 is an Obligor Affiliate, in each case, as of the date of such certificate of the Senior Financial Officer.
    Section 7.3.    Visitation. The Obligors shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:
    (a)    No Default — if no Default or Event of Default then exists, once each calendar year at the expense of such Purchaser or such holder and upon reasonable prior notice to ~~the~~Parent Company and at a time mutually agreed with ~~the~~Parent Company, to visit the principal executive office of the Obligors, to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries with the Obligors’ officers, and (with the consent of ~~the~~Parent Company, which consent will not be unreasonably withheld, but subject to the rights of tenants) to visit the other offices and properties of the Obligors and each Subsidiary, in each case, once each calendar year as may be reasonably requested in writing and at a time mutually agreed with ~~the~~Parent Company; and
    (b)    Default — if a Default or Event of Default then exists, at the expense of the Obligors and subject to the rights of tenants, to visit and inspect any of the offices or properties of the Obligors or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom (other than materials (i) that constitute trade secrets or similar commercially sensitive information, (ii) in respect of which disclosure to such Purchaser or such holder (or its representatives or contractors) is prohibited by law, would violate the fiduciary duties owed by the disclosing party or would violate any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product), and to discuss their respective affairs, finances and accounts with their respective officers, all at such times and as often as may be requested.
    Section 7.4.    Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Compliance Certificates that are required to be delivered by the Obligors pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Obligors satisfy any of the following requirements with respect thereto:

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    (a)    such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Compliance Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each Purchaser or holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to ~~the~~Parent Company; or
    (b)    such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Compliance Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c), if any, are timely posted by or on behalf of the Obligors on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;
provided however, that in no case shall access to such financial statements, other information and Compliance Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 21 of this Agreement); provided further, that in the case of any of clause (b), Parent Company, the Company or Holdings shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 19, of such posting or filing in connection with each delivery
Section 8.    Payment and Prepayment of the Notes.
    Section 8.1.    Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.
    Section 8.2.    Optional Prepayments with Make-Whole Amount. The Issuers may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5 % of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount (unless such prepayment is made within 30 days of the Maturity Date of the respective Series of Notes to be prepaid, in which case no Make-Whole Amount will be payable). The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section ~~17~~18. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation; provided that, notwithstanding anything herein to the contrary, any such notice delivered pursuant to this Section 8.2 may state that such notice is conditioned upon the effectiveness of or receipt of proceeds of other Indebtedness which will be utilized to prepay the Notes in connection with the

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Issuers exercising their prepayment rights under this Section 8.2, in which case such notice may be revoked by the Company (by notice to the holders of Notes on or prior to the date that is 5 Business Days in advance of the date fixed for such prepayment) if such condition is not expected to be satisfied. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
    Section 8.3.    Prepayment for Tax Reasons. (a) If at any time as a result of a Change in Tax Law (as defined below) any Issuer is or becomes obligated to make any Additional Payments (as defined below) in respect of any payment of interest on account of any of the Notes, the Company may give the holders of all affected Notes irrevocable written notice (each, a ~~"~~“Tax Prepayment Notice~~"~~”) of the prepayment of such affected Notes on a specified prepayment date (which shall be a Business Day not less than 30 days nor more than 60 days after the date of such notice) and the circumstances giving rise to the obligation of ~~the~~such Issuer to make any Additional Payments and the amount thereof and stating that all of the affected Notes shall be prepaid on the date of such prepayment at 100% of the principal amount so prepaid together with interest accrued thereon to the date of such prepayment plus an amount equal to the Modified Make-Whole Amount for each such Note, except in the case of an affected Note if the holder of such Note shall, by written notice given to the Company no more than 20 days after receipt of the Tax Prepayment Notice, reject such prepayment of such Note (each, a ~~"~~“Rejection Notice~~"~~”). Such Tax Prepayment Notice shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Modified Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. The form of Rejection Notice shall also accompany the Tax Prepayment Notice and shall state with respect to each Note covered thereby that execution and delivery thereof by the holder of such Note shall operate as a permanent waiver of such ~~holder's~~holder’s right to receive the Additional Payments arising as a result of the circumstances described in the Tax Prepayment Notice in respect of all future payments of interest on such Note (but not of such ~~holder's~~holder’s right to receive any Additional Payments that arise out of circumstances not described in the Tax Prepayment Notice or which exceed the amount of the Additional Payment described in the Tax Prepayment Notice), which waiver shall be binding upon all subsequent transferees of such Note. The Tax Prepayment Notice having been given as aforesaid to each holder of the affected Notes, the principal amount of such Notes together with interest accrued thereon to the date of such prepayment plus the Modified Make-Whole Amount shall become due and payable on such prepayment date, except in the case of Notes the holders of which shall timely give a Rejection Notice as aforesaid. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Note being so prepaid a certificate of a Senior Financial Officer specifying the calculation of such Modified Make-Whole Amount as of such prepayment date.
    (b)    No prepayment of the Notes pursuant to this Section 8.3 shall affect the obligation of any Issuer to pay Additional Payments in respect of any payment made on or prior to the date of such prepayment. For purposes of this Section 8.3, any holder of more than one affected Note may act separately with respect to each affected Note so held (with the effect that a holder of

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more than one affected Note may accept such offer with respect to one or more affected Notes so held and reject such offer with respect to one or more other affected Notes so held).
    (c)    No Issuer may offer to prepay or prepay Notes pursuant to this Section 8.3 (i) if a Default or Event of Default then exists, (ii) until ~~the~~such Issuer shall have taken commercially reasonable steps to mitigate the requirement to make the related Additional Payments or (iii) if the obligation to make such Additional Payments directly results or resulted from actions taken by ~~the~~such Issuer or any Subsidiary (other than actions required to be taken under applicable law), and any Tax Prepayment Notice given pursuant to this Section 8.3 shall certify to the foregoing and describe such mitigation steps, if any.
    (d)    For purposes of this Section 8.3: “Additional Payments” means additional amounts required to be paid to a holder of any Note pursuant to Section 13 by reason of a Change in Tax Law; and a “Change in Tax Law” means (individually or collectively with one or more prior changes) (i) an amendment to, or change in, any law, treaty, rule or regulation of the Netherlands after the date of the Closing, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation after the date of the Closing, which amendment or change is in force and continuing and meets the opinion and certification requirements described below or (ii) in the case of any other jurisdiction that becomes a Taxing Jurisdiction after the date of the Closing, an amendment to, or change in, any law, treaty, rule or regulation of such jurisdiction, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation, in any case after such jurisdiction shall have become a Taxing Jurisdiction, which amendment or change is in force and continuing and meets such opinion and certification requirements. No such amendment or change shall constitute a Change in Tax Law unless the same would in the opinion of the Company (which shall be evidenced by an Officer’s Certificate of the Company and supported by a written opinion of counsel having recognized expertise in the field of taxation in the relevant Taxing Jurisdiction, both of which shall be delivered to all holders of the Notes prior to or concurrently with the Tax Prepayment Notice in respect of such Change in Tax Law) affect the deduction or require the withholding of any Tax imposed by such Taxing Jurisdiction on any payment payable on the Notes.
Section 8.4.    Prepayment in Connection with a Noteholder Sanctions Event. (a)    Upon the Company’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event has occurred (which notice shall refer specifically to this Section 8.4(a) and describe in reasonable detail such Noteholder Sanctions Event), the Company shall promptly, and in any event within 10 Business Days, make an offer (the “Sanctions Prepayment Offer”) to prepay the entire unpaid principal amount of Notes held by such Affected Noteholder (the “Affected Notes”), together with interest thereon to the prepayment date selected by the Company with respect to each Affected Note but without payment of any Make-Whole Amount or Modified Make-Whole Amount with respect thereto, which prepayment shall be on a Business Day not less than 30 days and not more than 60 days after the date of the Sanctions Prepayment Offer (the “Sanctions Prepayment Date”). Such Sanctions Prepayment Offer shall provide that such Affected Noteholder notify the Company in writing by a stated date, which date is not later than 10 Business Days prior to the stated Sanctions Prepayment Date, of its acceptance or rejection of

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such prepayment offer. If such Affected Noteholder does not notify the Company as provided above, then the holder shall be deemed to have accepted such offer.
(b)    Subject to the provisions of subparagraphs (c) and (d) of this Section 8.4, the Issuer shall prepay on the Sanctions Prepayment Date the entire unpaid principal amount of the Affected Notes held by such Affected Noteholder who has accepted (or has been deemed to have accepted) such prepayment offer (in accordance with subparagraph (a)), together with interest thereon to the Sanctions Prepayment Date with respect to each such Affected Note, but without payment of any Make-Whole Amount or Modified Make-Whole Amount with respect thereto.
(c)    If a Noteholder Sanctions Event has occurred but such Issuer and/or its Controlled Entities have taken such action(s) in relation to their activities so as to remedy such Noteholder Sanctions Event (with the effect that a Noteholder Sanctions Event no longer exists, as reasonably determined by such Affected Noteholder) prior to the Sanctions Prepayment Date, then such Issuer shall no longer be obliged or permitted to prepay such Affected Notes in relation to such Noteholder Sanctions Event. If such Issuer and/or its Controlled Entities shall undertake any actions to remedy any such Noteholder Sanctions Event, the Company shall keep the holders reasonably and timely informed of such actions and the results thereof.
    (d)    If any Affected Noteholder that has given written notice to the Company of its acceptance of (or has been deemed to have accepted) the Company’s prepayment offer in accordance with subparagraph (a) also gives notice to the Company prior to the relevant Sanctions Prepayment Date that it has determined (in its sole discretion) that it requires clearance from any Governmental Authority in order to receive a prepayment pursuant to this Section 8.4, the principal amount of each Note held by such Affected Noteholder, together with interest accrued thereon to the date of prepayment, shall become due and payable on the later to occur of (but in no event later than the Maturity Date of the relevant Note) (i) such Sanctions Prepayment Date and (ii) the date that is 10 Business Days after such Affected Noteholder gives notice to the Company that it is entitled to receive a prepayment pursuant to this Section 8.4 (which may include payment to an escrow account designated by such Affected Noteholder to be held in escrow for the benefit of such Affected Noteholder until such Affected Noteholder obtains such clearance from such Governmental Authority), and in any event, any such delay in accordance with the foregoing clause (ii) shall not be deemed to give rise to any Default or Event of Default.
    (e)    Promptly, and in any event within 5 Business Days, after the Company’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event shall have occurred with respect to such Affected Noteholder, the Company shall forward a copy of such notice to each other holder of Notes.
    (f)    The Company shall promptly, and in any event within 10 Business Days, give written notice to the holders after any Issuer or any Controlled Entity having been notified that (i) its name appears or may in the future appear on a State Sanctions List or (ii) it is in violation of, or is subject to the imposition of sanctions under, any Sanctions, in each case which notice shall describe the facts and circumstances thereof and set forth the action, if any, that the Company or a Controlled Entity proposes to take with respect thereto.

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    (g)    The foregoing provisions of this Section 8.4 shall be in addition to any rights or remedies available to any holder of Notes that may arise under this Agreement as a result of the occurrence of a Noteholder Sanctions Event; provided, that, if the Notes shall have been declared due and payable pursuant to Section 12.1 as a result of the events, conditions or actions of the Company or its Controlled Entities that gave rise to a Noteholder Sanctions Event, the remedies set forth in Section 12 shall control.
Section 8.5.    Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
    Section 8.6.    Maturity; Surrender, Etc.     In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and in the case of any Swapped Notes, Swap Breakage Loss, if any. From and after such date, unless such Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and in the case of any Swapped Notes, Swap Breakage Loss, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
    Section 8.7.    Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or such Affiliate pro rata to the holders of all Notes at the time outstanding and upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate thereof pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
    Section 8.8.    Make-Whole Amount and Modified Make-Whole Amount.
(a)    Make-Whole Amount and Modified Make-Whole Amount with respect to Non-Swapped Notes. The terms “Make-Whole Amount” and “Modified Make-Whole Amount” mean, with respect to any Non-Swapped Note, an amount equal to the excess, if any, of the

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Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Non-Swapped Note over the amount of such Called Principal, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. All payments of Make-Whole Amount and Modified Make-Whole Amount in respect of any Non-Swapped Note shall be made in the Applicable Currency of the relevant Non-Swapped Note. For the purposes of determining the Make-Whole Amount and Modified Make-Whole Amount with respect to any Non-Swapped Note, the following terms have the following meanings:
“Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.3 means 1.0% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose means 0.50% (50 basis points).
“Called Principal” means the principal of such Non-Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Non-Swapped Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Non-Swapped Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Non-Swapped Note” means any Note other than a Swapped Note.
“Reinvestment Yield” means:
(i)    US Dollar Notes. With respect to the Called Principal of any Non-Swapped Note denominated in US Dollars, the sum of (a) the Applicable Percentage plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded

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to the number of decimal places as appears in the interest rate of such Non-Swapped Note.
If such yields are not Reported or the yields reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Non-Swapped Note denominated in US Dollars, the sum of (a) the Applicable Percentage plus (b) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.
(ii)    Euro Notes. With respect to the Called Principal of a Non-Swapped Note denominated in Euros, the sum of (a) the Applicable Percentage plus (b) the yield to maturity implied by the “Ask Yields” shown on the display designated as “Page PXGE” (or such other display as may replace Page PXGE) on Bloomberg Financial Markets as of 10:00 a.m. (New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal for the then most recently issued actively traded German federal bonds (“Bundesobligationen”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such Bundesobligationen reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting Bundesobligationen quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” reported for the applicable most recently issued actively traded Bundesobligationen with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.
If such yields are not reported or the yields reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of such Non-Swapped Note denominated in Euros, the sum of (a) the Applicable Percentage plus (b) the average of the yields for such Bundesobligationen having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date as reported by three internationally recognized dealers of Bundesobligationen selected by the Company and reasonably

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acceptable to the holders of more than 50% in principal amount of the Non-Swapped Notes denominated in Euros (exclusive of Notes then owned by the Company and its Affiliates). If there are no such Bundesobligationen having a term equal to such Remaining Average Life, such implied yield will be determined, if necessary, by interpolating linearly between (1) the applicable Bundesobligationen with the maturity closest to and greater than such Remaining Average Life and (y) the Bundesobligationen with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.
(iii)    Sterling Notes. With respect to the Called Principal of any Non-Swapped Note denominated in Sterling, the sum of (a) the Applicable Percentage plus (b) the yield to maturity implied by (A) the “Ask yield(s)” reported as of 10:00 a.m. (London time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PXUK” (or such other display as may replace Page PXUK) on Bloomberg Financial Markets for the then most actively traded “on-the-run” UK Gilt securities (the “Reference Stock”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date or (B) if (i) Page PXUK on Bloomberg Financial Markets (or such other display as may replace Page PXUK) is not published on that day, or (ii) the calculation in Page PXUK ceases to be in keeping with the Formula for the Calculation of Redemption Yields indicated by the Joint Index and Classification Committee of the Faculty of Actuaries as reported in the Journal of the Institute of Actuaries Volume 105, Part I, 1978, page 18 (the “Formula”), the gross redemption yield calculated on the basis of the average of the yields for the Reference Stock having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date as reported by three authorized leading market makers in the gilt-edged market as at or about 11:00 a.m. London time on the second Business Day preceding the Settlement Date according to the Formula, selected by the Company and reasonably acceptable to the holders of more than 50% in principal amount of the Non-Swapped Notes denominated in Sterling (exclusive of Notes then owned by the Company and its Affiliates).
Such implied yield (as determined in the foregoing paragraph) will be determined, if necessary, by (a) converting UK Gilt quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable UK Gilt security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable UK Gilt security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Non-Swapped Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse

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between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Non-Swapped Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, Section 8.3 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Non-Swapped Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
(b)    Make-Whole Amount and Modified Make-Whole Amount with respect to Swapped Notes. The terms “Make-Whole Amount” and “Modified Make-Whole Amount” mean, with respect to any Swapped Note, an amount equal to the excess, if any, of the Swapped Note Discounted Value of the Swapped Note Remaining Scheduled Swap Payments with respect to the Swapped Note Called Notional Amount related to such Swapped Note over such Swapped Note Called Notional Amount, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. All payments of Make-Whole Amount and Modified Make-Whole Amount (i) in respect of any Swapped Note for which the Applicable Currency is US Dollars, shall be made in US Dollars and (ii) in respect of any Swapped Notes for which the Applicable Currency is Canadian Dollars, shall be made in Canadian Dollars. For the purposes of determining the Make-Whole Amount and Modified Make-Whole Amount with respect to any Swapped Note, the following terms have the following meanings:
“New Swap Agreement” means any cross-currency swap agreement (which does not qualify as a Replacement Swap Agreement) pursuant to which the holder of a Swapped Note is to receive payment in US Dollars or Canadian Dollars, as applicable, and which is entered into in full or partial replacement of an Original Swap Agreement as a result of such Original Swap Agreement having terminated for any reason. The terms of a New Swap Agreement with respect to any Swapped Note do not have to be identical to those of the Original Swap Agreement with respect to such Swapped Note. Any holder of a Swapped Note that enters into or terminates a New Swap Agreement shall within a reasonable period of time thereafter deliver to the Company (i) an updated Purchaser Swap Schedule describing the confirmation or termination related thereto or (ii) a copy of the confirmation or termination related thereto.
“Original Swap Agreement” means, with respect to any Swapped Note, (x) a cross-currency swap agreement and annexes and schedules thereto (an “Initial Swap Agreement”) that is entered into on an arm’s length basis by the original Purchaser of such Swapped Note (or any affiliate thereof) in connection with the execution of this Agreement and the purchase of

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such Swapped Note and relates to the scheduled payments by the Company of interest and principal on such Swapped Note, under which the Purchaser of such Swapped Note is to receive payments from the counterparty thereunder in US Dollars or Canadian Dollars, as applicable, and which is more particularly described on the Purchaser Swap Schedule, (y) any Initial Swap Agreement that has been assumed (without any waiver, amendment, deletion or replacement of any material economic term or provision thereof) by a holder of a Swapped Note in connection with a transfer of such Swapped Note and (z) any Replacement Swap Agreement; and a “Replacement Swap Agreement” means, with respect to any Swapped Note, a cross-currency swap agreement and annexes and schedules thereto with payment terms and provisions (other than a reduction in notional amount, if applicable) identical to those of the Initial Swap Agreement with respect to such Swapped Note that is entered into on an arm’s length basis by the holder of such Swapped Note in full or partial replacement (by amendment, modification or otherwise) of such Initial Swap Agreement (or any subsequent Replacement Swap Agreement) in a notional amount not exceeding the outstanding principal amount of such Swapped Note following a non-scheduled partial prepayment or a partial repayment or purchase of such Swapped Note prior to its scheduled maturity or an acceleration and rescission thereof of such Swapped Note as provided in Section 12.3. Any holder of a Swapped Note that enters into, assumes or terminates an Initial Swap Agreement or Replacement Swap Agreement shall within a reasonable period of time thereafter deliver to the Company (i) an updated Purchaser Swap Schedule describing the confirmation, assumption or termination related thereto or (ii) a copy of the confirmation, assumption or termination related thereto.
“Swap Agreement” means, with respect to any Swapped Note, an Original Swap Agreement or a New Swap Agreement, as the case may be.
“Swapped Note” means any Note that, as of the date of the Closing, a Swap Agreement has been entered into in respect of such Note. A “Swapped Note” shall no longer be deemed a “Swapped Note” for so long as the related Swap Agreement ceases to be in force in respect thereof; provided that if there is any Note that is a Swapped Note outstanding as of the date on which either the Company has provided notice of prepayment or offer of prepayment or purchase of such Note pursuant to Section 8 or such Note has become or is declared to be immediately due and payable pursuant to Section 12.1, then such Note shall be deemed to be a Swapped Note until payment in full of the principal, interest and Make-Whole Amount (if any) and Swap Breakage Amount due with respect to such Note.
“Swapped Note Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.3 means 1.0% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose means 0.50% (50 basis points).
“Swapped Note Called Notional Amount” means, with respect to any Swapped Note Called Principal of any Swapped Note, the payment in US Dollars or Canadian Dollars, as applicable, due to the holder of such Swapped Note under the terms of the Swap Agreement to which such holder is a party, attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled

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payment date, provided that if such Swap Agreement is not an Original Swap Agreement, then the “Swapped Note Called Notional Amount” in respect of such Swapped Note shall not exceed the amount in US Dollars or Canadian Dollars, as applicable, which would have been due to the holder of such Swapped Note under the terms of the Original Swap Agreement to which such holder was a party (or if such holder was never party to an Original Swap Agreement, then the last Original Swap Agreement to which the most recent predecessor in interest to such holder as a holder of such Swapped Note was a party), attributable to and in exchange for such Swapped Note Called Principal and assuming that such Swapped Note Called Principal is paid on its scheduled payment date.
“Swapped Note Called Principal” means, with respect to any Swapped Note, the principal of such Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Swapped Note Discounted Value” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note that is to be prepaid pursuant to Section 8.2 or Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires, the amount obtained by discounting all Swapped Note Remaining Scheduled Swap Payments corresponding to the Swapped Note Called Notional Amount of such Swapped Note from their respective scheduled due dates to the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Swapped Note is payable) equal to the Swapped Note Reinvestment Yield with respect to such Swapped Note Called Notional Amount.
“Swapped Note Reinvestment Yield” means,
(i)with respect to the Swapped Note Called Notional Amount of any Swapped Note for which the Applicable Currency is US Dollars, the sum of (a) the Swapped Note Applicable Percentage plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10.00 a.m. (New York City time) on the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date. If there are no such U.S. Treasury securities reported having a maturity equal to such Swapped Note Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Swapped Note Remaining Average Life and (2) closest to and less than such Swapped Note Remaining Average Life. The Swapped Note

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Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.
If such yields are not reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Swapped Note Reinvestment Yield” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note, the sum of (a) the Swapped Note Applicable Percentage plus (b) the yield to maturity implied by the U.S. Treasury constant maturity yields reported for the latest day for which such yields have been so reported as of the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Swapped Note Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Swapped Note Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Swapped Note Remaining Average Life. The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.
(ii)with respect to the Swapped Note Called Notional Amount of any Swapped Note for which the Applicable Currency is Canadian Dollars, the sum of (a) the Swapped Note Applicable Percentage plus (b) the yield to maturity implied by (i) the “Ask yield(s)” reported as of 10:00 A.M. (Toronto time) on the second Business Day preceding the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount, on the display designated as “Page PXCA” on Bloomberg Financial Markets (or such other display as may replace Page PXCA on Bloomberg Financial Markets) for noncallable Government of Canada Bond in Canadian Dollars with interest compounded semi-annually in arrears and having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the yield (rounded to two places) to the maturity (based on the offered price) of a noncallable Government of Canada Bond in Canadian Dollars with interest compounded semi-annually in arrears and having a maturity equal to the Swapped Note Remaining Average Life of such Swapped Note Called Notional Amount as of such Swapped Note Settlement Date, the whole as constituting the arithmetic average of such yields as determined by two Canadian investment dealers chosen by the ~~Issuer~~Issuers and reasonably acceptable to the holders of the applicable Swapped Notes (at such holders’ expense) and, for the purposes of the foregoing, a Canadian investment dealer shall mean any Person which carries on and is licensed to carry-on the activities of intermediary in the trading of securities in the Province of Ontario. Such implied yield (as determined under the foregoing clause (i) or clause (ii) as applicable) will be determined, if necessary, by

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interpolating linearly between (1) the non-callable Government of Canada Bond in Canadian Dollars with the maturity closest to and greater than the Swapped Note Remaining Average Life of the applicable Swapped Note and (2) the non-callable Government of Canada Bond in Canadian Dollars with the maturity closest to and less than the Swapped Note Remaining Average Life of the applicable Swapped Note. The Swapped Note Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Swapped Note.
“Swapped Note Remaining Average Life” means, with respect to any Swapped Note Called Notional Amount, the number of years obtained by dividing (i) such Swapped Note Called Notional Amount into (ii) the sum of the products obtained by multiplying (a) the principal component of each Swapped Note Remaining Scheduled Swap Payment with respect to such Swapped Note Called Notional Amount by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount and the scheduled due date of such Swapped Note Remaining Scheduled Swap Payment.
“Swapped Note Remaining Scheduled Swap Payments” means, with respect to the Swapped Note Called Notional Amount relating to any Swapped Note, the payments due to the holder of such Swapped Note in US Dollars or Canadian Dollars, as applicable, under the terms of the Swap Agreement to which such holder is a party which correspond to all payments of the Swapped Note Called Principal of such Swapped Note corresponding to such Swapped Note Called Notional Amount and interest on such Swapped Note Called Principal (other than that portion of the payment due under such Swap Agreement corresponding to the interest accrued on the Swapped Note Called Principal to the Swapped Note Settlement Date) that would be due after the Swapped Note Settlement Date with respect to such Swapped Note Called Notional Amount assuming that no payment of such Swapped Note Called Principal is made prior to its originally scheduled payment date, provided that (i) if such Swapped Note Settlement Date is not a date on which an interest payment is due to be made under the terms of such Swapped Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Swapped Note Settlement Date and required to be paid on such Swapped Note Settlement Date pursuant to Section 8.2 or Section 12.1 and (ii) if the Swap Agreement with respect to such Swapped Note is not an Original Swap Agreement, then the interest on such Swapped Note Called Notional Amount shall not exceed the amount in US Dollars or Canadian Dollars, as applicable, that would have been due with respect to such Swapped Note under the terms of the Original Swap Agreement.
“Swapped Note Settlement Date” means, with respect to the Swapped Note Called Notional Amount of any Swapped Note Called Principal of any Swapped Note, the date on which such Swapped Note Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

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Section 8.9.    Swap Breakage. (a) If any Swapped Note is prepaid or purchased pursuant to Section 8.2, 8.3, 8.4, 8.7 or 8.11 or has become or is declared to be immediately due and payable pursuant to Section 12.1 (each a “Swap Unwind Event”), then upon any such Swap Unwind Event (i) any resulting Swap Breakage Loss in connection therewith shall be reimbursed to the holder of such Swapped Note by such Issuer in US Dollars or Canadian Dollars, as applicable, no later than five Business Days after the date such holder has delivered the Swap Breakage Amount Notice with respect to such Swap Unwind Event and (ii) any resulting Swap Breakage Gain in connection therewith shall be forwarded to the Company by the holder of such Swapped Note in US Dollars or Canadian Dollars, as applicable, no later than five Business Days after the date such holder shall have received payment in full of the principal, interest and Make-Whole Amount or Modified Make-Whole Amount, as applicable (if any), due hereunder with respect to such Swap Unwind Event, in each case unless alternative arrangements are otherwise agreed between the Company and the holder of a Swapped Note. Each holder of a Swapped Note shall be responsible for calculating its own Swap Breakage Amount in US Dollars or Canadian Dollars, as applicable, in connection with any Swap Unwind Event, and such calculations shall (unless alternative arrangements are otherwise agreed between the Company and the holder of a Swapped Note) promptly, but no longer than two Business Days following such Swap Unwind Event, be reported to the Company in writing and in reasonable detail (the “Swap Breakage Amount Notice”) and shall be binding on the Company absent demonstrable error.
(b)    As used in this Section 8.9 “Swap Breakage Amount” means, with respect to the Swap Agreement associated with any Swapped Note, the amount that is received (in which case the Swap Breakage Amount shall be referred to as the “Swap Breakage Gain”) or paid (in which case the Swap Breakage Amount shall be referred to as the “Swap Breakage Loss”) by the holder of such Swapped Note in connection with a termination or amendment of its Swap Agreement resulting from a Swap Unwind Event, where:
(i)    such Swap Breakage Amount shall be calculated upon the inclusion of an accelerated exchange and payment of principal amounts and associated accrued and unpaid interest, whereby in connection with and incorporated into the termination or amendment of the Swap Agreement and determination of the Swap Breakage Amount, all remaining associated principal payments otherwise scheduled through the natural duration of the Swap Agreement and associated accrued and unpaid interest shall be accelerated and made (in their respective Applicable Currencies) at the time of the settlement of such termination or amendment (or, in the case of a Swap Unwind Event resulting from a Swapped Note becoming or being declared to be immediately due and payable pursuant to Section 12.1, as if such remaining associated principal payments and associated accrued and unpaid interest had been accelerated and made at the time of the settlement of such termination); and
(ii) the holder of such Swapped Note shall determine such Swap Breakage Amount in good faith and in a commercially reasonable manner in accordance with customary practices for calculating such amounts under the ISDA 1992 Multi-Currency Cross Border Master Agreement or ISDA 2002 Master Agreement, as applicable (the “ISDA Master Agreement”) pursuant to which such holder entered into such Swap

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Agreement and assuming for the purpose of such calculation that there are no transactions outstanding under such ISDA Master Agreement other than such Swap Agreement, provided, however, that if such holder (or its predecessor-in-interest with respect to such Swapped Note) was, but is not at the time, a party to an Original Swap Agreement but is a party to a New Swap Agreement, then the Swap Breakage Amount shall mean the lesser of (x) the Swap Breakage Amount that would have been received or paid by the holder of such Swapped Note under the terms of the Original Swap Agreement (if any) in respect of such Swapped Note to which such holder (or any affiliate thereof) was a party (or if such holder was never a party to an Original Swap Agreement, then the last Original Swap Agreement to which the most recent predecessor in interest to such holder as a holder of a Swapped Note was a party) and (y) the Swap Breakage Amount actually received or paid by the holder of such Swapped Note under the terms of the New Swap Agreement to which such holder (or any affiliate thereof) is a party.
    Section 8.10.    Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount or Modified Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
    Section 8.11.    Change in Control Prepayment Offer. (a) Promptly upon becoming aware that a Change in Control has occurred (and in any event not later than 10 Business Days thereafter), the Company shall give written notice (the “Change in Control Notice”) of such fact to each holder of the Notes. The Change in Control Notice shall (i) describe the facts and circumstances of such Change in Control in reasonable detail, (ii) refer to this Section 8.11 and the rights of the holders hereunder and (iii) contain an offer by the Company to prepay the entire unpaid principal amount of Notes held by each holder at 100% of the principal amount of such Notes at par (without any make-whole, premium, penalty, Make-Whole Amount or Modified Make-Whole Amount), together with interest accrued thereon to the prepayment date selected by the Company, which prepayment shall be on a date specified in the Change in Control Notice, which date shall be a Business Day not less than 45 nor more than 90 days after such Change in Control Notice is given should any agreement to the contrary not be reached among the Company and each of the holders of the Notes.
    (b)    A holder of Notes may accept the offer to prepay made pursuant to this Section 8.11 by causing a notice of such acceptance to be delivered to the Company not more than 30 days after the date of the written offer notice referred to in subsection (a) of this Section 8.11. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.11 shall be deemed to constitute a rejection of such offer by such holder.

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    (c)    On the prepayment date specified in the Change in Control Notice, the entire unpaid principal amount of the Notes held by each holder of Notes which has accepted such prepayment offer, together with interest accrued thereon to the prepayment date (but without any make-whole, premium, penalty, Make-Whole Amount or Modified Make-Whole Amount), shall become due and payable.
Section 9.    Affirmative Covenants.
From the date of this Agreement until the Closing and thereafter, each Obligor jointly and severally covenants that so long as any of the Notes are outstanding:
    Section 9.1.    Compliance with Laws; Corporate Existence, Etc. The Obligors will, and will cause each of their Subsidiaries to (a)(i) preserve, renew and keep in full force and effect its organizational existence and good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 10.2 or Section 10.8 and except, in the case of clause (i) (solely with respect to good standing of Group Members other than the Obligors) and clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) comply with all Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; and (c) maintain in effect and enforce policies and procedures reasonably designed to ensure compliance in all material respects by the Company, the other Group Members and their respective directors, officers and employees with Anti-Terrorism Laws, Anti-Corruption Laws and applicable Sanctions.
    Section 9.2.    Insurance. The Obligors will, and will cause each of their Subsidiaries to, maintain, with insurance companies that the Company believes (in the good faith judgment of the management of the Company) are financially sound and reputable or with a Captive Insurance Subsidiary, insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually (as determined in the good faith judgment of the management of the Company) insured against in the same general area by similarly situated companies either (x) engaged in the same or a similar business or (y) with comparable EBITDA.
    Section 9.3.    Maintenance of Properties. Except where failure to do so could not reasonably be expected to have a Material Adverse Effect, the Obligors will, and will cause each of their Subsidiaries to keep Qualified Assets in good working order and condition, ordinary wear and tear, casualty and condemnation excepted.
    Section 9.4.    Payment of Taxes. The Obligors will, and will cause each of their Subsidiaries to, file or cause to be filed all federal, state and other tax returns and reports that are required to be filed and pay all Taxes on any assessments made against it or any of its property, and all other Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than (a) the amount or validity of which are contested in good

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faith by appropriate proceedings and with respect to which reserves in conformity with GAAP are provided on the books of the relevant Group Member or (b) where the failure to file or pay, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect).
    Section 9.5.    [Reserved].
    Section 9.6.    Books and Records. The Obligors will, and will cause each of their Subsidiaries to, keep proper books of records and account in which full, true and correct entries in all material respects in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities (it being understood and agreed that any Foreign Subsidiary may maintain additional individual books and records in a manner that permits preparation of its financial statements in accordance with the generally accepted accounting principles that are applicable in its jurisdiction of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder).
    Section 9.7.    Additional Obligor Affiliates. (a) The Obligors will cause each of their Subsidiaries (other than (i) any Subsidiary that is already a US Obligor Affiliate or (ii) any Excluded Subsidiary) that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Debt Facility to concurrently therewith:
    (i)    enter into a Joinder Agreement acceding to this Agreement, to be bound by the provisions of this Agreement as a US Obligor Affiliate, whereupon such Person shall be bound by the provisions of this Agreement as if their respective terms were incorporated in full into the terms of this Agreement, and guaranty, on a joint and several basis with all other such Subsidiaries, (x) the prompt payment in full when due of all amounts payable by the Issuers pursuant to the Notes (whether for principal, interest, Make-Whole Amount, Modified Make-Whole Amount, Swap Breakage Loss or otherwise) and this Agreement, including all indemnities, fees and expenses payable by each Issuer thereunder and (y) the prompt, full and faithful performance, observance and discharge by the Issuers of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it; and
    (ii)    deliver the following to each holder of a Note:
    (A)    an executed counterpart of such Joinder Agreement;
    (B)    a certificate signed by an authorized responsible officer of such Subsidiary, containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, and 5.7 of this Agreement (but with respect to such Subsidiary as an Obligor Affiliate);

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    (C)    all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Joinder Agreement and the performance by such Subsidiary of its obligations under this Agreement; and
    (D)    an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Joinder Agreement as the Required Holders may reasonably request.
    (b)    The Obligors will cause each of their Foreign Subsidiaries (other than any Subsidiary that is already an Obligor) that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Debt Facility to concurrently therewith:
        (i) enter into a Joinder Agreement acceding to this Agreement, to be bound by the provisions of this Agreement as an Foreign Obligor Affiliate, whereupon such Person shall be bound by the provisions of this Agreement as if their respective terms were incorporated in full into the terms of this Agreement, and guaranty, on a joint and several basis with all other such Foreign Subsidiaries, (x) the prompt payment in full when due of all amounts payable by the EUR Issuer pursuant to the Foreign Currency Notes (whether for principal, interest, Make-Whole Amount, Modified Make-Whole Amount, Swap Breakage Loss or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the EUR Issuer thereunder and (y) the prompt, full and faithful performance, observance and discharge by the EUR Issuer of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it; and
    (ii)    deliver the following to each holder of a Note:
    (A)    an executed counterpart of such Joinder Agreement;
    (B)    a certificate signed by an authorized responsible officer of such Subsidiary, containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, and 5.7 of this Agreement (but with respect to such Subsidiary as an Obligor Affiliate);
    (C)    all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Joinder Agreement and the performance by such Subsidiary of its obligations under this Agreement;

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    (D)    an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Joinder Agreement as the Required Holders may reasonably request; and
    (E)    evidence of the acceptance by Lineage Logistics, LLC of the appointment of designation provided for by Section 23.7(e), as such Foreign Subsidiary’s agent to receive, for it and on its behalf, service of process for the period from the date of the Joinder Agreement to August 20, 2032.
    (c)        ~~The Obligors~~Any Obligor may, from time to time at ~~their~~its discretion and upon written notice to the holders of Notes, cause any of ~~their~~its parent companies or Subsidiaries which are not otherwise required to accede to this Agreement pursuant to Section 9.7(a) or 9.7(b), as applicable, to become an Obligor Affiliate and deliver the documents required by Section 9.7(a) or 9.7(b), as applicable. As of the date of the Second Amendment, (i) Parent Company, (ii) Lineage OP, (iii) Boreas Logistics Holdings B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, (iv) Columbia Colstor, Inc., a Washington corporation, (v) Lineage Columbia Mezz, LLC, a Delaware limited liability company, (vi) Lineage Logistics MTC, LLC, a Maryland limited liability company, and (vii) Lineage WA Columbia RE, LLC, a Delaware limited liability company will become Obligor Affiliates pursuant to the Second Amendment without the need for the execution or delivery of any other document by the holders or any Obligor. Schedule B to this Agreement has been restated to give effect to the joining of these Obligors and any Obligors that have joined as Obligors since the Closing Date as set forth in Schedule B to the Second Amendment.
    (d)    At the election of the Company and by written notice to each holder of Notes, any Obligor ~~Affiliate that has acceded to this Agreement under subparagraphs (a), (b) or (c) of this Section 9.7~~(other than the Company, the EUR Issuer, Lineage OP, Parent Company or Holdings) may be discharged from all of its obligations and liabilities under this Agreement and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Obligor ~~Affiliate~~ is a guarantor or is otherwise liable for or in respect of any Material Debt Facility, then such Obligor ~~Affiliate~~ shall have been released and discharged (or will be released and discharged concurrently with the release of such Obligor ~~Affiliate~~ under this Section 9.7 of this Agreement) under such Material Debt Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under this Agreement by such Obligor that remains unpaid, (iv) if in connection with such Obligor ~~Affiliate~~ being released and discharged under any Material Debt Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Debt Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith, and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv). ~~The release provision of this Section 9.7(d) shall not apply to any Obligor that is an Issuer.~~Any Obligor may be discharged from all of its obligations and liabilities under this Agreement and shall be automatically released from its obligations thereunder without the need for the

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execution or delivery of any other document by the holders or any Obligor pursuant to a transaction permitted pursuant to Section 10.2 or Section 10.8 of this Agreement, provided such Obligors are in compliance with clauses (i) through (iv) above, and provided further that none of the Company, the EUR Issuer, Holdings, Parent Company or Lineage OP may be discharged and released as an Obligor hereunder pursuant to any transaction under Section 10.8. As of the date of the Second Amendment, each of the following Obligor Affiliates certify the matters set forth in clauses (i) through (iv) above are true and correct, and will be discharged from all of its obligations and liabilities under this Agreement and shall be automatically released from its obligations as an “Obligor Affiliate” and “Obligor” pursuant to the Second Amendment without the need for the execution or delivery of any other document by the holders or any Obligor: (1) Lineage Norway Holdings I AS, a Norwegian company, (2) Lineage UK Holdings Limited, a Guernsey company, (3) Lineage Customs Brokerage, LLC, a Washington limited liability company, (4) Preferred Freezer Logistics, LLC, a New Jersey limited liability company, (5) Lineage Foodservice Solutions, LLC, a Delaware limited liability company, (6) Lineage Logistics AFS, LLC, a Delaware limited liability company, (7) Lineage Logistics HCS, LLC, a Delaware limited liability company, (8) Lineage Logistics PFS, LLC, a Delaware limited liability company, (9) Lineage Logistics SCS, LLC a Delaware limited liability company, (10) Lineage Manufacturing, LLC, a Delaware limited liability company, (11) Lineage Redistribution, LLC, a Delaware limited liability company, (12) Lineage Transportation, LLC, a Delaware limited liability company, (13) New Orleans Cold Storage and Warehouse Company, LLC, a Delaware limited liability company, (14) NOCS South Atlantic Cold Storage & Warehouse, LLC, a Delaware limited liability company, (15) NOCS West Gulf, LLC, a Delaware limited liability company, (16)  Lineage Logistics New Zealand (NZ Company Number: 1232), (17) Lineage UK T&F Holdings Limited, (18) Lineage Logistics ORS Ltd., a corporation amalgamated and existing under the Business Corporations Act (Ontario), (19) Lineage Logistics ORS TRS LP, a limited partnership formed under the Limited Partnerships Act (Ontario), (20) Lineage Logistics Singapore PTE. Ltd., a company incorporated in Singapore, (21) Lineage Logistics Singapore Intermediate Holdings PTE. Ltd., a company incorporated in Singapore, (22) Lineage NL TRS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, (23) Lineage Dutch Bidco B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, and (24) Lineage Dutch Coöperatief U.A., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands. Schedule B to this Agreement has been restated to give effect to the release of these Obligors and any Obligors released since the Closing Date as set forth in Schedule B to the Second Amendment.
    Section 9.8.    REIT Status. The Obligors shall cause ~~the REIT~~ Parent Company to continue to be treated as a REIT.
    Section 9.9.    Priority of Obligations. The Obligors will ensure that their payment obligations under this Agreement and the Notes will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Obligors.

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Although it will not be a Default or an Event of Default if the Obligors fail to comply with any provision of Section 9 on or after the date of this Agreement and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.
    Section 9.10.    Rating. The Obligors will use reasonable efforts to ensure that at all times the Notes shall have at least one credit rating from a Designated Rating Agency. At any time that any credit rating is not a public rating, the Company will provide to each holder of a Note a copy of a letter evidencing such credit rating at least annually (such that at all times, the credit rating shall have been confirmed within the last 12 months), which letter shall (i) identify each series of Notes by Private Placement Number issued by the PPN CUSIP Unit of CUSIP Global Services, (ii) address the likelihood of payment of both the principal and interest of such Notes (which requirement shall be deemed satisfied if the rating is silent on the likelihood of payment of both principal and interest and does not otherwise include any indication to the contrary), (iii) not include any prohibition against any holder of a Note sharing such evidence with the SVO or any other regulatory authority having jurisdiction over such holder and (iv) setting out in reasonable detail the analysis carried out and ratings methodologies used by the Designated Rating Agency in determining such credit rating of the Notes and generally consistent with the work product that the Designated Rating Agency would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other regulatory authority having jurisdiction over any holder of any Notes from time to time.
Section 10.    Negative Covenants.
From the date of this Agreement until the Closing and thereafter, each Obligor jointly and severally covenants (provided, that the second paragraph in Section 10.3 shall only apply to Parent Company, Lineage OP and Holdings) that so long as any of the Notes are outstanding:
    Section 10.1.    Transactions with Affiliates. The Obligors will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than another Obligor or another Subsidiary), except:
(a)Restricted Payments permitted by Section 10.9;
(b)pursuant to the reasonable requirements of the business of such Obligor or such Subsidiary upon fair and reasonable terms not materially less favorable to such Obligor or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of such Obligor or such Subsidiary;
(c)entering into employment and severance arrangements between any Obligor (or any direct or indirect parent thereof), any Subsidiary and any of their respective officers and employees, as determined in good faith by the board of directors or senior management of the relevant Person;

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(d)the payment of customary fees and reimbursement of reasonable out-of-pocket costs of, and customary indemnities provided to or on behalf of, directors, officers, management, consultants and employees of any Obligor (or any direct or indirect parent thereof) and their respective Subsidiaries in the ordinary course of business;
(e)the payment of fees, expenses, indemnities or other payments pursuant to, and transactions pursuant to any agreements in existence on the date of ~~Closing~~the Second Amendment and set forth on Schedule 10.1 to the Second Amendment or any amendment thereto to the extent such an amendment is not materially more disadvantageous to the holders than the original agreement in effect on the date of ~~Closing~~the Second Amendment;
(f)transactions between or among (i) Subsidiaries that are not Obligors, (ii) between or among ~~Holdings~~Parent Company and its Subsidiaries that are Obligors (on the one hand) and any Subsidiaries that are not Obligors (on the other hand) or (iii) ~~Holdings~~Parent Company and its Subsidiaries;
(g)the issuance or transfer of Equity Interests in Parent Company, Lineage OP, or Holdings (other than any Disqualified Equity Interests) to the Investor or any Affiliate thereof, or to any current, former or future director, manager, employee or consultant (or any Affiliate of the foregoing) of Parent Company, Lineage OP, Holdings, any of ~~its~~their Subsidiaries or any direct or indirect parent thereof or any Affiliate of Parent Company, Lineage OP or Holdings;
(h)transactions contemplated by customary shareholders’ agreements entered into with holders of the Equity Interests of ~~Holdings~~Parent Company;
(i)the payment of reasonable out-of-pocket costs and expenses related to registration rights and indemnities provided to shareholders under any shareholders’ agreement referred to in clause (h) above;
(j)payments or loans (or cancellation of loans) or advances to employees, officers, directors, members of management or consultants (or the estate, heirs, family members, spouse, former spouse, domestic partner or former domestic partner or any of the foregoing) of Parent Company, Lineage OP or Holdings, any direct or indirect parent companies or any of ~~its~~their Subsidiaries and employment agreements, consulting arrangements, severance arrangements, stock option plans and other similar arrangements with such employees, officers, directors, members of management or consultants (or the estate, heirs, family members, spouse, former spouse, domestic partner or former domestic partner of any of the foregoing);
(k)the entering into of any tax sharing agreement or arrangement to the extent payments under such agreement or arrangement would otherwise be permitted under this Agreement;

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(l)transactions permitted under Section 10.2 and/or Section 10.10 solely for the purpose of (a) reorganizing to facilitate any initial public offering of securities of Parent Company, Lineage OP, Holdings or any direct or indirect parent company, (b) forming a holding company, or (c) reincorporating Parent Company, Lineage OP, Holdings, the Company or any Subsidiary in a new jurisdiction;
(m)the formation and maintenance of any consolidated group or subgroup for tax, accounting or cash pooling or management purposes in the ordinary course of business including making payments to an Affiliate to pay any Taxes due by such group that are permitted by Section 10.9;
(n)transactions for cash management and other management services (including property and asset management services) for ~~Holdings~~Parent Company and its Subsidiaries on customary terms; ~~and~~
(o)transactions contemplated by the Operating Agreement;
(p)~~(o)~~ the issuance of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock option and stock ownership plans or similar employee benefit plans approved by the board of directors or manager of ~~Holdings~~Parent Company or any direct or indirect parent company of ~~Holdings~~Parent Company or a Subsidiary, as appropriate, in good faith~~.~~; and
(q)transactions between or among any of Parent Company, Lineage OP, Holdings, the Company and any Subsidiary in connection with the consummation of the Qualified IPO, restructuring activity of any Group Member in connection with the Qualified IPO and the distribution in cash or in-kind securities in connection with any disposition of legacy Equity Interests in connection with the Qualified IPO during the period commencing on the date of the Qualified IPO and ending on the third anniversary of the Qualified IPO unless such period is extended pursuant to the terms of the Operating Agreement, or any other actions to effect, or as a result of, the disposition of legacy Equity Interests in connection with the Qualified IPO, as described in the Prospectus.
    Section 10.2.    Merger, Consolidation, Etc. The Obligors will not, and will not permit any Subsidiary to, enter into any merger, demerger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or reorganize itself, in the case of a Domestic Subsidiary, in any non-U.S. jurisdiction, and in the case of a Foreign Subsidiary, under the laws of any other non-U.S. jurisdiction, or Dispose (whether in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of all or substantially all of the property or business of the Group Members (taken as a whole), except that:

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        (a)    (i) any Domestic Subsidiary (other than Holdings or Lineage OP) may merge, consolidate, amalgamate or liquidate with or into the Company in a transaction in which the Company is the surviving Person; (ii) any Domestic Subsidiary (other than Holdings, Lineage OP or the Company) may merge, consolidate, amalgamate or liquidate with or into a US Obligor Affiliate in a transaction in which the US Obligor Affiliate shall be the continuing or surviving entity or a successor by merger, consolidation or amalgamation that becomes a US Obligor Affiliate upon such merger, consolidation or amalgamation, shall be the continuing or surviving entity; and (iii) any Foreign Subsidiary may merge, consolidate, amalgamate, arrange, combine or liquidate with or into a Foreign Obligor or a Foreign Obligor Affiliate in a transaction in which the Foreign Obligor or Foreign Obligor Affiliate, as applicable, or a successor by merger, consolidation, amalgamation, arrangement or combination that becomes a Foreign Obligor or Foreign Obligor Affiliate, as applicable, upon such merger, consolidation, amalgamation, arrangement or combination shall be the continuing or surviving entity;
(b)    any Person (other than Parent Company, Holdings or Lineage OP) may merge, consolidate, amalgamate or liquidate with or into the Company in a transaction in which the Company is the surviving entity, if at the time thereof and immediately after giving effect thereto on a Pro Forma Basis (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom immediately before and after giving effect to such transaction and (ii) ~~Holdings~~Parent Company and its Subsidiaries are in compliance with the Financial Covenants;
(c)    any Person (other than an Issuer ~~or~~, Holdings, Parent Company or Lineage OP) may merge, consolidate, amalgamate or liquidate with or into any other Subsidiary in a transaction in which the continuing or surviving entity is a Subsidiary, if (x) at the time thereof and immediately after giving effect thereto on a Pro Forma Basis (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom immediately before and after giving effect to such transaction and (ii) ~~Holdings~~Parent Company and its Subsidiaries are in compliance with the Financial Covenants or (y) if both of the parties to such merger, consolidation, amalgamation or liquidation are Subsidiaries but only one party is an Obligor Affiliate, the Obligor Affiliate or a successor by such merger, consolidation, amalgamation or liquidation that becomes the Obligor Affiliate upon such merger, consolidation, amalgamation or liquidation shall be the continuing or surviving entity (and, in the case where the other party to such merger or amalgamation is a Qualified Asset Owner, either the continuing or surviving entity shall be a Qualified Asset Owner or successor by amalgamation that becomes the Qualified Asset Owner or all Qualified Assets owned or leased by such Qualified Asset Owner shall, contemporaneously with such merger, consolidation, amalgamation or liquidation cease to be included as Qualified Assets in any calculations hereunder); provided, (1) no Domestic Subsidiary will merge, consolidate, amalgamate or liquidate into a Foreign Subsidiary, (2) if both parties to such merger or amalgamation are ~~Obligor Affiliates~~Obligors and one of the parties thereto is a Qualified Asset Owner, either the Qualified Asset Owner or a successor by amalgamation that becomes the Qualified Asset Owner shall be the continuing or surviving entity or all Qualified Assets
l

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owned or leased by such Qualified Asset Owner shall, contemporaneously with such merger, cease to be included as Qualified Assets in any calculations hereunder, and (3) for the avoidance of doubt, Subsidiaries of Parent Company (other than Holdings, Lineage OP or the Company) may merge, consolidate, amalgamate, or liquidate with or into another Subsidiary in a transaction that constitutes an Investment that is permitted by Section 10.10 (other than pursuant to clause (o) of the definition of Permitted Investment);
(d)    (i) any Domestic Subsidiary (other than Holdings, Lineage OP or the Company) may Dispose of its assets to the Company or to another Domestic Subsidiary; provided that, if one of the parties to such transaction is ~~an~~a US Obligor ~~Affiliate~~, either (A) ~~the~~a US Obligor ~~Affiliate~~ shall be the transferee or (B) the transaction is permitted by Section 10.8; and (ii) any Foreign Subsidiary may Dispose of its assets to the Company or to another Foreign Subsidiary; provided that, (A) if one of the parties to such transaction is the EUR Issuer, the EUR Issuer shall be the transferee, or (B) if one of the parties to such transaction is an Obligor Affiliate, either (1) the Obligor Affiliate shall be the transferee or (2) the transaction is permitted by Section 10.8; ~~and~~
(e)    any Subsidiary which is not an Obligor or Qualified Asset Owner may liquidate or dissolve itself if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Obligors or the Group Members~~.~~; and
(f)     Holdings may merge, consolidate, amalgamate or liquidate with or into Lineage OP in a transaction in which Lineage OP is the surviving entity. Upon completion of the transaction contemplated by the foregoing sentence, all references herein to Holdings shall be deemed to refer to Lineage OP.
    Section 10.3.    Line of Business. The Obligors will not, and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, are engaged on the date of ~~this Agreement~~the Second Amendment as described in the ~~Memorandum~~Investor Presentation dated August 26, 2024 and the audited financial statements for the year ended December 31, 2023.
    Parent Company, Holdings and Lineage OP shall not engage in any material business activities or own any material assets other than (a) direct or indirect ownership of the Equity Interests of the Company and other Subsidiaries, ownership of Equity Interests held pursuant to Investments permitted by this Agreement and ownership of commercially reasonable insurance policies, including director and officer, employment practices and similar liability insurance, (b) activities and contractual rights and obligations incidental to maintenance of its corporate existence (including the payment of accounting and other professional fees and expenses), (c) activities related to the payment of tax liabilities of ~~Holdings~~Parent Company and its Subsidiaries in the ordinary course of business, (d) entering into confidentiality agreements, (e) entering into any transactions not prohibited under this Agreement~~,~~ (including activities

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undertaken in connection with a Qualified IPO), (f) the performance of its obligations under this Agreement and, to the extent not prohibited by this Agreement, agreements for other Indebtedness permitted by this Agreement, management agreements, transaction fee agreements, director indemnification agreements, unit appreciation rights agreements and acquisition agreements, (g) entering into, making and performing guaranties, option agreements, shareholder agreements and other incentive compensation agreements, in each case, to which Parent Company, Holdings or Lineage OP is a party, (h) the transactions entered into under this Agreement on the Closing Date, and (i) other activities incidental to or in furtherance of any of the foregoing.
    Section 10.4.    Economic Sanctions, Etc. The Obligors will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or Controlled by a Sanctioned Person), own or Control a Sanctioned Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or holder or any Affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any Sanctions.
    Section 10.5.    Financial Covenants. The Obligors will not permit:
    (a)     Total Leverage Ratio. As at the end of any fiscal quarter, the ratio of Total Indebtedness to Total Asset Value (the “Total Leverage Ratio”) to exceed 60%; provided, that the Company may elect that such ratio be permitted to exceed 60% as of the last day of the four (4) consecutive fiscal quarters immediately following a Material Acquisition, but in no event shall the Total Leverage Ratio exceed 65% as of the last day of any fiscal quarter.
(b)    Fixed Charge Coverage Ratio. As at the end of any fiscal quarter, the ratio of (a) (i) EBITDA minus (ii) Maintenance Capital Expenditures to (b) Fixed Charges, each from the period of four fiscal quarters then ended, to be less than 1.5 to 1.0.
(c)    Unsecured Leverage Ratio. As at the end of any fiscal quarter, the ratio of Total Unsecured Indebtedness to Unencumbered Asset Value (the “Unencumbered Leverage Ratio”) to exceed 60%; provided, that the Company may elect that such ratio be permitted to exceed 60% as of the last day of the four (4) consecutive fiscal quarters immediately following a Material Acquisition, but in no event shall the Unencumbered Leverage Ratio exceed 65% as of the last day of any fiscal quarter.
(d)    Secured Leverage Ratio. As at the end of any fiscal quarter, the ratio of Total Secured Indebtedness to Total Asset Value (the “Secured Leverage Ratio”) to exceed 40%; provided, that the Company may elect that such ratio be permitted to exceed 40% as of the last day of the four (4) consecutive fiscal quarters immediately following a Material Acquisition, but in no event shall the Secured Leverage Ratio exceed 45% as of the last day of any fiscal quarter.

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    Section 10.6.    Indebtedness. The Obligors will not, and will not permit any Subsidiary to, directly or indirectly create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness (including any Capital Lease Obligations, securitizations and similar obligations to the extent constituting Indebtedness), other than Permitted Indebtedness, unless at the time of such creation, issuance, incurrence, assumption or sufferance thereof (a) no Default or Event of Default shall have occurred and is continuing or would result therefrom and (b) after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, ~~Holdings~~Parent Company and its Subsidiaries are in compliance with the Financial Covenants.
    Section 10.7.    Liens. The Obligors will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or suffer to exist any Lien on:
(a)    any Qualified Asset, other than Permitted Encumbrances;
(b)    any Equity Interests of any Obligor or any Qualified Asset Owner, other than Permitted Equity Encumbrances; and
(c)    any income or revenues from, or proceeds of, any of the foregoing;
or sign, file or authorize under the Uniform Commercial Code (of any jurisdiction) a financing statement that includes in its collateral description any portion of any Qualified Asset or the Equity Interests of any Obligor or any Qualified Asset Owner, or any income or revenue from, or proceeds of, any of the foregoing.
The Obligors will not, and will not permit any Subsidiary (other than an Excluded Subsidiary) to, secure any Indebtedness outstanding under or pursuant to any Material Debt Facility unless it shall concurrently secure the Notes (and any guaranty delivered in connection therewith) equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary as reasonably requested, as the case may be, from counsel that is reasonably acceptable to the Required Holders.
    Section 10.8.    Disposition of Property. The Obligors will not, and will not permit any of their Subsidiaries to, directly or indirectly, dispose of any property or asset, including Equity Interests owned by it and including pursuant to any sale-leaseback transaction, other than a Permitted Disposition, unless immediately before and after giving effect to such Disposition (a) no Default or Event of Default shall have occurred and be continuing or would result from such Disposition~~,~~ and (b) on a Pro Forma Basis, ~~Holdings~~Parent Company and its Subsidiaries are in compliance with the Financial Covenants ~~and (c) if any Obligor Affiliate consummates a Division, the Company shall cause each Division Successor to comply with any applicable obligations under Section 9.7~~.
    Section 10.9.    Restricted Payments. The Obligors will not, and will not permit any of their Subsidiaries to, directly or indirectly, declare or pay any dividend on, or make any payment

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on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement, cancellation, termination or other acquisition of, any Equity Interests of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, whether in cash or property (collectively, “Restricted Payments”), directly or indirectly, except that:
(a)     the Company and any Subsidiary may declare and pay dividends with respect to its Equity Interests payable solely in additional limited liability company interests or its common stock (or their respective equivalents in any jurisdiction),
(b)     Parent Company, Lineage OP or Holdings may declare and pay dividends with respect to its Equity Interests payable solely in additional ~~limited liability company interests~~Equity Interests,
(c)     Subsidiaries may declare and pay dividends or distributions ratably with respect to their Equity Interests,
(d)     ~~Holdings~~Parent Company or any Subsidiary may make Restricted Payments (including for the purposes of effectuating repurchases of Equity Interests) pursuant to and in accordance with stock option plans or other benefit plans for management or employees of Parent Company, Lineage OP, Holdings and ~~its~~their Subsidiaries,
(e)     Parent Company, Lineage OP, Holdings, the Company and any Subsidiary may consummate the Qualified IPO, engage in any restructuring activity of any Group Member in connection with the Qualified IPO and may make any Restricted Payment, distribution in cash or in-kind securities in connection with any disposition of legacy Equity Interests in connection with the Qualified IPO during the period commencing on the date of the Qualified IPO and ending on the third anniversary of the Qualified IPO unless such period is extended pursuant to the terms of the Operating Agreement, or take any other actions to effect, or as a result of, the disposition of legacy Equity Interests in connection with the Qualified IPO, as described in the Prospectus,
(~~e~~f)    Parent Company, Lineage OP, Holdings, the Company and their Subsidiaries may make Restricted Payments to their owners (A) so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, in an amount not to exceed the sum of (1) 95% of Normalized Adjusted FFO attributable to the period of four consecutive fiscal quarters then ended plus (2) any additional minimum amount reasonably necessary to enable Parent Company and any REIT ~~Parent and REIT~~ Subsidiary to make distributions to maintain ~~the REIT Parent’s~~Parent Company’s and such REIT Subsidiary’s status as a REIT and avoid the imposition of U.S. federal income or excise taxes on ~~the REIT~~ Parent Company or such REIT Subsidiary and (B) if an Event of Default has occurred and is continuing or would occur after giving effect thereto, in an amount not to exceed the sum of (1) the minimum

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amount reasonably necessary to enable Parent Company and any REIT ~~Parent and REIT~~ Subsidiary to make distributions to maintain ~~the REIT Parent’s~~Parent Company’s and such REIT Subsidiary’s status as a REIT and avoid the imposition of U.S. federal income or excise taxes on ~~the REIT~~ Parent Company or such REIT Subsidiary, plus (2~~) at any time prior to the consummation of a Qualified IPO: (x~~) $60,000,000 per fiscal year, plus (~~y~~3) ~~management fees~~transition services fee payable by Holdings pursuant to the Operating Agreement in an amount not to exceed $~~30,000,000~~35,000,000 per fiscal year,
(~~f~~g)     Parent Company, Lineage OP or Holdings may make Restricted Payments with any amounts received by it from the Company pursuant to clause (~~e~~f) of this Section,
(~~g~~h)     Restricted Payments to Parent Company, Lineage OP or Holdings in such amounts as are necessary or appropriate to pay (i) administrative expenses (including, but not limited to, reasonable directors’ fees, employee compensation and benefits, customary indemnity payments and payroll, social security or similar taxes) payable by Parent Company, Lineage OP or Holdings (or any direct or indirect parent thereof), (ii) nominal expenses to maintain the corporate existence of Parent Company, Lineage OP or Holdings (or any direct or indirect parent thereof), (iii) premiums and other charges necessary to maintain the insurance required under the terms of this Agreement and other commercially reasonable insurance acquired and maintained by Parent Company, Lineage OP or Holdings (or any direct or indirect parent thereof), including director and officer, employment practices and other similar liability insurance and (iv) the payment of business related expenses which are incurred by Parent Company, Lineage OP or Holdings (or any direct or indirect parent thereof) in the ordinary course of business, in each case, to the extent the incurrence of such expenses and other obligations, the taking of such actions, and the payment of such expenses and other obligations, as applicable are permitted by this Agreement,
(~~h~~i)     Restricted Payments, the proceeds of which shall be used by Parent Company, Lineage OP or Holdings to make (or to make a payment to any direct or indirect parent of Parent Company, Lineage OP or Holdings to enable it to make) cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Parent Company, Lineage OP or Holdings or any direct or indirect parent thereof,
(~~i~~j)     repurchases of Equity Interests in Parent Company, Lineage OP or Holdings (or any direct or indirect parent company of Parent Company, Lineage OP or Holdings), or any of its subsidiaries, deemed to occur upon “cashless” exercise of stock options or warrants,
(~~j~~k)     Restricted Payments the proceeds of which shall be used by Parent Company, Lineage OP or Holdings or any direct or indirect parent thereof to pay fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering

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not prohibited by this Agreement (in the case of any such parent or indirect parent, only to the extent such parent or indirect parent does not hold material assets other than those relating to Parent Company, Lineage OP or Holdings and ~~its~~their subsidiaries),
(~~k~~l)     (i) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) of Parent Company, Lineage OP or Holdings or any direct or indirect parent of Parent Company, Lineage OP or Holdings in exchange for, or out of the proceeds of, the substantially concurrent sale of, Equity Interests of Parent Company, Lineage OP or Holdings or any direct or indirect parent of Parent Company, Lineage OP or Holdings or contributions to the equity capital of Parent Company, Lineage OP or Holdings (other than any Disqualified Equity Interests or any Equity Interests sold to a subsidiary of Parent Company, Lineage OP or Holdings) (collectively, including any such contributions, “Refunding Capital Stock”) and (ii) the declaration and payment of dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale (other than to a subsidiary of Parent Company, Lineage OP or Holdings) of Refunding Capital Stock,
(~~l~~m)     Restricted Payments to Parent Company, Lineage OP or Holdings to finance any Investment permitted to be made pursuant to Section 10.10; provided, that such Restricted Payment shall be made substantially concurrently with the closing or consummation of such Investment,
(~~m~~n)     to the extent constituting Restricted Payments, transactions expressly permitted by Section 10.1, Section 10.2, and Section 10.10, ~~and~~
(~~n~~o)     for any taxable period in which (A) Parent Company, Lineage OP, Holdings, Obligors or any of their respective Subsidiaries is a member of a consolidated, combined, unitary or similar tax group (or comparable group under foreign law), or (B) any of Parent Company, Lineage OP, Holdings, Obligors or any of their respective Subsidiaries is a pass-through entity for income tax purposes (including under foreign tax law), Parent Company, Lineage OP, Holdings, Obligors or their respective applicable Subsidiaries may make Restricted Payments in amounts required for such of its direct or indirect owners as are members of such group, or as are required to include the income of such pass-through entity in income for Tax purposes, to pay any Taxes imposed directly on such owners, to the extent such Taxes are attributable to the income, assets or activities of such entity and only after taking into account all available credits and deductions; provided, that no such entity shall make any Restricted Payment under this provision in any amount greater than the share of such Taxes arising out of such entity’s net income calculated as if such entity filed tax returns on a standalone basis~~.~~, and
(p)    the redemption of units in (i) Holdings by Lineage
OP and (ii) Lineage OP by Lineage OP or Parent Company, in each case, in accordance with the Operating Agreement.

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In any event and notwithstanding anything to the contrary contained in this Agreement, to the extent any Subsidiary is permitted to make a Restricted Payment to Parent Company, Lineage OP or Holdings for any of the foregoing purposes, such Subsidiary may, alternatively, make any such payment directly to the applicable obligee or payee of Parent Company, Lineage OP or Holdings on its behalf, and such payment shall be treated, for all purposes of this Agreement as a permitted Restricted Payment.
    Section 10.10.    Investments. The Obligors will not, and will not permit any of their Subsidiaries to, directly or indirectly, make or allow any Investment, other than a Permitted Investment, unless immediately before and after giving effect to such Investment, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) on a Pro Forma Basis, ~~Holdings~~Parent Company and its Subsidiaries are in compliance with the Financial Covenants.
    Section 10.11.    Negative Pledge. The Obligors will not, and will not permit any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Contractual Obligation (other than this Agreement) that prohibits, restricts or imposes any condition upon the ability of (a) any Group Member to create, incur or permit to exist any Lien upon any of its property or assets (including the Equity Interests owned by such Group Member), (b) any Group Member to make Restricted Payments to the Company or any other Obligor or to make or repay loans or advances to the Company or any other Obligor or to guarantee the Guarantee Obligations or (c) Group Member to otherwise transfer (including by way of a pledge) property to the Company or an Obligor; provided that (i) the foregoing shall not apply to prohibitions, restrictions and conditions imposed by Requirements of Law or by Contractual Obligations in effect as of the Closing Date (and any extensions, renewals or modifications thereof) (and, for the avoidance of doubt, such restrictions do not apply to any Qualified Asset or to the Equity Interests of any Obligor or any Qualified Asset Owner unless it relates to a Permitted Encumbrance), (ii) the foregoing shall not apply to customary prohibitions, restrictions and conditions contained in agreements relating to the sale of a Subsidiary or its assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or assets that is to be sold and such sale is permitted hereunder, (iii) the foregoing shall not apply to prohibitions, restrictions or conditions imposed by any agreement relating to Secured Indebtedness permitted by this Agreement (including mortgage financings and CMBS Financings) if such prohibitions, restrictions or conditions apply only to the property or assets securing such Indebtedness (and, for the avoidance of doubt, such restrictions do not apply to any Qualified Asset or to the Equity Interests of any Obligor or any Qualified Asset Owner, except to the extent permitted by clause (x) below), (iv) the foregoing shall not apply to prohibitions, restrictions or conditions in joint venture agreements and other similar agreements applicable to Joint Ventures that are applicable solely to such Joint Venture and entered into in the ordinary course of business, (v) the foregoing shall not apply to prohibitions, restrictions or conditions that are customary prohibitions, restrictions or conditions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such prohibitions, restrictions or conditions solely relate to the assets subject thereto, (vi) clause (a) of the foregoing shall not apply to customary restrictions or conditions restricting assignment of any agreement entered into in the ordinary course of business, (vii) the foregoing shall not apply to provisions restricting the granting of a security

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interest in intellectual property contained in licenses or sublicenses by the Company and its Subsidiaries of such intellectual property, which licenses and sublicenses were entered into in the ordinary course of business (in which case such prohibition or restriction shall relate only to such intellectual property), (viii) the foregoing shall not apply to restrictions on cash or other deposits or minimum net worth requirements imposed by customers under contracts entered into in the ordinary course of business, (ix) the foregoing shall not apply to prohibitions, restrictions or conditions contained in any agreement that evidences Indebtedness permitted by this Agreement that are substantially similar to, or not materially more restrictive than, those prohibitions, restrictions or conditions contained in this Agreement, (x) the foregoing clause (a) shall not apply to prohibitions, restrictions or conditions contained in any mortgage financing, CMBS Financing or other financing on the pledge of Equity Interests in the direct or indirect parent of an Obligor (other than a Qualified Asset Owner), Group Member (other than a Qualified Asset Owner) or a Qualified Asset Owner, (xi) the foregoing shall not apply to assets subject to retention of title and (xii) the foregoing shall not apply to any prohibitions, restrictions or conditions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (x) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company, no more restrictive in any material respect with respect to such prohibitions, restrictions or conditions than those in place prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.
Section 11.    Events of Default.
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
    (a)    any Issuer defaults in the payment of any principal, Make-Whole Amount, Modified Make-Whole Amount or Swap Breakage Loss, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
    (b)    any Issuer defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable, or defaults in the payment of any other amounts hereunder for more than ten Business Days after the same becomes due and payable; or
    (c)    any Obligor defaults in the performance of or compliance with any term contained in Sections 7.1(a), (b) or (d), 7.2 (if such default shall continue unremedied for a period of 15 days), 9.1(a)(1) (solely with respect to any Obligor or any Qualified Asset Owner), 9.7, 9.8 or 10; or
    (d)    any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer

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obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); provided, that, if such default is capable of being cured but cannot be cured within such 30 day period and so long as the applicable Obligor shall have commenced to cure such default within such 30 day period and shall be diligently pursuing such cure, the applicable Obligor shall have an additional 30 day period to cure such default; or
    (e)    any representation or warranty made in writing by or on behalf of any Obligor or by any of their officers in this Agreement or in any writing furnished in connection with the transactions contemplated hereby shall prove to have been inaccurate or misleading in any material respect on or as of the date made or deemed made (or, to the extent qualified by materiality, shall be inaccurate or misleading in any respect after giving effect to such qualification when made or deemed made); or
    (f)    (i) any Group Member is in default (as principal or as guarantor or other surety) in the payment when due, after the expiration of any applicable grace or cure periods (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding (excluding any Indebtedness hereunder, under any Note and any Non-Recourse Indebtedness) in an aggregate principal amount of (or, with respect to any Swap Contracts, a Swap Termination Value of) at least $100,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) any Group Member is in default in the performance of or compliance with any term of any agreement or condition evidencing any Indebtedness (excluding any Indebtedness hereunder, under any Note and any Non-Recourse Indebtedness) in an aggregate outstanding principal amount of (or, with respect to any Swap Contracts, a Swap Termination Value of) at least $100,000,000 (or its equivalent in the relevant currency of payment) and as a consequence of such default, with the giving of notice if required and after giving effect to any applicable grace periods thereunder, such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time), (x) any Group Member has become obligated to purchase or repay Indebtedness (excluding any Indebtedness hereunder, under any Note and any Non-Recourse Indebtedness) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $100,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require any Group Member so to purchase or repay Indebtedness in an aggregate outstanding principal amount of at least $100,000,000; provided that clauses (i) (other than in the case of clause (x) below), (ii) and (iii) shall not apply to (x) Secured Indebtedness that becomes due as a result of the Disposition or transfer of the property or assets securing such Indebtedness, if such Disposition or transfer is permitted hereunder and under the documents providing for such Indebtedness and (y) Indebtedness that is convertible into Equity Interests and

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has been converted to Equity Interests in accordance with its terms and such conversion is not prohibited hereunder; or
    (g)    any Obligor or any Material Subsidiary (i)  files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any applicable jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (iv) is adjudicated as insolvent or to be liquidated, or (v) takes corporate action for the purpose of any of the foregoing; or
    (h)    a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any applicable jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any of its Material Subsidiaries, or any such petition shall be filed against any Obligor or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or
(i)         any event occurs with respect to any Obligor or any Material Subsidiary which under any Debtor Relief Law is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or
(j)         one or more final judgments or orders for the payment of money aggregating (to the extent not covered by insurance or third-party indemnities as to which the relevant insurance company or third party has not denied coverage) in excess of $100,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Group Members and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay or (ii) one or more non-monetary final judgments or decrees shall be entered against any Group Member that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and there is a period of 45 consecutive days during which such judgment or decree is not vacated, discharged, stayed or bonded pending appeal and, in either case, enforcement proceedings are commenced by any creditor upon such judgment or decree; or

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    (k)    an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or
(l)    this Agreement shall cease to be in full force and effect, any Obligor or any Person acting on behalf of any Obligor shall contest in any manner the validity, binding nature or enforceability of this Agreement, or the obligations of any Obligor under this Agreement are not or cease to be legal, valid, binding and enforceable in accordance with the terms hereof.
Section 12.    Remedies on Default, Etc.
    Section 12.1.    Acceleration. (a) If an Event of Default with respect to any Obligor described in Section 11(g), (h) or (i) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
    (b)    If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
    (c)    If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate), (y) the Make-Whole Amount determined in respect of such principal amount and (z) with respect to any Swapped Notes, Swap Breakage Loss, if any, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount or Modified Make-Whole Amount, if any, by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
    Section 12.2.    Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained

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herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
    Section 12.3.    Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) such Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, and Modified Make-Whole Amount, if any, on any Notes and Swap Breakage Loss, if any, on any Swapped Notes, that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and Swap Breakage Loss, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
    Section 12.4.    No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.
Section 13.    Tax Indemnification; FATCA Information.

(a)    All payments whatsoever under this Agreement and the Notes will be made by the Obligors in lawful currency of the Applicable Currency free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction in which the Obligors (as applicable) are incorporated, organized, managed or controlled or otherwise resides for tax purposes or where a branch or office through which the Obligor (as applicable) are acting for purposes of this Agreement and the Notes is located or from or through which the Obligors (as applicable) are making any payment (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

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    (b)    If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by such Obligor under this Agreement or the Notes, such Obligor will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of this Agreement or the Notes after such deduction, withholding or payment (including any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of this Agreement or the Notes before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

(i)    any Tax that (A) is imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes as a result of such holder being organized under the laws of, or having its principal office or applicable lending office located in, the Taxing Jurisdiction or (B) would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof or the exercise of remedies in respect thereof, including such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for any Obligor, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of this Agreement or the Notes are made to, the Taxing Jurisdiction imposing the relevant Tax;

(ii)    any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by the Company) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b)(ii) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of the Company no later than 60 days after receipt

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by such holder of such written request (accompanied by copies of such Forms and related instructions, if any, all in the English language or with an English translation thereof);

(iii)    any withholding Taxes imposed on an amount payable to or for the account of such holder with respect to the relevant Note pursuant to a law in effect on the date on which such holder acquires the relevant Note, except to the extent that, pursuant to this Section 13, amounts with respect to such Taxes were payable to such holder’s assignor immediately before such holder acquired the relevant Note;

(iv)    any Taxes imposed under FATCA;

(v)    any Taxes imposed pursuant to the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021) in the form as at the date of this Agreement;

(vi)    any Taxes assessed on a holder under the laws of the Netherlands, if and to the extent such Taxes become payable as a result of such holder having a substantial interest (aanmerkelijk belang) as defined in the Dutch Income Tax Act 2021 (Wet inkomstenbelasting 2001) in a Dutch Obligor; or

(vii)     any combination of clauses (i) through (vi) above;

provided further that in no event shall any Obligor be obligated to pay such additional amounts to any holder (i) not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that such Obligor would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and the Company shall have given timely notice of such law or interpretation to such holder.

    (c)    By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b)(ii) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by the Company all such forms, certificates, documents and returns provided to such holder by the Company (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States or other applicable jurisdiction and such Taxing Jurisdiction and (y) provide the Company with such information with respect to such holder as the Company may reasonably request in order to complete any such Forms, provided that nothing in this Section 13 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve

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the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to the Company or mailed to the appropriate taxing authority, whichever is applicable, within 60 days following a written request of the Company (which request shall be accompanied by copies of such Form and English translations of any such Form not in the English language) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

    (d)    On or before the date of the Closing the Company will furnish each Purchaser with copies of the appropriate Form (and English translation if required as aforesaid) currently required to be filed in the applicable Taxing Jurisdiction pursuant to Section 13(b)(ii), if any, and in connection with the transfer of any Note the Company will furnish the transferee of such Note with copies of any Form and English translation then required.

    (e)    If any payment is made by any Obligor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by such Obligor pursuant to this Section 13, then, if such holder at its sole discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to such Obligor such amount as such holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in Section 13(b)(ii)) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.

(f)    The Company will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by an Obligor of any Tax in respect of any amounts paid under this Agreement or the Notes, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Obligor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

(g)    If an Obligor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which such Obligor would be required to pay any additional amount under this Section 13, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then such Obligor will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or

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penalties arise by virtue of a default or delay by such Obligor) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

    (h)    If an Obligor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from the Company (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by the Company, subject, however, to the same limitations with respect to Forms as are set forth above.

(i)    The obligations of the Obligors under this Section 13 shall survive the payment or transfer of any Note and the provisions of this Section 13 shall also apply to successive transferees of the Notes.

(j)    By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (i) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Obligors to comply with their obligations under FATCA and (ii) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Obligors to comply with their obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 13(j) shall require any holder to provide information that is confidential or proprietary to such holder unless the Obligors are required to obtain such information under FATCA and, in such event, the Obligors shall treat any such information it receives as confidential.
Section 14.    Registration; Exchange; Substitution of Notes.
    Section 14.1.    Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. The entries in the register shall be conclusive, absent manifest error. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or

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knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
    Section 14.2.    Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 19(a)(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the applicable issuer of such Note shall execute and deliver, at the Obligors’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1-A, 1-B, 1-C, 1-D, 1-E or 1-F as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, €100,000 or £100,000, as applicable, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000, €100,000 or £100,000, as applicable. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.
    Section 14.3.    Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19(a)(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
    (a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
    (b)    in the case of mutilation, upon surrender and cancellation thereof, within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a replacement Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

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Section 15.    Payments on Notes.
    Section 15.1.    Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest becoming due and payable on the Notes shall be made by the Issuers in lawful currency of the Applicable Currency in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
    Section 15.2.    Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Issuers will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2.
Section 16.    Expenses, Etc.
    Section 16.1.    Transaction Expenses ; Indemnity. (a)    Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable and documented attorneys’ fees of one special counsel for the holders, taken as a whole, and, if reasonably required by the Required Holders, one local or other counsel in each applicable material jurisdiction for the holders, taken as a whole) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this

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Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including fees of on financial advisor for all the Purchasers and the holders of the Notes, as a whole, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,000 per series of Notes. If required by the NAIC, each Issuer shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).
(b)    The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note, provided such holder shall have submitted a request for such deducted amount within 30 days of the receipt of the related payment under its Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.
    Section 16.2.    Certain Taxes. The Obligors agree to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction of organization of any Obligor or any other jurisdiction where any Obligor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 16 to the extent the relevant Purchaser or holder of a Note (as the case may be) determines that such value added tax is otherwise irrecoverable by such Purchaser or holder of a Note or Affiliate thereof, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.
    Section 16.3.    Survival. The obligations of the Obligors under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.
Section 17.    Survival of Representations and Warranties; Entire Agreement.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any

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subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding among each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.
Section 18.    Amendment and Waiver.
    Section 18.1.    Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Obligors and the Required Holders, except that:
    (a)    no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 22 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and
    (b)     no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, Modified Make-Whole Amount or Swap Breakage Loss, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 18, 21 or 23.1, or any defined term as used in such Sections.
    Section 18.2.    Solicitation of Holders of Notes.
    (a)    Solicitation. The Company will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.
    (b)    Payment. None of the Obligors will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as

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consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.
    (c)    Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 by a holder of a Note that has transferred or has agreed to transfer its Note to (i) any Issuer, (ii) Holdings, (iii) any Subsidiary or (iv) any other Affiliate of the Obligors or (v) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with any Obligor and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
    Section 18.3.    Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon each Obligor without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Purchaser or holder of such Note.
    Section 18.4.    Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in any Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.
Section 19.    Notices; English Language.
(a)    Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by facsimile or electronic transmission if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent:

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    (i)    if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,
    (ii)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
    (iii)    if to any Obligor, to the Company at its address set forth at the beginning hereof to the attention of Treasurer, or at such other address as such Issuer or Holdings shall have specified to the holder of each Note in writing, with a copy to Lineage Logistics, LLC Attn: Legal Department, 1 Park Plaza, Suite 550, Irvine, CA 92614.
Notices under this Section 19 will be deemed given only when actually received.
(b)    Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Agreement shall be in English or accompanied by an English translation thereof.
(c)    This Agreement and the Notes have been prepared and signed in English and the parties hereto agree that the English version hereof and thereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in the Netherlands or any other jurisdiction in respect hereof or thereof.
Section 20.    Reproduction of Documents.
This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section ~~19~~20 shall not prohibit the Issuers, Parent Company, Lineage OP, Holdings or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

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Section 21.    Confidential Information.
For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company, Holdings or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and (i) that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company, Holdings or such Subsidiary or (ii) that a reasonable person would expect to be treated as confidential under the circumstances of its disclosure, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, Holdings or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, and agrees to, to the extent not prohibited by applicable law from doing so, give the Company prompt written notice of any unauthorized use or disclosure of the Confidential Information, and assist the Company in remedying any such unauthorized use or disclosure, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes and such recipient is notified of its obligation to maintain confidentiality of such information), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (v) any Person from which it offers to purchase any Security of Holdings or the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes or this Agreement and, in the event Confidential Information is so required to be disclosed pursuant to any of the foregoing clauses (w), (x) or (y), the applicable Purchaser agrees to disclose such required Confidential Information to the minimum extent required and (other than at the request of a regulatory authority, governmental agency or pursuant to a broad based subpoena or similar discovery process, in each case, not directly related to any Obligor or the transactions contemplated

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hereby), such Purchaser shall provide the Company with prompt written notice (unless such notification shall be prohibited by applicable law or legal process) of such permitted disclosure. To the extent that any breach of terms of this Section 21 occurs, the Purchaser that has breached this Section 21 agrees to use commercially reasonable efforts to assist the Company in restricting or preventing such further breaches. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company or Holdings in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company or Holdings embodying this Section 21.
In the event that as a condition to receiving access to information relating to Holdings, the Company or their Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Company or Holdings, as applicable, this Section 21 shall supersede any such other confidentiality undertaking.
Section 22.    Substitution of Purchaser.
Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.
Section 23.    Miscellaneous.
    Section 23.1.    Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, no Obligor may assign or otherwise transfer any of its rights or obligations hereunder or (in the case of the Issuers) under the Notes

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without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.
    Section 23.2.    Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by Parent Company, Lineage OP, the Company or Holdings to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
    Section 23.3.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
    Section 23.4.    Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 14, (b) subject to Section 23.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof,

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(d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.
    Section 23.5.    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement. Delivery of an electronic signature to, or a signed copy of, this Agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
    Section 23.6.    Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
    Section 23.7.    Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the Obligors irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each of the Obligors irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
    (b)    Each of the Obligors agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 23.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

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    (c)    Each of the Obligors consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 23.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 19, to Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377, as its agent for the purpose of accepting service of any process in the United States, with a copy to Lineage Logistics, LLC Attn: Legal Department, 1 Park Plaza, Suite 550, Irvine, CA 92614. Each of the Obligors agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
    (d)    Nothing in this Section 23.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Obligors in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
    (e)    Each Obligor hereby irrevocably appoints Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377 to receive for it, and on its behalf, service of process in the United States, from the Closing Date through August 20, 2032. Lineage Logistics, LLC hereby accepts its irrevocable appointment as agent for service of process for each Obligor in accordance with the terms of this Agreement.
    (f)    The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.
    Section 23.8.    Obligation to Make Payments in Applicable Currency. (a) Any payment by an Obligor on account of an amount that is payable hereunder or under a Note in the Applicable Currency that is made to or for the account of any holder of such Note in any other currency, whether as a result of any judgment or order or the enforcement thereof or the liquidation of such Obligor, shall constitute a discharge of the obligation of such Obligor under this Agreement or the Notes, as the case may be, only to the extent of the amount of the Applicable Currency that such holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of the Applicable Currency that could be so purchased is less than the amount of the Applicable Currency originally due to such holder, the Obligors agree to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency.

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    (b)    Any payment under any provision of this Agreement (other than as otherwise specified in Section 23.8(a)) shall be in U.S. Dollars and any such payment made in any other currency, whether as a result of any judgment or order or the enforcement thereof or the liquidation of either Obligor, shall constitute a discharge of the obligation of the relevant Obligor hereunder only to the extent of the amount of US Dollars that the relevant holder of Notes could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of US Dollars that could be so purchased is less than the amount of US Dollars originally due to such holder, the Obligors agree to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency.
    (c)    The indemnities contained in the foregoing clauses (a) and (b) shall, to the fullest extent permitted by law, constitute obligations separate and independent from the other obligations contained in this Agreement and the Notes, as the case may be, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.
    Section 23.9.    Exchange Rate. For the purpose of (a) determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding have approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, the principal amount of any outstanding Series C Notes, Series D Notes, Series E Notes or Series F Notes, as applicable, shall be deemed to be the equivalent amount in U.S. Dollars calculated by converting such principal amount of such Notes into U.S. Dollars at a rate of exchange of US$1.00 = €0.8524, or US$1.00 = £0.7218, as applicable, and (b) allocating any partial prepayment of Notes or offer of partial prepayment of Notes pursuant to Section 8.5, the principal amount of any outstanding Series C Notes, Series D Notes, Series E Notes or Series F Notes, as applicable, shall be deemed to be the equivalent amount in U.S. Dollars calculated by converting such principal amount at the rate of exchange prevailing on the Business Day immediately preceding the date of the relevant written notice of prepayment or purchase, as the case may be.
    Section 23.10.    Guernsey Terms. In this Agreement, where it relates to any Obligor organized in the island of Guernsey, a reference to: (a) a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or similar officer includes the HM Sheriff of the Royal Court of Guernsey or any other person performing the same function of the foregoing; (b) any “analogous procedure or step” being taken under any Debtor Relief Law in Guernsey includes: (i) any step taken in connection with

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the commencement of proceedings towards the making of a declaration that the affairs of such Guernsey Obligor are en désastre (or the making of such a declaration); (ii) any step is taken in connection with the commencement of proceedings towards the making of an application for a preliminary vesting order in saisie proceedings in Guernsey in respect of any realty of such Guernsey Obligor (or the making of such a preliminary vesting order); and (c) any insolvency, winding-up, administration or similar proceedings includes any procedure or proceedings referred to in Parts XXI and XXIII of The Companies (Guernsey) Law, 2008 as amended.
Section 24.    Joint and Several Obligors .
    Section 24.1.    US Joint and Several Liability. (a) Holdings, the Company and each US Obligor Affiliate hereby agrees it is jointly and severally, absolutely, unconditionally, and irrevocably liable (together with each of the respective Issuers) to each of the holders for:
    (i)    the full and prompt payment of the principal of, interest, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and Swap Breakage Loss, if any, on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and the prompt payment of all sums that are now or will hereafter become due and owing under the Notes or this Agreement;
    (ii)    the payment of all US Joint and Several Enforcement Costs (as defined in Section 24.4 below); and
    (iii)    the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of the Issuers under this Agreement.
All amounts due, debts, liabilities, and payment obligations described in subparagraph (i) of this Section 24.1(a) are referred to herein as the “US Obligor Affiliate Indebtedness.” All obligations described in this Section 24.1(a) are referred to herein as the “US Obligor Affiliate Obligations.”
    (b)    In the event of any default by any Issuer in making payment of the US Obligor Affiliate Indebtedness, or in performance of the US Obligor Affiliate Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Holdings, the Company and each US Obligor Affiliate agrees, on demand by the holders, to pay all the US Obligor Affiliate Indebtedness and to perform all the US Obligor Affiliate Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes and this Agreement.
    (c)    Holdings, the Company and each US Obligor Affiliate does hereby waive (i) any and all notices and demands of every kind that may be required to be given by any law, (ii) any defense or right of set-off that it may have against the Issuers or that it or the Issuers may have against any holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in paragraph (b) above), notice of nonpayment (other than as provided for in paragraph (b) above) or dishonor, protest and notice of protest, diligence in collection and any

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and all formalities that otherwise might be legally required to charge Holdings, the Company or such US Obligor Affiliate with liability, (iv) any defense based on the failure by the holders to inform it of any fact that the holders may now or hereafter know about the Issuers, the Notes, this Agreement, or the transactions contemplated by this Agreement, it being understood and agreed that the holders have no duty so to inform and that Holdings, the Company and each US Obligor Affiliate is fully responsible for being and remaining informed by the Issuers of all circumstances bearing on the existence or creation, or the risk of nonpayment of the US Obligor Affiliate Indebtedness or the risk of nonperformance of the US Obligor Affiliate Obligations, and (v) any and all right to cause a marshalling of assets of the Issuers or any other action by any court or governmental body with respect thereto, or to cause the holders to proceed against any other security given another holder in connection with the US Obligor Affiliate Indebtedness or the US Obligor Affiliate Obligations. The holders shall have no obligation to disclose or discuss with Holdings such holder’s assessment of the financial condition of the Issuers. Holdings, the Company and each US Obligor Affiliate acknowledges that no representations of any kind whatsoever have been made by the holders to Holdings, except as expressly set forth in Section 6 herein.
    (d)    Holdings, the Company and each US Obligor Affiliate further agrees that its liability as joint and several obligors shall in no way be impaired by any renewals or extensions that may be made from time to time, with or without the knowledge or consent of Holdings, the Company or such US Obligor Affiliate of the time for payment of interest or principal under a Note, any Make-Whole Amount, Modified Make-Whole Amount or any Swap Breakage Loss or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by any holder, or by any holder’s failure or election not to pursue any other remedies it may have against the Issuers, or by any change or modification in a Note or this Agreement, or by the acceptance by any holder of any security or any increase, substitution or change therein, or by the release by any holder of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the US Obligor Affiliate Indebtedness, (unless such payment was expressly directed to be applied to the US Obligor Affiliate Indebtedness and such direction was made in accordance with this Agreement) even though a holder may lawfully have elected to apply such payments to any part or all of the US Obligor Affiliate Indebtedness, it being the intent hereof that Holdings, the Company and each US Obligor Affiliate shall remain liable as principal for payment of the US Obligor Affiliate Indebtedness and performance of the US Obligor Affiliate Obligations until all Indebtedness has been paid in full (other than unasserted contingent obligations) and the other terms, covenants and conditions of this Agreement, the Notes, and this Section 24 have been performed. Holdings, the Company and each US Obligor Affiliate further understands and agrees that the holders may at any time enter into agreements with the Issuers to amend or modify a Note or this Agreement and may waive or release any provision or provisions of a Note or this Agreement and, with reference to such instruments, may make and enter into any such agreement or agreements as the holders and the Issuers, Holdings and Obligor Affiliates may deem proper and desirable, without in any manner impairing the guaranty in this Section 24 or any of the holders’ rights hereunder or any of Holdings’s, the Company’s or such US Obligor Affiliates obligations under this Section 24.

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    Section 24.2.    Foreign Joint and Several Liability. (a) The EUR Issuer and each Foreign Obligor Affiliate hereby agrees it is jointly and severally, absolutely, unconditionally, and irrevocably liable (together with each of the respective Issuers) to each of the holders for:
    (i)    the full and prompt payment of the principal of, interest, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, and Swap Breakage Loss, if any, on the Foreign Currency Notes when due, whether at stated maturity, upon acceleration or otherwise, and the prompt payment of all sums that are now or will hereafter become due and owing under the Foreign Currency Notes or this Agreement;
    (ii)    the payment of all Foreign Joint and Several Enforcement Costs (as defined in Section 24.4 below); and
    (iii)    the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of the EUR Issuer under this Agreement.
All amounts due, debts, liabilities, and payment obligations described in subparagraph (i) of this Section 24.2(a) are referred to herein as the “Foreign Obligor Affiliate Indebtedness.” All obligations described in this Section 24.2(a) are referred to herein as the “Foreign Obligor Affiliate Obligations.”
    (b)    In the event of any default by the EUR Issuer in making payment of the Foreign Obligor Affiliate Indebtedness, or in performance of the Foreign Obligor Affiliate Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, the EUR Issuer and each Foreign Obligor Affiliate agrees, on demand by the holders, to pay all the Foreign Obligor Affiliate Indebtedness and to perform all the Foreign Obligor Affiliate Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Foreign Currency Notes and this Agreement.
    (c)    The EUR Issuer and each Foreign Obligor Affiliate does hereby waive (i) any and all notices and demands of every kind that may be required to be given by any law, (ii) any defense or right of set-off that it may have against the EUR Issuer or that it or the EUR Issuer may have against any holder of a Foreign Currency Note, (iii) presentment for payment, demand for payment (other than as provided for in paragraph (b) above), notice of nonpayment (other than as provided for in paragraph (b) above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities that otherwise might be legally required to charge the EUR Issuer or such Foreign Obligor Affiliate with liability, (iv) any defense based on the failure by the holders to inform it of any fact that the holders may now or hereafter know about the EUR Issuer, the Foreign Currency Notes, this Agreement, or the transactions contemplated by this Agreement, it being understood and agreed that the holders have no duty so to inform and that the EUR Issuer and Foreign Obligor Affiliates are fully responsible for being and remaining informed by the EUR Issuer of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Foreign Obligor Affiliate Indebtedness or the risk of nonperformance of the Foreign Obligor Affiliate Obligations, and (v) any and all right to cause a marshalling of

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assets of the EUR Issuer or any other action by any court or governmental body with respect thereto, or to cause the holders to proceed against any other security given another holder in connection with the Foreign Obligor Affiliate Indebtedness or the Foreign Obligor Affiliate Obligations. The holders shall have no obligation to disclose or discuss with the EUR Issuer or any Foreign Obligor Affiliate such holder’s assessment of the financial condition of the EUR Issuer. The EUR Issuer and each Foreign Obligor Affiliate acknowledges that no representations of any kind whatsoever have been made by the holders to the EUR Issuer or any Foreign Obligor Affiliate, except as expressly set forth in Section 6 herein.
    (d)    The EUR Issuer and each Foreign Obligor Affiliate further agrees that its liability as joint and several obligors shall in no way be impaired by any renewals or extensions that may be made from time to time, with or without the knowledge or consent of the EUR Issuer or such Foreign Obligor Affiliate of the time for payment of interest or principal under a Foreign Currency Note, any Make-Whole Amount, Modified Make-Whole Amount or any Swap Breakage Loss or by any forbearance or delay in collecting interest or principal under a Foreign Currency Note, or by any waiver by any holder, or by any holder’s failure or election not to pursue any other remedies it may have against the EUR Issuer, or by any change or modification in a Foreign Currency Note or this Agreement, or by the acceptance by any holder of any security or any increase, substitution or change therein, or by the release by any holder of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Foreign Obligor Affiliate Indebtedness, (unless such payment was expressly directed to be applied to the Foreign Obligor Affiliate Indebtedness and such direction was made in accordance with this Agreement) even though a holder may lawfully have elected to apply such payments to any part or all of the Foreign Obligor Affiliate Indebtedness, it being the intent hereof that the EUR Issuer and each Foreign Obligor Affiliate shall remain liable as principal for payment of the Foreign Obligor Affiliate Indebtedness and performance of the Foreign Obligor Affiliate Obligations until all Indebtedness has been paid in full (other than unasserted contingent obligations) and the other terms, covenants and conditions of this Agreement, the Foreign Currency Notes, and this Section 24 have been performed. The EUR Issuer and each Foreign Obligor Affiliate further understands and agrees that the holders may at any time enter into agreements with the EUR Issuer to amend or modify a Foreign Currency Note, or this Agreement and may waive or release any provision or provisions of a Note or this Agreement and, with reference to such instruments, may make and enter into any such agreement or agreements as the holders, the Issuers, Holdings and the Obligor Affiliates may deem proper and desirable, without in any manner impairing the guaranty in this Section 24 or any of the holders’ rights hereunder or any of the EUR Issuer’s or any of the Foreign Obligor Affiliates’ obligations under this Section 24.
    (e)    Notwithstanding any provision of this Agreement and in particular this Section 24, the obligations expressed to be assumed in this Agreement and in particular this Section 24 (a) shall be deemed not to be assumed by a Danish Obligor Affiliate or by a direct or indirect Subsidiary of a Danish Obligor Affiliate (and any security or guarantee created in relation thereto shall be limited) if and to the extent required to comply with Danish statutory provisions on unlawful financial assistance including, but not limited to, sections 206 through 212 of the Danish Companies Act (in Danish: selskabsloven) as amended and supplemented from time to

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time and (b) shall, in relation to obligations not incurred as a result of borrowings under the Principal Credit Facility by the Danish Obligor Affiliate, further be limited to an amount equal to the greater of (A) the equity of the Danish Obligor Affiliate at the date of this Agreement or, as the case may be, the date of the Danish Obligor Affiliate's accession to this Agreement and (B) the equity at the date when a claim for payment is made against the Danish Obligor Affiliate under this Agreement, in each case calculated in accordance with the Danish Obligor Affiliate's generally accepted accounting principles at the relevant time (including, if applied by the Danish Obligor Affiliate, IFRS), however, adjusted upwards by adding back obligations (in the amounts outstanding at the time when a claim for payment is made) of the Danish Obligor Affiliate (and its direct or indirect Subsidiaries) in respect of any intercompany loan owing by the Danish Obligor Affiliate (or its direct or indirect Subsidiaries) to a Borrower (as defined in the Principal Credit Facility) and originally borrowed by that Borrower under the Principal Credit Facility and on-lent (directly or indirectly) by that Borrower to the Danish Obligor Affiliate (or its direct or indirect Subsidiaries) provided always that any payment made by the Danish Obligor Affiliate under this Agreement in respect of such liabilities shall reduce pro tanto the outstanding amount of the intercompany loan owing by the Danish Obligor Affiliate (or its direct or indirect Subsidiaries). The above limitations shall apply to any security by guarantee, indemnity, collateral or otherwise and to subordination of rights and claims, subordination or turnover of rights of recourse, application of proceeds and any other means of direct and indirect financial assistance.
    (f)     Notwithstanding any provision of this Agreement, the obligations expressed to be assumed in this Agreement by a Foreign Obligor Affiliate incorporated in Norway (each a “Norwegian Foreign Obligor Affiliate”) shall be limited if (and only if) required by the mandatory provisions of the Norwegian Limited Companies Act of 13 June 1997 No. 44 (Nw. aksjeloven) (the “Norwegian Companies Act”), including Sections 8-7 and 8-10 cf. Sections 1-3, regulating unlawful financial assistance and other restrictions on a Norwegian limited liability company’s ability to grant guarantees, loans or security interests. It is understood that the obligations and liabilities of each Norwegian Foreign Obligor Affiliate shall always be interpreted so as to make each Norwegian Foreign Obligor Affiliate liable to the fullest extent permitted by the above provisions of the Norwegian Companies Act.
The liability of each Norwegian Foreign Obligor Affiliate under this Agreement shall be limited to USD $2,500,000,000 plus any unpaid amount of interest, fees and expenses in respect of the Foreign Obligor Affiliate Obligations.
(a)the EUR Issuer and each Foreign Obligor Affiliate irrevocably and unconditionally abandons and waives any right it may have at any time under the existing or future laws of Guernsey:
(b)whether by virtue of the droit de discussion or otherwise that recourse be had to the assets of any person before any claim is enforced against the EUR Issuer or Foreign Obligor Affiliate (as the case may be) in respect of the obligations or liabilities assumed by it under this Agreement; and

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(c) whether by virtue of the droit de division or otherwise to require that any liability under this Agreement be divided or apportioned with any other person or reduced in any manner whatsoever.
Section 24.3.        Obligations Absolute and Unconditional.
(a)The obligations of Holdings, the Company and each US Obligor Affiliate under this Section 24 shall be a complete, present and continuing joint and several obligation of payment and performance and not just of collection. Holdings, the Company and each US Obligor Affiliate agrees that its obligations under this Section 24 shall be joint and several with any and any other Guarantees given in connection with this Agreement and the Notes from time to time. Holdings, the Company and each US Obligor Affiliate agrees that the US Obligor Affiliate Obligations in this Section 24 may be enforced by the holders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note or this Agreement or by or resorting to any other guaranties, and Holdings, the Company and each US Obligor Affiliate hereby waives the right to require any holder to join Holdings, the Company or any US Obligor Affiliate in any action brought under this Agreement or the Notes or to commence any action against or obtain any judgment against the Issuers or to pursue any other remedy or enforce any other right. Holdings, the Company and each US Obligor Affiliate further agrees that nothing contained herein or otherwise shall prevent any holder from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note or this Agreement, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Holdings’s, the Company’s or such US Obligor Affiliate’s obligations under this Section 24, it being the purpose and intent of Holdings, the Company and each US Obligor Affiliate that the obligations of Holdings, the Company and each US Obligor Affiliate under this Section 24 shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Holdings’s, the Company’s or US Obligor Affiliates’ obligations under this Section 24 nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Issuers under a Note or this Agreement or by reason of any Issuer’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against any Issuer. This joint and several obligation shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note or this Agreement is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such holder had not been made, regardless of whether such holder contested the order requiring the return of such payment. The obligations of Holdings pursuant to the preceding sentence shall survive any termination, cancellation, or release of these US Obligor Affiliate Obligations.
(b)The obligations of the EUR Issuer and each Foreign Obligor Affiliate under this Section 24 shall be a complete, present and continuing joint and several obligation of payment and performance and not just of collection. The EUR Issuer and each Foreign Obligor Affiliate agrees that its obligations under this Section 24 shall be joint and several with any and any other

Lineage Logistics, LLC        Note Purchase Agreement

Guarantees given in connection with this Agreement with respect to the Foreign Obligor Affiliate Obligations and the Foreign Currency Notes from time to time. The EUR Issuer and each Foreign Obligor Affiliate agrees that the Foreign Obligor Affiliate Obligations in this Section 24 may be enforced by the holders without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note or this Agreement or by or resorting to any other guaranties, and the EUR Issuer and each Foreign Obligor Affiliate hereby waives the right to require any holder to join the EUR Issuer or any Foreign Obligor Affiliate in any action brought under this Agreement or the Foreign Currency Notes or to commence any action against or obtain any judgment against the EUR Issuer or to pursue any other remedy or enforce any other right. The EUR Issuer and each Foreign Obligor Affiliate further agrees that nothing contained herein or otherwise shall prevent any holder from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Foreign Currency Note or this Agreement (with respect to the Foreign Obligor Affiliate Obligations), and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of the EUR Issuer’s or such Foreign Obligor Affiliate’s obligations under this Section 24, it being the purpose and intent of the EUR Issuer and each Foreign Obligor Affiliate that the obligations of the EUR Issuer and each Foreign Obligor Affiliate under this Section 24 shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of the EUR Issuer’s or Foreign Obligor Affiliates’ obligations under this Section 24 nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the EUR Issuer under a Foreign Currency Note or this Agreement (with respect to the Foreign Obligor Affiliate Obligations) or by reason of the EUR Issuer’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against the EUR Issuer. This joint and several obligation shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Foreign Currency Note or this Agreement (with respect to the Foreign Obligor Affiliate Obligations) is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such holder had not been made, regardless of whether such holder contested the order requiring the return of such payment. The obligations of the EUR Issuer and each Foreign Obligor Affiliate pursuant to the preceding sentence shall survive any termination, cancellation, or release of these Foreign Obligor Affiliate Obligations.
    Section 24.4.    Enforcement Costs. (a) If: (i) this Agreement (including this guaranty) or a Note are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent any holder in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Agreement (including these US Obligor Affiliate Obligations) or a Note; (iii) an attorney is retained to provide advice or other representation with respect to this Agreement or the Notes in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent any holder in any other legal proceedings whatsoever in connection with this Agreement (including these US Obligor Affiliate Obligations) or a Note, or any property securing the US Obligor Affiliate Indebtedness, then Holdings, the Company and such US Obligor Affiliates shall pay to such holder upon demand all reasonable and documented out-of-

Lineage Logistics, LLC        Note Purchase Agreement

pocket attorney’s fees, costs and expenses actually incurred, including, without limitation, court costs, filing fees and all other costs and expenses actually incurred in connection therewith (the “US Joint and Several Enforcement Costs”), in addition to, but without duplication of, all other amounts due hereunder.
(b) If: (i) this Agreement (including this guaranty) or a Note are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent any holder in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Agreement (with respect to Foreign Obligor Affiliate Obligations) or a Foreign Currency Note; (iii) an attorney is retained to provide advice or other representation with respect to this Agreement (with respect to the Foreign Obligor Affiliate Obligations) or the Foreign Currency Notes in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent any holder in any other legal proceedings whatsoever in connection with this Agreement (with respect to Foreign Obligor Affiliate Obligations) or a Foreign Currency Note, or any property securing the Foreign Obligor Affiliate Indebtedness, then the EUR Issuer and such Obligor Affiliate shall pay to such holder upon demand all reasonable and documented out-of-pocket attorney’s fees, costs and expenses actually incurred, including, without limitation, court costs, filing fees and all other costs and expenses actually incurred in connection therewith (the “Foreign Joint and Several Enforcement Costs”), in addition to, but without duplication of, all other amounts due hereunder.
    Section 24.5.    Subrogation. Holdings, each Issuer and each Obligor Affiliate hereby subordinates to the Obligor Affiliate Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Holdings or such Issuer or such Obligor Affiliate may have against any Issuer arising from a payment made by Holdings, such Issuer or such Obligor Affiliate under its Obligor Affiliate Obligations hereunder and agrees that, until the entire Obligor Affiliate Indebtedness is paid in full (other than unasserted contingent obligations), not to assert or take advantage of any subrogation rights of Holdings, such Issuer, such Obligor Affiliate or the holders or any right of Holdings, such Issuer, such Obligor Affiliate or the holders proceed against (i) any Issuer for reimbursement, or (ii) any other joint and several obligor, any guarantor or any collateral security or guaranty or right of offset held by the holders for the payment of the Obligor Affiliate Indebtedness and performance of the Obligor Affiliate Obligations, nor shall Holdings, such Issuer or such Obligor Affiliate seek or be entitled to seek any contribution or reimbursement from any Issuer or any other joint and several obligor or any other guarantor in respect of payments made by Holdings, such Issuer or such Obligor Affiliate hereunder. It is expressly understood that the agreements of Holdings, the Issuers and the Obligor Affiliates set forth above constitute additional and cumulative benefits given to the holders for their security and as an inducement for their purchase of the Notes of the Issuers.
    Section 24.6.    Preference. Any Indebtedness of the Issuers to Holdings, an Issuer or an Obligor Affiliate now or hereafter existing is hereby subordinated to the Obligor Affiliate Indebtedness. None of Holdings, the Issuers or any Obligor Affiliate will seek, accept, or retain for its own account, any payment from any Issuer on account of such subordinated Indebtedness

Lineage Logistics, LLC        Note Purchase Agreement

at any time when a Default or Event of Default exists under this Agreement or the Notes, and any such payments to Holdings or an Issuer or an Obligor Affiliate made while any Default or Event of Default then exists under this Agreement or the Notes on account of such subordinated Indebtedness shall be collected and received by Holdings or an Issuer or an Obligor Affiliate in trust for the holders and shall be paid over to the holders on account of the Obligor Affiliate Indebtedness without impairing or releasing the obligations of Holdings, the Issuer or the Obligor Affiliate hereunder.
    Section 24.7.    Marshalling and Accounts. (a) None of the holders of the Notes shall be under any obligation (i) to marshal any assets in favor of Holdings or the Issuers or the Obligor Affiliates or in payment of any or all of the liabilities of any Issuer under or in respect of the Notes and this Agreement or the obligation of Holdings, the Issuers or the Obligor Affiliates under this Section 24 or (ii) to pursue any other remedy that Holdings, the Issuers or the Obligor Affiliates may or may not be able to pursue itself and that may lessen Holdings’s, the Issuers’ or the Obligor Affiliates’ burden or any right to which Holdings, each Issuer and each Obligor Affiliate hereby expressly waives.
    (b)    Until all amounts which may be or become payable by any Issuer under or in connection with the Notes have been irrevocably paid in full (other than unasserted contingent obligations), while an Event of Default is continuing, any moneys received from Holdings, an Issuer or an Obligor Affiliate under this Agreement may be held in an interest-bearing bank account.

Lineage Logistics, LLC        Note Purchase Agreement

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Issuers, Holdings and the Obligor Affiliates, whereupon this Agreement shall become a binding agreement among you, the Issuers, Holdings and the Obligor Affiliates.

Very truly yours,

HOLDINGS:
LINEAGE LOGISTICS HOLDINGS, LLC,
a Delaware limited liability company

By:
Name: Michelle Domas
Title: Treasurer

ISSUERS/OBLIGORS:
LINEAGE LOGISTICS, LLC
LINEAGE LOGISTICS PFS, LLC
LINEAGE LOGISTICS SCS, LLC
LINEAGE LOGISTICS SERVICES, LLC
LINEAGE MANUFACTURING, LLC
LINEAGE TRANSPORTATION, LLC
LINEAGE REDISTRIBUTION, LLC
LINEAGE FOODSERVICE SOLUTIONS, LLC,
NEW ORLEANS COLD STORAGE AND WAREHOUSE COMPANY LLC
NOCS SOUTH ATLANTIC COLD STORAGE & WAREHOUSE, LLC
NOCS WEST GULF, LLC,
LINEAGE AUS RE HOLDINGS, LLC
each a Delaware limited liability company

By:
Name: Michelle Domas
Title: Treasurer

LINEAGE CUSTOMS BROKERAGE, LLC
a Washington limited liability company

Lineage Logistics, LLC        Note Purchase Agreement

By: Lineage Transportation Holdings, LLC, a Delaware limited liability company, its sole member

By:
Name: Michelle Domas
Title: Treasurer

LINEAGE LOGISTICS AFS, LLC,
a Delaware limited liability company

By: Preferred Freezer Holdings, Inc.,
a Delaware corporation, its sole member

By:_______________________________
Name: Michelle Domas
Title: Treasurer

LINEAGE LOGISTICS HCS, LLC
a Delaware limited liability company

By: Henningsen Cold Storage Co., LLC, a Delaware limited
liability company, its sole member

By:_______________________________
Name: Michelle Domas
Title: Treasurer

PREFERRED FREEZER LOGISTICS, LLC,
a New Jersey limited liability company

By: _______________________________
Name: Michelle Domas
Title: Treasurer

Lineage Logistics, LLC        Note Purchase Agreement

Executed by each of: Emergent Cold Bidco Pty Ltd Emergent Cold Midco 3 Pty Ltd. Emergent Cold Pty Ltd Lineage AUS TRS Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by:

Director signature	Director/Secretary signature
JEFFREY ERNEST HOGARTH	MICHAEL JOSEPH MCCLENDON
Director full name (BLOCK LETTERS)	Director/Secretary full name (BLOCK LETTERS)

xc

Lineage Logistics, LLC        Note Purchase Agreement

LINEAGE LOGISTICS NEW ZEALAND (NZ Company Number: 1232) By:
_______________________________ Signature of Director	___________________________________ Signature of Director

JEFFREY ERNEST HOGARTH Name of Director	MICHAEL JOSEPH MCCLENDON Name of Director

LINEAGE NZ TRS LIMITED (NZ Company Number: 7967497) By:
_______________________________ Signature of Director	___________________________________ Signature of Director

JEFFREY ERNEST HOGARTH Name of Director	MICHAEL JOSEPH MCCLENDON Name of Director

xci

Lineage Logistics, LLC        Note Purchase Agreement

For and on behalf of

Lineage Danish Bidco ApS

Name: Jason E. Burnett Title: Special Attorney

xcii

Lineage Logistics, LLC        Note Purchase Agreement

Lineage Norway Holdings I AS

By:
Name: Jason E. Burnett
Title: Attorney in fact / board member

xciii

Lineage Logistics, LLC        Note Purchase Agreement

LINEAGE DUTCH BIDCO B.V.

By:    Jason E. Burnett
Title:    Authorised signatory

LINEAGE DUTCH COÖPERATIEF U.A.

By:    Jason E. Burnett
Title:    Authorised signatory

LINEAGE TREASURY EUROPE B.V.

By:    Jason E. Burnett
Title:    Authorised signatory

xciv

Lineage Logistics, LLC        Note Purchase Agreement

For and on behalf of Lineage UK T&F Holdings Limited

Name: Jason E. Burnett
Title: Director

xcv

Lineage Logistics, LLC        Note Purchase Agreement

SIGNED for and on behalf of	)
LINEAGE UK HOLDINGS LIMITED	) )
a company incorporated in Guernsey, acting by Jason E. Burnett who, in accordance with the laws of that territory, is acting under the authority of the company	) ) ) Director ) )

xcvi

Lineage Logistics, LLC        Note Purchase Agreement

LINEAGE LOGISTICS ORS LTD.

Name:
Title:

LINEAGE LOGISTICS ORS TRS LP,
by its general partner: LINEAGE LOGISTICS ORS TRS GP, LTD.

Name:
Title:

xcvii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
The Lincoln National Life Insurance Company
By: Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

By:
Name:
Title:

xcviii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Pension Insurance Corporation plc
By: Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

By:
Name:
Title:

xcix

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Massachusetts Mutual Life Insurance Company
By: Barings LLC as Investment Adviser

By: _____________________________________
Name:
Title:

C.M. Life Insurance Company
By: Barings LLC as Investment Adviser

By: _____________________________________
Name:
Title:

Brighthouse Life Insurance Company
By: Brighthouse Services, LLC, as adviser
By: Barings LLC as Investment Adviser

By: _____________________________________
Name:
Title:

c

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Allianz Life Insurance Company of North America
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:
Name:
Title:

Allianz Global Risks US Insurance Company
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:
Name:
Title:

Allianz ALD Fonds
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:
Name:
Title:

Allianz VKRenten Direkt Fonds
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:
Name:
Title:
ci

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
New York Life Insurance Company

By:
Name:
Title:

New York Life Insurance and Annuity Corporation
BY: NYL Investors LLC, its Investment Manager

By:
Name:
Title:

cii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Catastrophe Reinsurance Company
Garrison Property & Casualty Insurance Company
United Services Automobile Association
USAA Casualty Insurance Company
USAA General Indemnity Company
USAA Life insurance Company
The Doctors Company, An Interinsurance Exchange
Hospitals Insurance Company, Inc.
USAA Life Insurance Company of New York
By:    BlackRock Financial Management, Inc., as investment manager

By:
Name:
Title:

Humana Insurance Company
Humana Medical Plan, Inc.
By:    BlackRock Financial Management, Inc. Its Investment Manager

By:
Name:
Title:

ciii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Equitable Financial Life Insurance Company

By:
Name:
Title:

Equitable Financial Life Insurance Company of America

By:
Name:
Title:

civ

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Athene Annuity and Life Company
By: Apollo Insurance Solutions Group LLC, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner

By:
Name:    Joseph D. Glatt
Title:    Vice President

cv

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Security Life Of Denver Insurance Company
Corporate Solutions Life Reinsurance Company
Voya Retirement Insurance And Annuity Company
Compsource Mutual Insurance Company
Standard Guaranty Insurance Company
American Security Insurance Company
Consumer Program Administrators, Inc.
United Service Protection Corporation
Virginia Surety Company, Inc.
American Bankers Insurance Company Of Florida
Federal Warranty Service Corporation
Brighthouse Life Insurance Company
Sfm Mutual Insurance Company
Shelter Mutual Insurance Company
Shelter Life Insurance Company
Shelter Reinsurance Company
By: Voya Investment Management Co. LLC, as Agent

By: _____________________________________
Name:
Title:

NN Life Insurance Company Ltd.
By: Voya Investment Management LLC, as Attorney in fact

By: _____________________________________
Name:
Title:

cvi

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Transamerica Financial Life Insurance Company
By: AEGON USA Investment Management, LLC, its investment manager

By:
Name:    Josh Prieskorn
Title:    Vice President

Transamerica Life Insurance Company
By: AEGON USA Investment Management, LLC, its investment manager

By:
Name:    Josh Prieskorn
Title:    Vice President

Transamerica Life (Bermuda) LTD
By: AEGON USA Investment Management, LLC, its investment manager

By:
Name:    Josh Prieskorn
Title:    Vice President

cvii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.

Verso Corporation
By: AEGON USA Investment Management, LLC, its investment manager

By:
Name:    Josh Prieskorn
Title:    Vice President

AEGON USA Investment Management Collective Investment Trust
By: AEGON USA Investment Management, LLC, its investment manager

By:
Name:    Josh Prieskorn
Title:    Vice President

cviii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Principal Life Insurance Company

By: Principal Global Investors, LLC
    a Delaware limited liability company,
    its authorized signatory

By:
Name:
Title:

By:
Name:
Title:

cix

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Navigators Insurance Company
Hartford Accident and Indemnity Company
Hartford Life and Accident Insurance Company
By: Hartford Investment Management Company, their investment manager

By:
Name:
Title:

The Hartford Retirement Plan Trust for U.S. Employees
By: Hartford Investment Management Company, their investment manager

By:
Name:
Title:

cx

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Thrivent Financial for Lutherans

By:
Name:    Martin Rosacker
Title:    Managing Director

cxi

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
The Guardian Life Insurance Company of America

By:
Name:
Title:

cxii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Industrial Alliance Insurance and Financial Services Inc.

By:
Name:
Title:

By:
Name:
Title:

cxiii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Farm Credit Mid-America PCA

By:
Name:
Title:

cxiv

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Farm Credit Services of America, PCA

By:
Name:
Title:
cxv

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Ensign Peak Advisors, Inc.

By:
Name:    Matthew D. Dall
Title:    Head of Credit Research

Clifton Park Capital Management, LLC

By:
Name:    Matthew D. Dall
Title:    Head of Credit Research

cxvi

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
CUMIS Insurance Society, Inc.
By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:
Name:    Stan J. Aartsen
Title:    Managing Director, Investments

CMFG Life Insurance Company
By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:
Name:    Stan J. Aartsen
Title:    Managing Director, Investments

cxvii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
UnitedHealthcare Insurance Company
GBU Financial Life
Guarantee Trust Life Insurance Company
ProAssurance Casualty Company
Unity Financial Life Insurance Company
BetterLife
Catholic United Financial
Trinity Universal Insurance Company
Securian Life Insurance Company
Minnesota Life Insurance Company

By: Securian Asset Management, Inc.

By:
Name:
Title:
cxviii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
The Continental Insurance Company

By:
Name:
Title:

Continental Casualty Company

By:
Name:
Title:
cxix

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Nassau Life Insurance Company
By: Nassau Asset Management LLC
Its: Investment Manager

By:
Name:
Title:
cxx

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
State of Wisconsin Investment Board

By:
Name:
Title:
cxxi

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Woodmen of the World Life Insurance Society

By:
Name:    Shawn Bengtson
Title:    Vice President & Chief Investment Officer

By:
Name:    Dean R. Holdsworth
Title:    Director – Mortgage and Real Estate Investment

cxxii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Ameritas Life Insurance Corp.
By: Ameritas Investment Partners Inc., as Agent

By:
Name:    Tina Udell
Title:    Vice President & Managing Director

cxxiii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
United of Omaha Life Insurance Company

By:
Name:
Title:

Mutual of Omaha Insurance Company

By:
Name:
Title:

cxxiv

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
The Ohio National Life Insurance Company

By:
Name:    Brenda Kalb
Title:    Vice President

Ohio National Life Assurance Corporation

By:
Name:    Brenda Kalb
Title:    Vice President

cxxv

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Standard Insurance Company

By:
Name:    Chris Beaulieu
Title:    VP, Individual Annuities & Investments

cxxvi

Lineage Logistics, LLC        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Assurity Life Insurance Company

By:
Name:    Victor Weber
Title:    Senior Director – Investments

cxxvii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Country Life Insurance Company

By:
Name:
Title:

Country Mutual Insurance Company

By:
Name:
Title:

cxxviii

Lineage Logistics, LLC        Note Purchase Agreement

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Southern Farm Bureau Life Insurance Company

By:
Name:
Title:

ACTIVE 701848693v1
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Defined Terms
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 25% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement.
“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.
“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.
“Anti-Terrorism Laws” means any Requirement of Law related to terrorism financing, economic sanctions or money laundering, including: 18 U.S.C. §§ 1956 and 1957; The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820b and 1951-1959), as amended by the Patriot Act, and their implementing regulations; the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended), the International Emergency Economic Powers Act (50 U.S.C. § 1701 et seq., as amended), Executive Order 13224 (effective September 24, 2001), and their implementing regulations and including Canadian Anti-Money Laundering & Anti-Terrorism Legislation.
“Applicable Currencies” means: (a) with respect to the Notes, US Dollars, Sterling and Euros, as applicable to the relevant Notes and (b) with respect to any Swapped Notes, US Dollars or Canadian Dollars, as applicable, in the case of any Make-Whole Amount, Modified Make-Whole Amount and Swap Breakage Amount in respect of such Swapped Notes.
“Applicable EBITDA” means with respect to any Real Property that is (x) owned or ground leased by ~~Holdings~~Parent Company or any Subsidiary or (y) a Leased Asset, as of any date of determination, an amount equal to the portion of EBITDA attributable to such Real Property for the most recently ended period of four (4) consecutive fiscal quarters.
“Australian Obligor” means an Obligor that is incorporated under the laws of the Commonwealth of Australia.
Schedule A
(to Note Purchase Agreement)
ACTIVE 701848693v1
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“Australian PPSA” means the Personal Property Securities Act 2009 (Cth) of the Commonwealth of Australia.
“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 USC §§ 101 et seq., as amended, or any similar federal or state law for the relief of debtors.
“Business Day” means:
(a) for the purposes of Section 8.8(a) only, in respect of any determination of the Reinvestment Yield with respect to (i) any Non-Swapped Notes denominated in US Dollars, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, (ii) any Non-Swapped Notes denominated in Sterling, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or London, England are required or authorized to be closed and (iii) any Non-Swapped Notes denominated in Euro, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed or any day which is not a TARGET Day;
(b)for the purposes of Section 8.8(b) only, in respect of any determination of the Reinvestment Yield with respect to (i) any Swapped Notes relating to a Swap Agreement with respect to an exchange of US Dollars for Euros or Sterling, as applicable, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed and (ii) any Swapped Notes relating to a Swap Agreement with respect to an exchange of Canadian Dollars for Euros or Sterling, as applicable, any day other than a Saturday, a Sunday or a day on which commercial banks in Toronto, Canada are required or authorized to be closed;
(c)for purposes of any date for payment of Notes denominated in US Dollars, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed;
(d)for purposes of any date for payment of Notes denominated in Euro (other than any Swapped Note for which the holder has entered into a Swap Agreement to receive Canadian Dollars, as described on the Purchaser Swap Schedule), any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed or any day which is not a TARGET Day;
(e)for purposes of any date for payment of Notes denominated in Sterling (other than any Swapped Note for which the holder has entered into a Swap Agreement to receive Canadian Dollars, as described on the Purchaser Swap Schedule), any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or London, England are required or authorized to be closed;

(f)for purposes of any date for payment of Notes denominated in Euro that are Swapped Notes for which the holder has entered into a Swap Agreement to receive Canadian Dollars (as described on the Purchaser Swap Schedule), any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Toronto, Canada are required or authorized to be closed or any day which is not a TARGET Day;
(g)for purposes of any date for payment of Notes denominated in Sterling that are Swapped Notes for which the holder has entered into a Swap Agreement to receive Canadian Dollars (as described on the Purchaser Swap Schedule), any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, London, England or Toronto, Canada are required or authorized to be closed; and
(h)for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Amsterdam, the Kingdom of the Netherlands are required or authorized to be closed.
“Canadian Obligor” means an Obligor that is incorporated or formed under the laws of the Province of Ontario, Canada.
~~“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations at any time shall be the capitalized amount thereof determined in accordance with GAAP.~~
“Canadian Anti-Money Laundering & Anti-Terrorism Legislation” means, collectively, Parts II.1 and XII.2 of the Criminal Code, R.S.C. 1985, c. C-46, the Proceeds of Crime Act and the United Nations Act, R.S.C. 1985, c. U-2 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al Qaida and Taliban Regulations promulgated under the United Nations Act.
“Canadian Blocked Person” means any Person that is a “designated person”, “politically exposed foreign person” or “terrorist group” as described in any Canadian Economic Sanctions and Export Control Laws.
“Canadian Defined Benefit Plan” means a Canadian Pension Plan that contains a “defined benefit provision” as such term is defined in Section 147.1(1) of the Income Tax Act (Canada).

“Canadian Economic Sanctions and Export Control Laws” means any Canadian laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures, including the Special Economic Measures Act (Canada), the United Nations Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), Part II.1 of the Criminal Code (Canada) and the Export and Import Permits Act (Canada), and any related regulations.
“Canadian Pension Event” means (a) the filing by a Group Member of a notice of intent to terminate in whole or in part a Canadian Defined Benefit Plan or the treatment of a Canadian Pension Plan amendment filed by a Group Member as a termination or partial termination; or (b) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Canadian Defined Benefit Plan that is sponsored or administered by a Group Member; or (c) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any Canadian Defined Benefit Plan that is sponsored or administered by a Group Member.
“Canadian Pension Legislation” means applicable pension standards laws of any jurisdiction in Canada, such as the Pension Benefits Act (Ontario) and any similar provincial or federal legislation.
“Canadian Pension Plan” means a pension plan that is subject to Canadian Pension Legislation and that is either (a) maintained or sponsored by a Group Member for employees in Canada or (b) maintained pursuant to a collective bargaining agreement, or other arrangement under which more than one employer makes contributions and to which a Group Member is making, or accruing an obligation to make, contributions in respect of employees in Canada.
“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations at any time shall be the capitalized amount thereof determined in accordance with GAAP.
“Capitalization Rate” means (a) 6.5% for Real Property that is owned or subject to a ground lease and (b) 8.5% for Real Property that is a Leased Asset.
“Captive Insurance Subsidiary” means any Subsidiary of ~~Holdings~~Parent Company that is subject to regulation as an insurance company (or any Subsidiary thereof).
“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the government of the United States, Canada or England and Wales or issued by any agency thereof and backed by the full faith and credit of the United States, Canada or England and Wales, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits and bankers’ acceptances having maturities of 180 days or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof, the laws of Canada or any province or territory thereof, or the laws of England and Wales having combined capital and surplus and undivided profits of not less than $500,000,000; (c) commercial paper of an issuer maturing within 270 days from the date of acquisition and having, at such date of acquisition, the highest credit rating obtainable from S&P or Moody’s; and (d) fully collateralized repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities described in clause (a) above; (e) money market funds that (x) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (y) are rated AAA by S&P and Aaa by Moody’s and (z) have portfolio assets of at least $5,000,000,000; or (f) solely with respect to any Captive Insurance Subsidiary, any investment that a Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law.
“Cash Management ~~Banks~~Bank” means (a) a lender or the administrative agent or an Affiliate of a lender or the administrative agent under a Material Debt Facility at the time such services are entered into or (b) any financial institution or commercial bank permitted under the terms of the Material Debt Facility.
“Cash Management Services” means any of the following provided to an Obligor or any Subsidiary of an Obligor by a Cash Management Bank; provided Cash Management Services provided by a Cash Management Bank pursuant to clause (b) of the definition thereof, shall not exceed in the aggregate $25,000,000 at any time outstanding: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts, cash pooling services and interstate depository network services), (e) bank guarantees and letters of credit and (f) other cash management services.
“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code and the Treasury Regulations promulgated thereunder.
“Change in Control” means the occurrence of any of the following events:
(a)    at any time prior to the consummation of a Qualified IPO, the Investor shall, directly or indirectly, at any time collectively fail to own beneficially, directly or indirectly, voting Equity Interests representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings (determined on a fully diluted basis but without giving effect to contingent voting rights that have not yet vested); or
(b)    at any time after the consummation of a Qualified IPO, any “person” or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange

Act of 1934, but excluding any employee benefit plan of such Person and its subsidiaries and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Investor, acquires beneficial ownership of voting Equity Interests of any direct or indirect parent of the Company representing (A) more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of such direct or indirect parent entity (determined on a fully diluted basis but without giving effect to contingent voting rights that have not yet vested) and (B) more than the percentage of the aggregate ordinary voting power that is at the time beneficially owned, directly or indirectly, by the Investor, taken together (determined on a fully diluted basis but without giving effect to contingent voting rights that have not yet vested); or
(c)    Holdings ceases to own, beneficially and of record, one hundred percent (100%) of the issued and outstanding Equity Interests of (x) the Company and (y) each other Issuer except, in the case of clause (y), pursuant to a transaction or designation permitted under this Agreement.
“Change in Control Notice” is defined in Section 8.11(a).
“Closing” is defined in Section 3.
“CMBS Financing” means any loans or notes incurred by or issued to ~~Holdings or certain~~Parent Company or any of its Subsidiaries as borrowers under commercial mortgage-backed securities financing transactions from time to time.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder from time to time.
“Company” is defined in the first paragraph of this Agreement.
“Compliance Certificate” is defined in Section 7.2.
“Confidential Information” is defined in Section 21.
“Contractual Obligation” means as to any Person, any provision of any security issued by such Person or of any legally binding contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sales contract, mortgage, license, franchise agreement, binding commitment or other arrangement, whether written or oral, to which such Person is a party or by which it or any of its property is bound (in each case other than this Agreement).
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the term “Controlled” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Obligors and any of their or the Obligors’ respective Controlled Affiliates and (b) if the Obligors have a parent company, such parent company.
“Danish Obligor Affiliate” means an Obligor Affiliate incorporated in Denmark.
“DBRS” means DBRS Limited, and any successor to its rating agency business.
“Debtor Relief ~~Law~~Laws” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada) and all other liquidation, conservatorship, bankruptcy, concurso mercantil, assignment for the benefit of creditors, moratorium, rearrangement, receivership, administration, insolvency, dissolution, judicial management, reorganization, or similar debtor relief laws of the United States of America, Canada or other applicable jurisdictions from time to time in effect.
“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
“Default Rate” means that rate of interest per annum that is the greater of (a) 2.0% above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2.0% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.
“Designated Rating Agency” means DBRS, Fitch Ratings, S&P, Moody’s and Kroll.
“Development Property” means as of any date of determination, Real Property acquired or otherwise held for development or redevelopment on which the improvements related to the development or redevelopment have not been completed on such date; provided that such Real Property shall cease to be a Development Property, and shall thereafter be considered a “Stabilized Property”, upon the first to occur of (a) the date that is six full fiscal quarters following substantial completion (including issuance of a temporary or permanent certificate of occupancy for the improvements under construction permitting the use and occupancy for their regular intended uses) of such Real Property, and (b) the first day of the first fiscal quarter following the date on which such Development Property has achieved an Occupancy Rate of at least 85%. For avoidance of doubt, any Real Property that is not (and has never been) a Development Property shall be considered a “Stabilized Property” from the first day of the first fiscal quarter following the date on which such Real Property has achieved an Occupancy Rate of at least 85%, and vacant land adjacent to and forming part of a Stabilized Property may become a Development Property if, as of any date of determination, the same is being developed with a new, improved or expanded facility. Similarly, a Stabilized Property may become a Development Property if, as of the date of determination, the same is being replaced, restored, remodeled or rebuilt where the purpose and effect of such work is to provide a functionally new, improved or expanded facility.

“Disclosure Documents” is defined in Section 5.3.
“Disposition” means with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer, or other disposition thereof (in one transaction or in a series of transactions and whether effected pursuant to a division or otherwise). The terms “Dispose” and “Disposed of” shall have correlative meanings.
“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the date that is 91 days following the applicable Maturity Date at the time of the issuance of such Equity Interest; provided, however, that (i) only the portion of such Equity Interest which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be a Disqualified Equity Interest, (ii) if such Equity Interests are issued to any current or former employees or other service providers or to any plan for the benefit of employees, directors, officers, members of management or consultants (including any equity or incentive compensation or benefit plan) of ~~Holdings~~Parent Company or its subsidiaries or by any such compensation or plan to such current or former employees, other service providers, directors, officers, members of management or consultants, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by such Person in order to satisfy applicable statutory or regulatory obligations or as a result of such current or former employee’s, other service provider’s, director’s, officer’s, management member’s or consultant’s termination, death or disability, (iii) any class of Equity Interests of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Equity Interests shall not be deemed to be Disqualified Equity Interests, and (iv) Equity Interests will not constitute Disqualified Equity Interests solely because of provisions giving holders thereof the right to require repurchase or redemption upon an initial public offering, “asset sale” or “change of control” occurring prior to such date; or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to the date that is 91 days following the applicable Maturity Date at the time of the issuance of such Equity Interest.
“Dividing Person” has the meaning assigned to it in the definition of “Division.”
“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.
“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.
“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States, any State thereof, the District of Columbia, or any other jurisdiction within the United States.
“Dutch Obligor” means an Obligor that is organized under the laws of the Netherlands.
“EBITDA” means, with respect to ~~Holdings~~Parent Company and its consolidated Subsidiaries, for any period of four (4) consecutive fiscal quarters, earnings before interest, tax, depreciation, depletion and amortization calculated in accordance with GAAP, at all times excluding, without duplication, (i) impairment and other non-cash charges or gains including, for the avoidance of doubt, equity in earnings (but excluding any non-cash charge in respect of an item that was included in EBITDA in a prior period or any charges that result in a write-down or write-off of inventory and excluding amortization expense attributable to a prepaid cash item that was paid in a prior period), (ii) stock-based compensation expense, (iii) gains or losses from sales of previously depreciated assets, (iv) gains or losses from foreign exchange, (v) gains or losses from derivative instruments, (vi) gains or losses from the early extinguishment of indebtedness, (vii) severance and other non-recurring restructuring charges, (viii) transaction costs of acquisitions, dispositions, capital markets offerings, debt and equity financings and amendments thereto (in each case, whether or not consummated) not permitted to be capitalized pursuant to GAAP, (ix) other unusual, exceptional or extraordinary and non-recurring gains, losses, expenses or charges (whether or not classified as such under GAAP), (x) amounts accruing and/or payable pursuant to the terms of the Operating Agreement during such period and (xi) the amount of any minority interest expense attributable to minority interests of third parties in the positive income of any ~~non-Wholly-Owned~~non-Wholly Owned Subsidiary; provided, however, that notwithstanding anything to the contrary herein, for the purposes of determining the contribution to EBITDA of, or portion of EBITDA attributable to, any Real Property, any operating asset or any business managed or operated by ~~Holdings~~Parent Company or any Subsidiary thereof, (1) EBITDA shall equal rents and other revenues in respect of such asset, less, without duplication, (A) operating expenses in respect of such asset (exclusive of corporate-level general and administrative and other overhead expenses, impairment on intangibles and long-lived assets and depreciation, depletion and amortization expenses) and (B) cash rent expenses of operating, finance and ground leases in respect of such asset, and shall at all times exclude unusual, extraordinary or exceptional and non-recurring gains, losses, expenses or charges (whether or not classified as such under GAAP) and (2) solely for purposes of calculating Total Asset Value and Unencumbered Asset Value, in no event shall EBITDA of any such Real Property, operating asset or business determined pursuant to clause (1) be less than zero. All of the foregoing shall be adjusted to include the pro rata share of ~~Holdings~~Parent Company and its Subsidiaries on a consolidated basis of the net income or loss of all Joint Ventures for such period, determined and adjusted in the same manner as provided above in this definition with respect to the net income or loss of ~~Holdings~~Parent Company and its Subsidiaries on a consolidated basis.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.
“Eligibility Criteria” means Ground Leased Asset Eligibility Criteria, Leased Asset Eligibility Criteria or Owned Asset Eligibility Criteria, as applicable.
~~“Eligible Value” means as of any date of determination, with respect to each Real Property that is (x) owned or ground leased by Holdings or any Subsidiary or (y) a Leased Asset (i) the Applicable EBITDA with respect to such Real Property divided by (ii) the applicable Capitalization Rate.~~
“Eligible Ground Leased Assets” means any Real Property that satisfies the following criteria (collectively, the “Ground Leased Asset Eligibility Criteria”):
(a)    One hundred percent (100%) of such Real Property is ground leased directly or indirectly by one or more Qualified Asset Owners.
(b)    Such Real Property is a Stabilized Property, a Development Property, undeveloped land or a Newly Acquired Property.
(c)    Such Real Property (other than any Real Property that constitutes a Development Property or undeveloped land) is improved with one or more completed warehouse/distribution buildings that are used as dry and/or cold storage facilities and such improvements are owned or held pursuant to such ground lease by a Qualified Asset Owner with respect to such Real Property.
(d)    None of such leasehold interest or such improvements is directly or indirectly subject to any Lien or any Negative Pledge (other than (i) Liens and Negative Pledges created under this Agreement, and (ii) Permitted Encumbrances) and none of the Equity Interests directly or indirectly owned by Parent Company of any Qualified Asset Owner with respect to such Real Property (or, in each case, any income therefrom or proceeds thereof) is ~~directly or indirectly~~ subject to any Lien or any Negative Pledge (other than Permitted Equity Encumbrances or as permitted in the definition of “Negative Pledge”).
(e)    No event of default (i.e., after any applicable notice and cure period) has occurred and is continuing under the ground lease regarding such Real Property.
(f)    The lessor under the ground lease regarding such Real Property shall not have the unilateral right to terminate such ground lease prior to the expiration of the stated term of such ground lease absent the occurrence of any casualty, condemnation or default thereunder by any Qualified Asset Owner with respect to such Real Property.
(g)    The lessee under the ground lease has the right to sublease, mortgage and encumber (subject to customary terms and limitations) its interest in such Real Property without the consent of the lessor (provided that a provision that if a consent of such ground lessor is required, such consent is subject to either an express reasonableness standard or an objective financial standard for the transferee shall be deemed acceptable); provided, this clause (g) shall not apply to (i) the Real Property listed on Schedule 25 and (ii) such other Real Property as agreed by the administrative agent under the Principal Credit Facility in its reasonable discretion from time to time.
(h)    The ground lease regarding such Real Property has a remaining term (inclusive of any unexercised extension options as to which there is no condition precedent to the exercise thereof other than compliance of lessee with the terms of the applicable ground lease and the giving of a notice of exercise by the lessee) of 25 years or more from the date of relevant covenant calculation.
(i)    (i) Such Real Property (other than any Real Property that constitutes a Development Property or undeveloped land) is free of any material structural defects, and (ii) such Real Property is free of any material Environmental Liabilities and is in material compliance with all Environmental Laws.
For the avoidance of doubt, at any time that a Real Property does not satisfy each of the Ground Leased Asset Eligibility Criteria, such Real Property shall not constitute an Eligible Ground Leased Asset.
“Eligible Leased Assets” means any Real Property that satisfies the following criteria (collectively, the “Leased Asset Eligibility Criteria”):
(a)    Such Real Property is a Leased Asset and the lessee is one or more Qualified Asset Owners.
(b)    Such leasehold interest is not directly or indirectly subject to any Lien or any Negative Pledge (other than (i) Liens and Negative Pledges created under this Agreement and (ii) Permitted Encumbrances) and none of the Equity Interests directly or indirectly owned by Parent Company of any Qualified Asset Owner with respect to such Real Property (or, in each case, any income therefrom or proceeds thereof) is ~~directly or indirectly~~ subject to any Lien or any Negative Pledge (other than Permitted Equity Encumbrances or as permitted in the definition of “Negative Pledge”).
(c)    No event of default (i.e., after any applicable notice and cure period) has occurred and is continuing under the operating lease regarding such Real Property.
(d)    The lessor under the operating lease regarding such Real Property shall not have the unilateral right to terminate such operating lease prior to the expiration of the stated term of such operating lease absent the occurrence of any casualty, condemnation or default thereunder by any Qualified Asset Owner with respect to such Real Property.

For the avoidance of doubt, at any time that a Real Property does not satisfy each of the Leased Asset Eligibility Criteria, such Real Property shall not constitute an Eligible Leased Asset.
“Eligible Owned Asset” means any Real Property that satisfies the following criteria (collectively, the “Owned Asset Eligibility Criteria”):
(a)     (i) One hundred percent (100%) of such Real Property is owned in fee simple by one or more Qualified Asset Owners or (ii) such Real Property satisfies the Ground Leased Asset Eligibility Criteria (other than clause (h) of that definition, whereby for the purposes of this definition the requirement shall be that there shall be not less than ninety-nine (99) years from the date of relevant covenant calculation).
(b)     Such Real Property is a Stabilized Property, a Development Property, undeveloped land or a Newly Acquired Property.
(c)     (i) Such Real Property (other than any Real Property that constitutes a Development Property or undeveloped land) is free of any material structural defects, and (ii) such Real Property is free of any material Environmental Liabilities and is in material compliance with all Environmental Laws.
(d)     Such Real Property (other than any Real Property that constitutes a Development Property or undeveloped land) is improved with one or more completed warehouse/distribution buildings that are used as dry and/or cold storage facilities.
(e)     Such Real Property (and any income therefrom or proceeds thereof) is not directly or indirectly subject to any Lien or any Negative Pledge (other than (i) Liens and Negative Pledges created under this Agreement and (ii) Permitted Encumbrances) and none of the Equity Interests directly or indirectly owned by Parent Company of any Qualified Asset Owner with respect to such Real Property (or, in each case, any income therefrom or proceeds thereof) is ~~directly or indirectly~~ subject to any Lien or any Negative Pledge (other than Permitted Equity Encumbrances or as permitted in the definition of “Negative Pledge”).
For the avoidance of doubt, at any time that a Real Property does not satisfy each of the Owned Asset Eligibility Criteria, such Real Property shall not constitute an Eligible Owned Asset.
“Eligible Value” means as of any date of determination, with respect to each Real Property that is (x) owned or ground leased by Parent Company or any Subsidiary or (y) a Leased Asset (i) the Applicable EBITDA with respect to such Real Property divided by (ii) the applicable Capitalization Rate.
“Environmental Laws” means any and all foreign, federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, judgments,

notices or binding agreements issued by or entered into with any Governmental Authority, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning pollution, air emissions, the management, use or Release of Materials of Environmental Concern or protection of human health (to the extent such relates to Materials of Environmental Concern) or the environment, as now or may at any time hereafter be in effect.
“Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages, monitoring and remediation costs and reasonable fees and expenses of attorneys and consultants), whether contingent or otherwise, including those arising out of or relating to: (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, recycling, disposal (or arrangement for such activities) of any Materials of Environmental Concern, (c) exposure to any Materials of Environmental Concern, (d) the presence or release of any Materials of Environmental Concern or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Obligors, is treated as a single employer under Section 414(b) or (c) of the Code and, for purposes of provisions relating to Section 412 of the Code, any member of an affiliated service group within the meaning of Section 414(m) or 414(o) of the Code.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the failure of any Obligor or any ERISA Affiliate to satisfy the “minimum funding standard” with respect to a Plan within the meaning of Section 412 of the Code or Section 302 or 303 of ERISA, as applicable, or the failure of any Obligor or any ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA with respect to a Plan or the failure of any Obligor or any ERISA Affiliate to make any required contribution to a Multiemployer Plan, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by any Obligor or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or the complete withdrawal or partial withdrawal (within the meanings of Sections 4203 and

4205 of ERISA) of any Obligor or any ERISA Affiliate from any Multiemployer Plan, (~~d~~e) the occurrence of a non-exempt “prohibited transaction” with respect to which any Obligor or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) which could result in the incurrence by any Obligor or any of the Subsidiaries of any material liability, (~~e~~f) the receipt by any Obligor or any ERISA Affiliate of notice from any Multiemployer Plan (1) imposing any withdrawal liability on any Obligor or any ERISA Affiliate, (2) notifying any Obligor or any ERISA Affiliate that such Multiemployer Plan is, or is expected to be, in “insolvency” pursuant to Section 4245 of ERISA, if applicable or (3) notifying any Obligor or any ERISA Affiliate that such Multiemployer Plan is, or is expected to be, in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA, if applicable), or (~~f~~g) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA, if applicable).
“EUR Issuer” is defined in the first paragraph of this Agreement.
“Euro” or “€” means the single currency unit of the member States of the European Community that adopt or have adopted the Euro as their lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.
“Event of Default” is defined in Section 11.
“Excluded Subsidiary” means a Subsidiary that is (a) a CFC or FSHCO, (b) a Subsidiary of a CFC or FSHCO, (c) any other Foreign Subsidiary or (d) a Domestic Subsidiary of a Foreign Subsidiary, and in each case does not provide a Guarantee of Indebtedness obligations of a United States Person.
“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.
“Financial Covenants” means the financial covenants set forth in Section 10.5.
“First Amendment” means the First Amendment dated September 9, 2022, to the Note Purchase Agreement dated August 20, 2021, by and among the Company, Holdings, the EUR Issuer and each of the other obligors from time to time party thereto and the holders of the notes issued thereunder from time to time party thereto.
“Fitch Ratings” means Fitch Ratings, Inc., and any successor to any of the foregoing.
“Fixed Charges” means for any period, an amount equal to the sum of (i) Interest Expense, plus (ii) regularly scheduled installments (whether or not paid) of principal payable with respect to Total Indebtedness (excluding scheduled balloon principal payments due on maturity of any such Indebtedness and including ~~Holdings’s~~Parent Company’s pro rata share thereof for Joint Ventures), plus (iii) the amount of dividends or distributions actually paid or required to be paid by any of ~~Holdings~~Parent Company and its Subsidiaries in cash to any third party during such period in respect of its preferred capital stock but excluding redemption payments or repurchases or charges in connection with the mandatory final redemption or repurchase in whole of any preferred capital stock plus (iv) all income tax payments with respect to the taxable REIT Subsidiaries of ~~Holdings~~Parent Company and the Company (including Foreign Subsidiaries).
“Foreign Currency Note” means any Note issued in Euros or Sterling.
“Foreign Joint and Several Enforcement Costs” is defined in Section 24.4.
“Foreign Obligor” means the EUR Issuer and the Foreign Obligor Affiliates.
“Foreign Obligor Affiliate” means any Obligor Affiliate that is not a US Obligor Affiliate.
“Foreign Obligor Affiliate Indebtedness” is defined in Section 24.2.
“Foreign Obligor Affiliate Obligations” is defined in Section 24.2.
“Foreign Subsidiary” means any Subsidiary of ~~Holdings~~Parent Company other than a Domestic Subsidiary.
“FSHCO” means (a) any Subsidiary all or substantially all of the assets of which consists of Equity Interests (or Equity Interests and Indebtedness) of one or more CFCs or other FSHCOs, and (b) any Subsidiary treated as a disregarded entity for U.S. federal income tax purposes that holds Equity Interests (or Equity Interests and Indebtedness) of one or more CFCs or other FSHCOs.
“GAAP” means generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 10.5, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 5.5. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Company and the Required Holders agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Company’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Company and the Required Holders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting

Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.
“Governing Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), including in the case of corporations (sociedades anónimas) incorporated under the laws of Mexico, the articles of incorporation and bylaws (acta constituiva and estatutos sociales), (b) with respect to any limited liability company, the certificate or articles of incorporation, formation or organization and operating agreement, the company constitution or memorandum and articles of association (including in the case of a limited liability company organized under the laws of Mexico, the acta constitutiva and estatutos sociales), and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Governmental Authority” means any nation or government, any state or local, provincial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank, supranational organization or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).
“Ground Leased Asset Eligibility Criteria” has the meaning specified in the definition of “Eligible Ground Leased Assets”.
“Group Members” means the collective reference to ~~Holdings~~Parent Company and its Subsidiaries.
“Guarantee Obligation” means as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.
“Guaranty”, “Guaranteed”, or to “Guarantee” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:
    (a)    to purchase such indebtedness or obligation or any property constituting security therefor;
    (b)    to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;
    (c)    to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or
    (d)    otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.
In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.
“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 18.2 and 19 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Holdings” is defined in the first paragraph of this Agreement.
“Immaterial Subsidiary” means any Subsidiary of ~~Holdings~~Parent Company that on a consolidated basis with its respective Subsidiaries and treated as if all such Subsidiaries and their respective Subsidiaries were combined and consolidated as a single Subsidiary, holds assets that constitute less than 7.5% of Total Asset Value.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (A) accounts payable incurred in the ordinary course of business, (B) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP (excluding disclosure on the notes and footnotes thereto) and if not paid after becoming due and payable, (C) obligations in respect of employment and consulting services, and (D) deferred obligations under any management services agreement, deferred rent obligations, taxes and compensation and any pension-related or post-employment liabilities), (e) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (valued in the case of this clause (e) at the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) if such Indebtedness is non-recourse, the fair market value of the property encumbered thereby as determined by such Person in good faith), (f) all guarantees by such Person of Indebtedness of others (except for guarantees of exceptions to non-recourse liabilities), (g) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, and (h) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
“INHAM Exemption” is defined in Section 6.2(e).
“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
“Intercreditor Agreement” means the Intercreditor Agreement, dated as of August 20, 2021, entered into between the Purchasers and the administrative agent, on behalf of the lenders, under the Principal Credit Facility and any Additional Creditors (as defined therein) that from time to time accede thereto.

“Interest Expense” means for any period, an amount equal to the sum of the following with respect to Total Indebtedness: (i) total interest expense, accrued in accordance with GAAP plus (ii) all capitalized interest determined in accordance with GAAP (including in the case of (i) and (ii), ~~Holdings’s~~Parent Company’s pro rata share thereof for Joint Ventures), and excluding non-cash amortization or write-off of deferred financing costs or debt discount (including ~~Holdings’s~~Parent Company’s pro rata share thereof for Joint Ventures).
“Investment” means (a) any purchase or other acquisition for value by any Obligor or any of its Subsidiaries of, or of a beneficial interest in, any of the Equity Interests of any other Person; (b) any purchase or other acquisition for value by any Obligor or any of its Subsidiaries from any Person of all or a substantial portion of the business, property or fixed assets of such Person or any division or line of business or other business unit of such Person; and (c) any loan, advance or capital contributions by any Obligor or any of its Subsidiaries to, or Guarantee Obligations with respect to any obligations of, any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. For purposes of covenant compliance, the amount of any Investment shall be the outstanding amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Investor” means (a) BG Lineage Holdings, LLC (formerly BG LLH, LLC), a Delaware limited liability company, Parent Company, Lineage ~~Growth Properties, Inc., a Maryland corporation, BG LLH Intermediate~~OP, LLH MGMT Profits, LLC, a Delaware limited liability company, LLH MGMT Profits~~, LLC, a Delaware limited liability company, LLH MGMT Profits~~  II, LLC, a Delaware limited liability company and BG Maverick, LLC, a Delaware limited liability company, or (b) any other Person that is managed and controlled by any of Bay Grove Management Company, LLC, a Delaware limited liability company, Bay Grove Capital Group, LLC, a Delaware limited liability company, any other Affiliate of Bay Grove Management Company, LLC or Bay Grove Capital Group, LLC, BG ~~LLH~~Lineage Holdings, LLC~~,~~ (formerly BG LLH ~~Intermediate~~, LLC), Lineage ~~Growth Properties, Inc.~~OP, Parent Company, LLH MGMT Profits, LLC, LLH MGMT Profits II, LLC and/or BG Maverick, LLC.
“Issuer” is defined in the first paragraph of this Agreement.
“Joinder Agreement” means a joinder agreement in the form attached as Schedule 2.
“Joint Ventures” means any unconsolidated joint ventures of ~~Holdings~~Parent Company and its consolidated Subsidiaries.
“Kroll” means Kroll Bond Rating Agency, LLC, and any successor to its rating agency business.
“Lamb Weston Mortgage” means the second ranking deed of mortgage dated 25 August 2017 between Lineage Bergen op Zoom B.V. as mortgagor and the Lamb Weston entities as mortgagees in respect of a mortgage over the parcels of land, locally known as Blankenweg 2 and 4 in Bergen op Zoom, cadastrally known as municipality of Bergen op Zoom, section I, number 712, 713 and 775 or any replacement of that right of mortgage.
“Leased Asset” means any Real Property that operates as a ~~dry and/or cold storage~~warehouse/distribution facility or is Development Property or undeveloped land and that is leased by ~~Holdings~~Parent Company or a Subsidiary thereof pursuant to a lease (other than a ground lease) with a remaining term (including any unexercised extension options at the option of the tenant) of not less than 10 years from the date of relevant covenant calculation and otherwise on market terms (as determined by the Company in good faith).
“Leased Asset Eligibility Criteria” has the meaning specified in the definition of “Eligible Leased Assets”.
“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.
“Lien” means any mortgage, pledge, hypothecation, assignment, assignment by way of security, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing); provided, that, in no event shall an operating lease be deemed to be a Lien and in no event shall a Lien include a “security interest” as defined in section 12(3) of the Australian PPSA or section 17(1)(b) of the New Zealand Personal Property Securities Act that in each case does not in substance secure the payment or performance of an obligation.
“Lineage OP” means Lineage OP, LP, a Maryland limited partnership.
“Maintenance Capital Expenditures” means for any period, all capital expenditures actually made in cash by ~~Holdings~~Parent Company and its consolidated Subsidiaries (and the pro rata share of capital expenditures made in cash by Joint Ventures) during such period for the maintenance of capital assets of such Person, excluding capital expenditures for modernization and in any event excluding any capital expenditures for expansions.
“Make-Whole Amount” is defined in Section 8.8.
“Material” means material in relation to the business, assets, property or financial condition of the Company and its Subsidiaries taken as a whole.
“Material Acquisition” means any individual Permitted Acquisition or a series of Permitted Acquisitions (whether by direct purchase, merger or otherwise and whether in one or more related transactions) within a four fiscal quarter period by ~~Holdings~~Parent Company or any of its Subsidiaries in which the purchase price of the assets acquired (on a cumulative basis since the Closing Date or the beginning of such four fiscal quarter period, as applicable) exceeds an amount equal to 10% of Total Asset Value as of the last day of the most recently ended fiscal quarter for which financial statements are available.
“Material Adverse Effect” means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (a) the business, assets, property or financial condition of ~~Holdings~~Parent Company, the Company and their subsidiaries taken as a whole, or (b) the validity or enforceability of this Agreement or the Notes.
“Material Debt Facility” means, as to the Obligors and their Subsidiaries,
    (a)    the Principal Credit Facility; and
    (b)    any note purchase agreement or similar document, instrument or agreement executed in connection with a private placement debt financing, regardless of the principal amount outstanding thereunder from time to time, in each case including any renewals, refinancings and replacements thereof.
“Material Indebtedness” means, as to any Group Member, indebtedness for borrowed money in excess of $10 million.
“Material Subsidiary” means any Subsidiary of ~~Holdings~~Parent Company other than an Immaterial Subsidiary.
“Materials of Environmental Concern” means any substances, materials or wastes defined in or regulated under any Environmental Law, including any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, asbestos, anhydrous ammonia, ozone-depleting substances, polychlorinated biphenyls and urea-formaldehyde insulation.
“Maturity Date” is defined in the first paragraph of each Note.
“Memorandum” is defined in Section 5.3.
“Modified Make-Whole Amount” is defined in Section 8.8.
“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 3(37) or Section 4001(a)(3) of ERISA and in respect of which the Obligors or any ERISA Affiliate is an “employer” as defined in Section 3(5) of ERISA, which for the avoidance of doubt shall not include any Canadian Pension Plan.
“NAIC” means the National Association of Insurance Commissioners.

“ NAIC Annual Statement” is defined in Section 6.2(a).
“Negative Pledge” means with respect to a given asset, any provision of a document, instrument or agreement (other than this Agreement) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that any provision of a document, instrument or an agreement that either (a) conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios or financial tests (including any financial ratio such as a maximum ratio of unsecured debt to unencumbered assets) that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) requires the grant of a Lien to secure Unsecured Indebtedness if a Lien is granted to secure ~~other~~obligations under the Notes, Cash Management Services or Swap Contracts or other Unsecured Indebtedness of such Person, shall not constitute a “Negative Pledge”; provided, however, no restriction under a CMBS Financing, mortgage financing or other financing on the pledge of Equity Interest in the direct or indirect parent of a Qualified Asset Owner, Group Member (other than a Qualified Asset Owner) or Obligor (other than a Qualified Asset Owner) shall be considered a “Negative Pledge”.
“Newly Acquired Property” means as of any date, a Real Property (other than a Development Property or undeveloped land), that has been owned or ground leased or leased by ~~Holdings~~Parent Company or a Subsidiary for less than four full fiscal quarters as of such date.
“Newly Stabilized Property” means as of any date, a Real Property owned or ground leased or leased by ~~Holdings~~Parent Company or a Subsidiary that has been a Stabilized Property for less than four full fiscal quarters as of such date.
“Non-Recourse Indebtedness” means (a) with respect to a Person, Indebtedness in respect of which recourse for payment (except for exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants and other exceptions to nonrecourse liability customarily excluded by institutional lenders from exculpation provisions or included in separate indemnification agreements) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness and (b) with respect to any Subsidiary that is a special purpose entity or a special purpose holding company of such special purpose entity, Indebtedness of such Subsidiary so long as there is no recourse to ~~Holdings~~Parent Company or any of its other Subsidiaries other than (i) its direct special purpose entity subsidiary or (ii) recourse in respect of guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants and other exceptions to nonrecourse liability customarily excluded by institutional lenders from exculpation provisions or included in separate indemnification agreements, and for the avoidance of doubt, any Indebtedness incurred by any Subsidiary under or in connection with any CMBS Financing shall constitute Non-Recourse Indebtedness.
“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America or Canada by ~~Holdings~~Parent Company or any Subsidiary primarily for the benefit of employees of ~~Holdings~~Parent Company or one or more Subsidiaries residing outside the United States of America or Canada, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA, the Code, or Canadian Pension Legislation.
“Normalized Adjusted FFO” means for any fiscal period, “funds from operations” of the Group Members as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time; provided that Normalized Adjusted FFO shall (a) be based on net income after payment of distributions to holders of preferred stock or preferred partnership units in Parent Company, Lineage OP or Holdings and, without duplication, distributions necessary to pay holders of preferred stock ~~of~~or preferred partnership units of Parent Company, Lineage OP or Holdings and (b) exclude gains or losses from sales of previously depreciated non-real estate assets, non-real estate depreciation, depletion and amortization, amortization of deferred financing costs, amortization of debt discount, amortization of above or below market leases, adjustments for straight line rents, non-cash or extraordinary gains or losses from foreign exchange, non-cash or extraordinary gains or losses from derivative instruments and other extraordinary or non-recurring charges.
“Noteholder Sanctions Event” means, with respect to any holder of a Note (an “Affected Noteholder”), such holder or any of its affiliates being in violation of or subject to sanctions (a) under any Sanctions as a result of the Company or any Controlled Entity becoming a Sanctioned Person or, directly or indirectly, having any investment in or engaging in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Sanctioned Person or (b) under any similar laws, regulations or orders adopted by any State within the United States as a result of the name of the Company or any Controlled Entity appearing on a State Sanctions List.
“Notes” is defined in Section 1.
“Obligor Affiliate Indebtedness” means the US Obligor Affiliate Indebtedness and the Foreign Obligor Affiliate Indebtedness.
“Obligor Affiliate Obligations” means the US Obligor Affiliate Obligations and the Foreign Obligor Affiliate Obligations.
“Obligor Affiliates” means the Obligor Affiliates described on Schedule B and each other Person that from time to time accedes to this Agreement pursuant to a Joinder Agreement as provided in Section 9.7.
“Obligors” means the Issuers, Holdings and the Obligor Affiliates.
“Occupancy Rate” means at any time, with respect to any Real Property, the ratio, expressed as a percentage, of (a) the rentable operating square footage of such Real Property actually leased by tenants paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no default or event of default has occurred and is continuing to (b) the aggregate rentable operating square footage of such Real Property.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Officer’s Certificate” means a certificate of a Senior Financial Officer or any other officer of an Obligor, as the context requires, whose responsibilities extend to the subject matter of such certificate.
~~“Operating Agreement” means that certain Seventh Amended and Restated Operating Services Agreement dated as of August 3, 2020, by and between Holdings and Bay Grove Management Company, LLC.~~
“Operating Agreement” means, collectively, (i) that certain Ninth Amended and Restated Operating Agreement of Holdings, dated as of July 24, 2024, by and among Holdings, Lineage OP, as a member and as managing member, and the persons identified from time to time on the books and records as members, (ii) that certain Agreement of Limited Partnership of Lineage OP, LP dated as of July 24, 2024, by and among Parent Company, as the general partner, and the persons from time to time party thereto, as limited partners, (iii) that certain Transition Services Agreement by and between Lineage Logistics Holdings, LLC and Bay Grove Management Company, LLC, dated as of July 24, 2024 and (iv) the Put Option Agreement, dated as of July 24, 2024, by and among BG Lineage Holdings, LLC, Parent Company, Lineage OP and Holdings.
“Owned Asset Eligibility Criteria” has the meaning specified in the definition of “Eligible Owned Asset.”
“Parent Company” means Lineage, Inc., a Maryland corporation.
“Permitted Acquisition” means any acquisition, whether by purchase, merger, amalgamation, consolidation or otherwise, of (x) all or substantially all of the assets of any Person, or a business line or unit or a division of any Person, or any parcel of Real Property and any improvements thereto or (y) the Equity Interests of any Person such that such Person becomes a Subsidiary; provided that:
(a)    no Event of Default shall have occurred and be continuing or would result therefrom;
(b)    before and after giving effect thereto, ~~Holdings~~Parent Company and its Subsidiaries are in compliance on a Pro Forma Basis with the Financial Covenants; and
after giving effect thereto, ~~Holdings~~Parent Company and its Subsidiaries are in compliance on a Pro Forma Basis with Section 10.3.

“Permitted Dispositions” means:
    (a)    Dispositions of (i) worn-out, obsolete or surplus property, in each case in the ordinary course of business or (ii) property that is reasonably determined by the applicable Obligor or Subsidiary to be no longer economically practicable to maintain or no longer useful in any material respect in the conduct of the business of the Obligors and their Subsidiaries, taken as a whole;
    (b)    licenses and sublicenses granted by an Obligor or any Subsidiary and leases and subleases (by an Obligor or any Subsidiary as lessor or sub-lessor) to third parties in each case not interfering in any material respect with the business of the Obligors or the Subsidiaries, taken as a whole or otherwise in the ordinary course of business;
    (c)    Disposition or abandonment of any intellectual property that is reasonably determined by the applicable Obligor or Subsidiary to be no longer economically practicable to maintain or worth the cost of maintaining or no longer useful in any material respect in the conduct of the business of the Obligors and their Subsidiaries, taken as a whole;
    (d)    sales of inventory in the ordinary course of business;
    (e)    Dispositions of cash or Cash Equivalents;
    (f)    transfers of property between and among ~~Holdings~~Parent Company and its Subsidiaries;
    (g)    Disposition of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property;
    (h)    Liens (and any dispositions required to be made in accordance with such Liens) permitted by Section 10.7, Restricted Payments permitted by Section 10.9, Investments permitted by Section 10.10 and transactions permitted by Section 10.2;
    (i)    (i) the discount or write-off of accounts receivable for the purpose of collection to any collection agency, in each case in the ordinary course of business and (ii) Dispositions of receivables in connection with the settlement of delinquent accounts receivable in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers;
    (j)    transfers of property (i) subject to casualty events upon receipt of the net cash proceeds of such casualty event, (ii) by reason of the exercise of termination rights under any lease, sublease, license, sublicense, concession or other agreement or (iii)

pursuant to buy/sell or other similar arrangements under any joint venture or similar agreement or arrangement;
    (k)    the unwinding of any Swap Contract pursuant to its terms;
    (l)    Dispositions required to be made to comply with the order of any Governmental Authority or applicable law;
    (m)    any surrender or waiver of contract rights or the settlement, release, recovery on or surrender of contract, tort or other claims of any kind;
    (n)    Dispositions of property acquired, constructed, renovated or improved after the Closing Date in connection with the financing of such acquisition, construction, renovation or improvement; provided, that, (i) any such financing which is permitted under Section 10.6 and (ii) such Disposition occurs within 180 days after the applicable acquisition, construction, renovation or improvement; and
    (o)    with respect to assets that are not Qualified Assets, Dispositions of such assets permitted by the documentation governing any CMBS Financing or other financing that relates to such assets.
“Permitted Encumbrances” means:
(a)     Liens outstanding on (or made pursuant to binding commitments existing on) the ~~Closing~~date of the Second Amendment as set forth on Schedule 5.15(b) to the Second Amendment and any refinancings, renewals or extensions thereof that would not cause a violation of the Financial Covenants on a Pro Forma Basis;
(b)    Liens imposed by law and other non-consensual Liens, in each case for Taxes or other related governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the applicable Group Member in conformity with GAAP;
(c)     landlord’s, carriers’, warehousemen’s, landlords’ mortgagee’s, mechanics’, materialmen’s, repairmen’s, construction contractors’, vendor’s and other similar Liens and agricultural and similar Liens (including those arising pursuant to Canadian Pension Legislation), in each case, imposed by law or otherwise non-consensual, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or that are being contested in good faith by appropriate proceedings;
(d)    judgments and Liens in respect of judgements, orders or decrees for the payment of money or other court proceedings that do not constitute an Event of Default under Section 11(j);

(e)     (i) easements, servitudes, restrictions, licenses, rights-of-way, use restrictions, rights of first refusal, site plan agreements, development agreements, cross easement or reciprocal agreements and other non-monetary encumbrances on Real Property that do not materially detract from the value of the affected property or interfere in any material respect with the ordinary conduct of business of the Company or any Subsidiary (taken as a whole) or the operation of such Real Property for its intended purpose, (ii) title defects or irregularities with respect to Real Property which are of a minor nature and which in the aggregate do not materially detract from the value of the affected property or interfere in any material respect with the ordinary conduct of business of the Company or any Subsidiary (taken as a whole) or the operation of such Real Property for its intended purpose, or (iii) other exceptions to title approved by the Required Holders;
(f)     any zoning or similar law, restriction or right reserved to, or vested in, any Governmental Authority to control or regulate the use of any Real Property that does not materially detract from the value of the affected property or interfere in any material respect with the ordinary conduct of business of the Group Members (taken as a whole);
(g)     Liens affecting title on Real Property that have been fully paid off and satisfied and which remain of record through no fault of the Person that owns such Real Property and that, in any event do not have a material and adverse effect with respect to the use or operations of the affected Real Property or with respect to the ownership of the affected Real Property, and do not interfere with the ordinary conduct of business of the applicable Group Member;
(h)     rights of lessors under Eligible Ground Leased Assets and Eligible Leased Assets;
(i)     Liens in favor of customs and revenue authorities arising as a matter of law which secure payment of custom duties in connection with the importation of goods in the ordinary course of business;
(j)     with respect to leasehold interests, any mortgages, obligations, Liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord, ground lessor or owner of the leased property, with or without the consent of the lessee; provided, that (i) this clause (j) shall not apply if the leasehold interest is protected by law or (ii) with respect to mortgages by the ground lessor or owner of a ground leased property, such mortgages are either subordinate to such ground leasehold interest or pursuant to which the lender thereunder has provided a customary non-disturbance agreement with respect to such ground leasehold interests;
(k)    intercompany leases and leases in favor of third parties in the ordinary course of business;

(l)    any Lien arising under Article 24 or 26 of the general terms and conditions (Algemene Bank Voorwaarden) of any member of the Dutch Bankers' Association (Nederlandse Vereniging van Banken) or any similar term applied by a financial institution in the Netherlands pursuant to its general terms and conditions;
~~(m)    any netting or set-off as a result of a fiscal unity (fiscale eenheid) for Dutch tax purposes;~~
(~~n~~m)    any netting or set-off arrangement entered into by any Obligor in the ordinary course of its banking arrangements for the purpose of netting debt and credit balances;
(n)    any netting or set-off as a result of a fiscal unity (fiscale eenheid) for Dutch tax purposes;
(o)    the Lamb Weston Mortgage; and
(p)    intercompany mortgages securing Indebtedness among Group Members, provided that ~~with respect to any such Group Member who is the mortgagee in respect of any such intercompany mortgage, (i) such Group Member is an Obligor, and (ii) such Group Member shall subordinate such mortgage to the obligations under the Notes.~~any mortgagee under any such mortgage shall be an Obligor.
“Permitted Equity Encumbrances” means:
(a)Liens and Negative Pledges pursuant to this Agreement;
(b)Liens imposed by law and other non-consensual Liens for Taxes or other related governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the applicable Group Member in conformity with GAAP; ~~and~~
(c)Liens arising from judgments or decrees for the payment of money in circumstances that do not constitute an Event of Default under Section 11(j)~~.~~;
(a)Liens arising from pledges of Equity Interests in Lineage OP or Parent Company, in each case solely with respect to Equity Interests held by non-Group Members; and
(b)intercompany pledges of Equity Interests securing Indebtedness among Group Members; provided that any pledgee under any such pledge shall be an Obligor.
“Permitted Indebtedness” means:

(a)(x) Indebtedness incurred or created hereunder and under the Notes, (y) Indebtedness constituting Cash Management Services and (z) Indebtedness under the Principal Credit Facility as of the date of the ~~First~~Second Amendment;
(b)Indebtedness outstanding on (or made pursuant to binding commitments existing on) the ~~Closing Date~~date of the Second Amendment as set forth on Schedule 5.15 to the Second Amendment and any refinancings, renewals or extensions thereof that would not cause a violation of the Financial Covenants on a Pro Forma Basis;
(c)intercompany Indebtedness among ~~Holdings~~Parent Company and its Subsidiaries;
(d)Indebtedness consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business;
(e)Indebtedness representing deferred compensation, severance and health and retirement benefits or the equivalent thereof to employees, directors, management and consultants of ~~Holdings~~Parent Company or the Subsidiaries incurred in the ordinary course of business;
(f)Indebtedness consisting of obligations with respect to indemnification, the adjustment of the purchase price (including customary earnouts) or similar adjustments incurred in connection with a Permitted Acquisition or any other Investment or Disposition expressly permitted hereunder;
(g)(i) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business and (ii) Indebtedness in respect of credit card processing agreements, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with cash management and deposit accounts and in the ordinary course of business;
(h)Indebtedness incurred by ~~Holdings~~Parent Company or any Subsidiary constituting reimbursement obligations with respect to letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments, in each case, issued or created in the ordinary course of business, including in respect of workers’ compensation claims, health, disability or other employee benefits (including with respect to immediate family members of employees, directors or members of management) or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims or obligations referred to in paragraph (m) of the definition of Permitted Investments below, letters of credit in the nature of a security deposit (or similar deposit or security) given to a lessor under an operating lease of Real Property under which such Person is lessee, and letters of credit in connection with the maintenance of, or pursuant to the requirements of, environmental or other permits or licenses from Governmental Authorities, and any refund, replacement, refinancing or defeasance of any of the foregoing;
(i)obligations in respect of surety, stay, customs and appeal bonds, performance bonds and performance and completion guarantees and similar obligations provided by ~~Holdings~~Parent Company or any of the Subsidiaries, in each case, issued or created in the ordinary course of business and consistent with past practice;
(j)Indebtedness arising under Swap Contracts not incurred for purposes of speculation;
(k)Guarantees of Indebtedness of ~~Holdings~~Parent Company or any Subsidiary, which Indebtedness is otherwise permitted hereunder; provided that (x) if such Indebtedness is subordinated to the obligations under this Agreement and the Notes, such Guarantee shall be subordinated to the same extent and (y) no such Guarantee by an Obligor shall be permitted under this paragraph (k) of Indebtedness of a Subsidiary that is not an Obligor, other than Guarantees constituting an Investment permitted under Section 10.10;
(l)Indebtedness owing to current or former officers, directors, managers, consultants or employees of Parent Company, Lineage OP or Holdings or immediate family members to finance the purchase or redemption of Equity Interests of Parent Company, Lineage OP or Holdings (or any direct or indirect parent of Parent Company, Lineage OP or Holdings);
(m)Indebtedness of ~~Holdings~~Parent Company or any Subsidiary owing to any joint venture (regardless of the form of legal entity) that is not a subsidiary arising in the ordinary course of business of ~~Holdings~~Parent Company and its ~~subsidiaries~~Subsidiaries in connection with the cash management operations (including with respect to intercompany self-insurance arrangements);
(n)Indebtedness of ~~Holdings~~Parent Company or any Subsidiary arising pursuant to arrangements contemplated in Section 10.1(k), (m) or (n);
(o)Indebtedness arising under guarantees entered into pursuant to ~~Section~~article 2:403 of the Dutch Civil Code in respect of a Dutch Loan Party and any residual liability with respect to such guarantees arising under ~~Section~~article 2:404 of the Dutch Civil Code;
(p)any joint and several liability as a result of a fiscal unity (fiscale eenheid) for Dutch tax purposes; and
(q)Indebtedness that is a refinancing, replacement, restatement or modification of any existing Indebtedness provided that such refinancing, replacement, restatement or modification does not result in an increase to the then outstanding principal amount of the Indebtedness being refinanced, except to the extent of accrued interest, fees, premium (if any) and expenses.
“Permitted Investments” means:
(a)    Investments existing on, or made pursuant to binding commitments existing on, the ~~Closing~~date of the Second Amendment and set forth on Schedule 10.10 to the Second Amendment or an Investment consisting of any extension, modification, renewal, replacement or reinvestment of any such Investment that would not cause a violation of the Financial Covenants on a Pro Forma Basis;
    (b)    Investments in cash and Cash Equivalents;
    (c)    Investments by any Obligor or any Subsidiary in another Obligor or Subsidiary;
(d)    Investments acquired in connection with the settlement of delinquent accounts receivable in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers;
(e)    loans or advances to officers, directors, members of management, and employees of Parent Company, Lineage OP or Holdings or any of ~~its~~their Subsidiaries (or any direct or indirect parent of Parent Company, Lineage OP or Holdings) (i) in an aggregate amount not to exceed $2,500,000 at any time outstanding, for business-related travel, entertainment, relocation and analogous ordinary business purposes and (ii) for any other purposes not described in the foregoing clause (i) (in each of clauses (i) and (ii) determined without regard to any write-downs or write-offs of such loans or advances); provided, that the aggregate amount outstanding at any time under clause (ii) above shall not exceed $9,000,000;
(f)    accounts receivable owing to ~~Holdings~~Parent Company or the Subsidiaries, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;
(g)    Investments in the form of Swap Contracts which establish, or were intended to establish, an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by Parent Company, Lineage OP, Holdings, the Company or any Subsidiary;
    (h)    Investments consisting of promissory notes or other non-cash consideration received in connection with a permitted Disposition;
(i)    Investments consisting of non-cash loans made by Parent Company, Lineage OP or Holdings to management, executives, officers, directors, consultants, professional advisors and/or employees of a Subsidiary which are used by such Persons to simultaneously purchase Equity Interests of Parent Company, Lineage OP or Holdings;
(j)    Investments consisting of or to finance purchases and acquisitions of inventory, supplies, materials, services or equipment or purchases of contract rights or licenses or leases of intellectual property in the ordinary course of business;
(k)    Investments in the ordinary course of business consisting of (i) endorsements for collection or deposit or (ii) customary trade arrangements with customers;
(l)    loans and advances to Parent Company, Lineage OP or Holdings or any direct or indirect parent thereof in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments permitted to be made to Parent Company, Lineage OP or Holdings or any direct or indirect parent thereof in accordance with Section 10.9;
(m)    (i) advances of payroll payments to employees in the ordinary course of business and (ii) prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits and advance payments (including retainers) for goods or services paid or provided, in each case in the ordinary course of business;
(n)    Investments held by a Person that becomes a Subsidiary (or is merged, amalgamated or consolidated with or into a Subsidiary) after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation; and
(o)    to the extent constituting Investments, Restricted Payments permitted by Section 10.9, Indebtedness permitted by Section 10.10 and transactions permitted by Section 10.2.
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Group Member or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA, which for the avoidance of doubt shall not include any Canadian Pension Plan.
“Principal Credit Facility” means the Revolving Credit and Term Loan Agreement dated as of December 22, 2020, as amended by that First Amendment to Revolving Credit and Term Loan Agreement, dated as of March 10, 2021, as further amended by that Second

Amendment and Consent to Revolving Credit and Term Loan Agreement, dated as of May 19, 2021, as further amended by that Third Amendment to Revolving Credit and Term Loan Agreement, dated as of August 16, 2021, as further amended by that Fourth Amendment to Revolving Credit and Term Loan Agreement, dated as of June 28, 2022, among the Company, Holdings, the borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and Coöperatieve Rabobank U.A., New York Branch, as sustainability agent, and as further amended and restated by that Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 15, 2024, among the Company, Holdings, Lineage OP, Parent Company, the borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and Coöperatieve Rabobank U.A., New York Branch, as sustainability agent, and as further amended by that First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 25, 2024, among the Company, Holdings, Lineage OP, Parent Company, the borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.
“Pro Forma Basis” means with respect to the calculation of the Financial Covenants as of any date (and the definitions used therein), that such calculation shall give pro forma effect to all Permitted Acquisitions and other Investments, all issuances, incurrences, assumptions, redemptions, retirements, repayments or extinguishments of Indebtedness (with any such Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) and all sales, transfers or other Dispositions of any material assets outside the ordinary course of business that have occurred during (or, if such calculation is being made for the purpose of determining whether any proposed acquisition will constitute a Permitted Acquisition, since the beginning of) the then-applicable testing period as if they occurred on the first day of such testing period (excluding cost savings, synergies, operating expense reductions and other operating improvements). If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Contract applicable to such Indebtedness if such Swap Contract has a remaining term in excess of 12 months).
“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
“Prospectus” means Parent Company’s prospectus, dated July 24, 2024, filed with the SEC pursuant to Rule 424(b)(4) on July 26, 2024, specifically pages 32-39, 283-91 and 295-307.
“PTE” is defined in Section 6.2(a).
“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 14.2), provided, however, that any Purchaser of a

Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 14.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.
“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.
“Purchaser Swap Schedule” means the Purchaser Swap Schedule to this Agreement listing the swap pricing confirmation information in respect of its Swapped Notes.
“QPAM Exemption” is defined in Section 6.2(d).
“Qualified Asset” means any Eligible Owned Asset, Eligible Ground Leased Asset or Eligible Leased Asset; provided, that the Company may from time to time, upon a Qualified Asset ceasing to satisfy the applicable Eligibility Criteria in a transaction permitted by this Agreement designate a Qualified Asset as a non-Qualified Asset and, from such date of determination, such Qualified Asset shall cease to be a Qualified Asset.
“Qualified Asset Owners” as to any Qualified Asset, means each owner, lessee or lessor thereof that is either (a) a ~~Wholly-Owned~~Wholly Owned Subsidiary of ~~Holdings, (b) a non-Wholly-Owned Subsidiary of Holdings that is at least 51% owned, directly or indirectly, by Holdings so long as Holdings exclusively controls the sale, encumbrance and financing of such Qualified Asset or (c) a non-Wholly-Owned Subsidiary of Holdings that~~Parent Company or (b) a non-Wholly Owned Subsidiary of Parent Company that is at least 50% owned, directly or indirectly, by ~~Holdings~~Parent Company so long as ~~Holdings~~Parent Company jointly controls the sale, encumbrance and financing of such Qualified Asset.
“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
“Qualified IPO” means ~~an~~the underwritten public offering ~~(other than a public offering pursuant to a registration statement on Form S-4 or Form S-8)~~ of the Equity Interests of ~~Holdings or any direct or indirect parent thereof which generates net cash proceeds that are contributed as cash common equity to the Company of at least $250,000,000~~Parent Company that closed on July 26, 2024.
“Real Property” means, at any time of determination, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by ~~Holdings~~Parent Company or any of its Subsidiaries or Joint Ventures (or equivalent interest in any applicable jurisdiction), together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures incidental to the ownership or lease thereof.
“Recourse Indebtedness” means with respect to a Person, Indebtedness of such Person other than Non-Recourse Indebtedness of such Person.

“Refrigerated Railcar Business” means the refrigerated and insulated railcar business segment of ~~Holdings~~Parent Company and its Subsidiaries.
“Refunding Capital Stock” is defined in Section 10.9.
“REIT” means a “real estate investment trust”, as defined in Section 856 of the Code.
“REIT Parent” means any direct or indirect parent of Holdings that intends to qualify as a REIT for U.S. federal income tax purposes, including Lineage Growth Properties, Inc.
“REIT Subsidiary” ~~mean~~means any Subsidiary of ~~Holdings~~Parent Company that intends to qualify as a REIT for U.S. federal income tax purposes.
“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment.
“Required Holders” means at any time (i) prior to the Closing, the Purchasers and (ii) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by Holdings, the Company or any of its Affiliates).
“Requirement of Law” means as to any Person, the ~~organizational or~~ Governing Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” means any Senior Financial Officer or any authorized signatory of Parent Company, the Company, Holdings, Lineage OP or such Person, as applicable, in each case, with responsibility for the administration of the relevant portion of this Agreement.
“Restricted Payment” is defined in Section 10.9.
“Retired Capital Stock” is defined in Section 10.9.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.
“Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, any Person (a) that is the subject of Sanctions or listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the European Union, the United Nations, ~~Her~~His Majesty’s Treasury or any Governmental Authority with jurisdiction over any Obligor, (b) operating, organized or resident in a Sanctioned Country, (c) that is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Requirement of Law, (d) that is a Canadian Blocked Person, or (e) owned or controlled by any such Person or Persons described in clauses (a) through (d) hereof.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC or the U.S. Department of State, the European Union, the United Nations, ~~Her~~His Majesty’s Treasury, the federal government of Canada and sanctions under other similar Requirements of Law of other jurisdictions in which a Person conducts its business.
“SEC” means the Securities and Exchange Commission of the United States of America.
“Second Amendment” means the Second Amendment, Joinder Agreement and Release dated September September 19, 2024, to the Note Purchase Agreement dated August 20, 2021, as amended by the First Amendment, by and among the Company, Holdings, the EUR Issuer and each of the other obligors from time to time party thereto and the holders of the notes issued thereunder from time to time party thereto.
“Secured Indebtedness” with respect to any Person means, Indebtedness of such Person that is secured by a Lien. Indebtedness of ~~Holdings~~Parent Company or a Subsidiary secured solely by a pledge of Equity Interests in one or more Subsidiaries shall not be treated as Secured Indebtedness but shall be treated as Unsecured Indebtedness.
“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.
“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of Parent Company, Lineage OP, the Company or Holdings.
“series” of Notes means each of the Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes and Series F Notes, as applicable.
“Series A Notes” is defined in Section 1.
“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.
“Series D Notes” is defined in Section 1.
“Series E Notes” is defined in Section 1.
“Series F Notes” is defined in Section 1.
“Solvent” with respect to any Person, as of any date of determination, means (a) the amount of the “present fair saleable value” (determined on a going concern basis) of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value (determined on a going concern basis) of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured in the ordinary course, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business as contemplated on the date hereof and (d) such Person will be able to pay its debts as they mature or fall due in the ordinary course.
“Source” is defined in Section 6.2.
“Specified Jurisdictions” means the United States, Canada, Mexico, Australia, New Zealand, England and Wales, Scotland, Guernsey, Netherlands, Belgium, Luxembourg, Norway, Denmark, Poland, Singapore, Sweden, Spain, Greece, Italy, Germany, France, Ireland, Portugal, Austria and Finland; and such other jurisdictions as may be agreed after the Closing Date by the Company and the Required Holders.
“Stabilized Property” has the meaning specified in the definition of “Development Property”.
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under Sanctions.
“Sterling” or “£” means the lawful currency of the United Kingdom.
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of ~~Holdings~~Parent Company.
“Substitute Purchaser” is defined in Section 22.
“SVO” means the Securities Valuation Office of the NAIC.
“Swap Breakage Amount” is defined in Section 8.9.
“Swap Breakage Amount Notice” is defined in Section 8.9.
“Swap Breakage Gain” is defined in Section 8.9.
“Swap Breakage Loss” is defined in Section 8.9.
“Swap Contract” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Obligors or any of their Subsidiaries shall be a “Swap Contract”.
“Swap Termination Value” means in respect of any one or more Swap Contracts, after taking into account the effect of any netting agreements relating to such Swap Contracts (to the extent, and only to the extent, such netting agreements are legally enforceable in a bankruptcy or insolvency proceeding against the applicable counterparty obligor thereunder), (i) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (ii) for any date prior to the date referenced in preceding clause (i), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.
“Swap Unwind Event” is defined in Section 8.9.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system reasonably, if any, determined by the Required Holders to be a suitable replacement) is open for the settlement of payments in Euro.

“TARGET2” means the ~~Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on 19 November 2007.~~real time gross settlement system operated by the Eurosystem, or any successor system.
“Total Asset Value” means on any date, without duplication, the sum of:
(a)     with respect to Real Property (other than Newly Acquired Properties, Development Properties, Newly Stabilized Properties and undeveloped land) that is (x) owned or ground leased or (y) a Leased Asset as of such date by ~~Holdings~~Parent Company or any Subsidiary, the sum of the Eligible Values at such time of each such Real Property, provided that the manufacturing EBITDA from the Centralia, Washington facility and the high pressure processing EBITDA from the Allentown, Pennsylvania facility shall be valued as Real Property pursuant to this clause (a);
(b)     with respect to the transportation and other ancillary businesses (including the Refrigerated Railcar Business) as of such date of ~~Holdings~~Parent Company or any Subsidiary, the sum of the portion of EBITDA attributable to each such business segment for the most recently ended period of four (4) consecutive fiscal quarters multiplied by 9.0; provided, that with respect to any such business segment of ~~Holdings~~Parent Company or such Subsidiary that has been owned for less than four full quarters as of such date, the purchase price paid for such business segment;
(c)     with respect to any Newly Acquired Property (other than a Development Property, a Newly Stabilized Property or undeveloped land), EBITDA for the period of four (4) consecutive fiscal quarters then ended for such Real Property, divided by the applicable Capitalization Rate (but in no event less than zero);
(d)     with respect to any (i) Development Property (until such Development Property becomes a Stabilized Property), (ii) Newly Stabilized Property that has been a Newly Stabilized Property for less than one full fiscal quarter as of such date and (iii) undeveloped land, the lesser of (x) cost (including the cost of the land and all hard and soft costs) or (y) book value in accordance with GAAP;
(e)     with respect to any Newly Stabilized Property that has been a Newly Stabilized Property for at least one full fiscal quarter but less than two full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent full fiscal quarter ended on or prior to such date in respect of which financial statements for such quarter or fiscal year have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 4, divided by the applicable Capitalization Rate (but in no event less than zero);
(f)     with respect to any Newly Stabilized Property that has been a Newly Stabilized Property for at least two full fiscal quarters but less than three full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent period of two full fiscal quarters ended on or prior to such date (taken as one accounting period) in respect of which financial statements for such each quarter or fiscal year in such period have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 2, divided by the applicable Capitalization Rate (but in no event less than zero);
(g)     with respect to any Newly Stabilized Property that has been a Newly Stabilized Property for at least three full fiscal quarters but less than four full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent period of three full fiscal quarters ended on or prior to such date (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 4/3, divided by the applicable Capitalization Rate (but in no event less than zero);
(h)     unrestricted cash and Cash Equivalents and unrestricted marketable securities of ~~Holdings~~Parent Company and its Subsidiaries in excess of $25,000,000;
(i)     the sum of (x) the book value of other assets consisting of inventory, accounts receivable not more than 90 days past due or otherwise in payment default, and other tangible assets of ~~Holdings~~Parent Company and its Subsidiaries minus (y) the book value of accounts payable of ~~Holdings~~Parent Company and its Subsidiaries; and
(j)    solely with respect to the calculation of Total Leverage Ratio herein, the amount of cash contributions that the direct or indirect owners of the Equity Interests of ~~Holdings~~Parent Company have irrevocably committed to contribute to ~~Holdings~~Parent Company when requested by ~~Holdings~~Parent Company pursuant to subscription agreements or similar agreements, which commitments were received on or prior to the date of delivery of the applicable Compliance Certificate pursuant to Section 7.2(a), or on or prior to the date of the applicable pro forma financial covenant calculation, as applicable, but have not yet funded;
provided that not more than 15% of the Total Asset Value at any time may be attributable to undeveloped land and Development Properties, with any excess over such limit being excluded from the Total Asset Value.
~~Holdings’s~~Parent Company’s pro rata share of assets held by Joint Ventures will be included in the calculation of Total Asset Value consistent with the above-described treatment for assets owned by ~~Wholly-Owned~~ Subsidiaries.
“Total Indebtedness” means the sum of all Indebtedness of ~~Holdings~~Parent Company and its consolidated Subsidiaries on a consolidated basis and the pro rata share of all Indebtedness of Joint Ventures.
“Total Leverage Ratio” is defined in Section 10.5(a).

“Total Secured Indebtedness” means the portion of Total Indebtedness that is Secured Indebtedness.
“Total Unsecured Indebtedness” means the portion of Total Indebtedness that is Unsecured Indebtedness.
“Unencumbered Asset Value” means as of the last day of any fiscal quarter, without duplication, the sum of:
(a)     (i) Unencumbered NOI for Qualified Assets that are not Newly Acquired Properties, Development Properties ~~or~~, Newly Stabilized Properties or undeveloped land for the period of four (4) consecutive fiscal quarters then ended, divided by (ii) the applicable Capitalization Rate; provided that the manufacturing EBITDA from the Centralia, Washington facility and the high pressure processing EBITDA from the Allentown, Pennsylvania facility shall be valued as Real Property pursuant to this clause (a);
(b)     with respect to any Qualified Asset that is a Newly Acquired Property (other than a Development Property or a Newly Stabilized Property), the EBITDA for the period of four (4) consecutive fiscal quarters then ended for such Qualified Asset, divided by the applicable Capitalization Rate (but in no event less than zero);
(c)     with respect to Qualified Asset that is a (i) Development Property (until such Development Property becomes a Stabilized Property), a (ii) Newly Stabilized Property that has been a Newly Stabilized Property for less than one full fiscal quarter as of such date or (iii) undeveloped land, the lesser of (x) cost or (y) book value in accordance with GAAP;
(d)     with respect to any Qualified Asset that has been a Newly Stabilized Property for at least one full fiscal quarter but less than two full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent full fiscal quarter ended on or prior to such date in respect of which financial statements for such quarter or fiscal year have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 4, divided by the applicable Capitalization Rate (but in no event less than zero);
(e)     with respect to any Qualified Asset that has been a Newly Stabilized Property for at least two full fiscal quarters but less than three full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent period of two full fiscal quarters ended on or prior to such date (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 2, divided by the applicable Capitalization Rate (but in no event less than zero);

(f)     with respect to any Qualified Asset that has been a Newly Stabilized Property for at least three full fiscal quarters but less than four full fiscal quarters as of such date, an amount equal to the portion of EBITDA for the most recent period of three full fiscal quarters ended on or prior to such date (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered that is attributable to such Newly Stabilized Property multiplied by 4/3, divided by the applicable Capitalization Rate (but in no event less than zero);
(g)     unrestricted cash and ~~cash equivalents~~Cash Equivalents and marketable securities of ~~Holdings~~Parent Company and its Subsidiaries in excess of $25,000,000; and
(h)     with respect to the Refrigerated Railcar Business as of such date, the sum of the portion of the EBITDA attributable to the Refrigerated Railcar Business for the most recently ended period of four (4) consecutive fiscal quarters multiplied by 9.0; provided that with respect to any Refrigerated Railcar Business that has been owned for less than four full quarters as of such date, the purchase price paid for such Refrigerated Railcar Business; and provided further that not more than 15% of the Unencumbered Asset Value at any time may be attributable to the Refrigerated Railcar Business, with any excess over such limit being excluded from the Unencumbered Asset Value;
provided that:
(i)    not more than 20% of the Unencumbered Asset Value at any time may be attributable to Qualified Assets located in jurisdictions outside the Specified Jurisdictions, Qualified Assets that are owned or leased by a non-Wholly Owned Subsidiary of ~~Holdings~~Parent Company, and undeveloped land and Development Properties, with any excess over such limit being excluded from the Unencumbered Asset Value;
(ii)     not more than 25% of the Unencumbered Asset Value at any time may be attributable to Eligible Leased Assets, with any excess over such limit being excluded from the Unencumbered Asset Value;
(iii)    not more than 10% of the Unencumbered Asset Value at any time may be attributable to Qualified Assets that are owned or leased by a Subsidiary which (together with any other Subsidiary that is the direct or indirect holder of Equity Interests in such Subsidiary, referred to as the “Parent Subsidiary”) has outstanding Recourse Indebtedness for borrowed money at such time (unless such Subsidiary or Parent Subsidiary, as applicable, is ~~an~~a US Obligor ~~Affiliate~~ or the lender of such Indebtedness is a party to the Intercreditor Agreement), with any excess over such limit being excluded from the Unencumbered Asset Value; and
(iv) not more than the lesser of (x) $400,000,000 or (y) 5% of the Unencumbered Asset Value at any time may be attributable to Qualified Assets and assets set forth in clauses (g) and (h) of this definition of a Qualified Asset Owner described in clause (~~c~~b) of the definition thereof, with any excess over such limit being excluded from the Unencumbered Asset Value.
“Unencumbered Leverage Ratio” is defined in Section 10.5(c).
“Unencumbered NOI” means as of the last day of any fiscal quarter, the aggregate portion of EBITDA for the period of four (4) consecutive fiscal quarters then ended that is attributable to Qualified Assets.
“United States Person” has the meaning set forth for the term “United States person” in Section 7701(a)(30) of the Code.
“Unsecured Indebtedness” with respect to any Person means, Indebtedness of such Person that is not Secured Indebtedness.
“US Dollars” or “$” means the lawful currency of the United States of America.
“US Joint and Several Enforcement Costs” is defined in Section 24.4.
“US Obligor” means the Company and the US Obligor Affiliates.
“US Obligor Affiliate” means (i) an Obligor Affiliate organized under the laws of the United States, any State thereof, the District of Columbia, or any other jurisdiction within the United States and (ii) any other Obligor Affiliate required to accede to this Agreement pursuant to Section 9.7(a).
“US Obligor Affiliate Indebtedness” is defined in Section 24.1.
“US Obligor Affiliate Obligations” is defined in Section 24.1.
“~~Wholly-Owned~~Wholly Owned Subsidiary” means as to any Person, any other Person all of the Equity Interests of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other ~~Wholly-Owned~~Wholly Owned Subsidiaries~~.~~; provided that, (i) at any time prior to the merger or consolidation of Holdings with or into Lineage OP, any Wholly Owned Subsidiary of Holdings will be deemed to be a Wholly Owned Subsidiary of each of Parent Company and Lineage OP and (ii) at any time after to the merger or consolidation of Holdings with or into Lineage OP, any Wholly Owned Subsidiary of Lineage OP will be deemed to be a Wholly Owned Subsidiary of Parent Company.

OBLIGOR AFFILIATES

US Obligor Affiliates (Delaware)

Company	Jurisdiction
Lineage AUS RE Holdings, LLC	Delaware
Lineage Foodservice Solutions, LLC	Delaware
Lineage Logistics AFS, LLC	Delaware
Lineage Logistics HCS, LLC	Delaware
Lineage Logistics PFS, LLC	Delaware
Lineage Logistics SCS, LLC	Delaware
Lineage Logistics Services, LLC	Delaware
Lineage Logistics, LLC	Delaware
Lineage Manufacturing, LLC	Delaware
Lineage Redistribution, LLC	Delaware
Lineage Transportation, LLC	Delaware
New Orleans Cold Storage and Warehouse Company, LLC	Delaware
NOCS South Atlantic Cold Storage & Warehouse, LLC	Delaware
NOCS West Gulf, LLC	Delaware

Other US Obligor Affiliates

Company	Jurisdiction
Lineage Customs Brokerage, LLC	Washington
Preferred Freezer Logistics, LLC	New Jersey

Foreign Obligor Affiliates

Company	Jurisdiction
Emergent Cold Bidco Pty Ltd	Australia
Emergent Cold Midco 3 Pty Ltd.	Australia
Emergent Cold Pty Ltd	Australia
Lineage AUS TRS Pty Ltd	Australia
Lineage Danish Bidco ApS	Denmark
Lineage UK Holdings Limited	Guernsey
Lineage Dutch Bidco B.V.	Netherlands
Lineage Dutch Coöperatief U.A.	Netherlands
Schedule B
(to Note Purchase Agreement)

Lineage Logistics New Zealand (f/k/a Emergent Cold)	New Zealand
Lineage NZ TRS Limited	New Zealand
Lineage Norway Holdings I AS	Norway
Lineage UK T&F Holdings Limited	England & Wales
Lineage Logistics ORS Ltd.	Ontario, Canada
Lineage Logistics ORS TRS LP	Ontario, Canada
B-2

[Form of Series A Note]
LINEAGE LOGISTICS, LLC
2.22% Guaranteed Senior Note Series A Due August 20, 2026
No. RA-[_____]    [Date]
$[_______]    PPN 53567@ AA0

For Value Received, the undersigned, LINEAGE LOGISTICS, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] US Dollars (or so much thereof as shall not have been prepaid) on August 20, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.22% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.22% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. from time to time in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, the EUR Issuer, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
Schedule 1-A
(to Note Purchase Agreement)

Payment of the principal of, Make-Whole Amount, if any, and interest on this Note shall be jointly and severally, unconditionally guaranteed by Holdings and each US Obligor Affiliate in accordance with the terms of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE LOGISTICS, LLC

By
    [Title]

1-A-2

[Form of Series B Note]
LINEAGE LOGISTICS, LLC
2.52% Guaranteed Senior Note Series B Due August 20, 2028
No. RB-[_____]    [Date]
$[_______]    PPN 53567@ AB8

For Value Received, the undersigned, LINEAGE LOGISTICS, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] US Dollars (or so much thereof as shall not have been prepaid) on August 20, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.52% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.52% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. from time to time in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, the EUR Issuer, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
Schedule 1-B
(to Note Purchase Agreement)

Payment of the principal of, Make-Whole Amount, if any, and interest on this Note shall be jointly and severally, unconditionally guaranteed by Holdings and each US Obligor Affiliate in accordance with the terms of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE LOGISTICS, LLC

By
    [Title]

1-B-2

[Form of Series C Note]
LINEAGE TREASURY EUROPE B.V.
0.89% Guaranteed Senior Note Series C Due August 20, 2026
No. RC-[_____]    [Date]
€[_______]    PPN N5269@ AA6

For Value Received, the undersigned, LINEAGE TREASURY EUROPE B.V. (herein called the “Company”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Euros (or so much thereof as shall not have been prepaid) on August 20, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 0.89% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount and, at any time that this Note is a Swapped Note, Swap Breakage Loss, at a rate per annum from time to time equal to the greater of (i) 2.89% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the European Union; provided that, at any time this Note is a Swapped Note, certain amounts payable with respect to this Note (including, without limitation, any Make-Whole Amount or Swap Breakage Loss) shall be payable in the lawful money of the United States of America.1 All of the foregoing shall be made at the principal office of Bank of America, N.A. from time to time in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Lineage Logistics, LLC, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the
1 To include payments in the lawful money of Canada, as applicable, for any Canadian transferee of a Swapped Note.
Schedule 1-C
(to Note Purchase Agreement)

confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
Payment of the principal of, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on this Note shall be unconditionally guaranteed by the Obligors in accordance with the terms of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and, at any time this Note is a Swapped Note, Swap Breakage Loss) and with the effect provided in the Note Purchase Agreement.
This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

1-C-2

Lineage Treasury Europe B.V.

By
    [Title]

By
    [Title]

1-C-3

[Form of Series D Note]
LINEAGE TREASURY EUROPE B.V.
1.26% Guaranteed Senior Note Series D Due August 20, 2031
No. RD-[_____]    [Date]
€[_______]    PPN N5269@ AB4

For Value Received, the undersigned, LINEAGE TREASURY EUROPE B.V. (herein called the “Company”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Euros (or so much thereof as shall not have been prepaid) on August 20, 2031 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 1.26% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount and, at any time that this Note is a Swapped Note, Swap Breakage Loss, at a rate per annum from time to time equal to the greater of (i) 3.26% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the European Union; provided that, at any time this Note is a Swapped Note, certain amounts payable with respect to this Note (including, without limitation, any Make-Whole Amount or Swap Breakage Loss) shall be payable in the lawful money of the United States of America.2 All of the foregoing shall be made at the principal office of Bank of America, N.A. from time to time in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Lineage Logistics, LLC, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the
2 To include payments in the lawful money of Canada, as applicable, for any Canadian transferee of a Swapped Note.
Schedule 1-D
(to Note Purchase Agreement)

confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
Payment of the principal of, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on this Note shall be unconditionally guaranteed by the Obligors in accordance with the terms of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and, at any time this Note is a Swapped Note, Swap Breakage Loss) and with the effect provided in the Note Purchase Agreement.
This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

1-D-2

Lineage Treasury Europe B.V.

By
    [Title]

By
    [Title]

1-D-3

[Form of Series E Note]
LINEAGE TREASURY EUROPE B.V.
1.98% Guaranteed Senior Note Series E Due August 20, 2026
No. RE-[_____]    [Date]
£[_______]    PPN N5269@ AC2

For Value Received, the undersigned, LINEAGE TREASURY EUROPE B.V. (herein called the “Company”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands,, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Sterling (or so much thereof as shall not have been prepaid) on August 20, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 1.98% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount and, at any time that this Note is a Swapped Note, Swap Breakage Loss, at a rate per annum from time to time equal to the greater of (i) 3.98% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United Kingdom; provided that, at any time this Note is a Swapped Note, certain amounts payable with respect to this Note (including, without limitation, any Make-Whole Amount or Swap Breakage Loss) shall be payable in the lawful money of the United States of America.3 All of the foregoing shall be made at the principal office of Bank of America, N.A. from time to time in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Lineage Logistics, LLC, the EUR Issuer, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and
3 To include payments in the lawful money of Canada, as applicable, for any Canadian transferee of a Swapped Note.
Schedule 1-E
(to Note Purchase Agreement)

(ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
Payment of the principal of, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on this Note shall be unconditionally guaranteed by the Obligors in accordance with the terms of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and, at any time this Note is a Swapped Note, Swap Breakage Loss) and with the effect provided in the Note Purchase Agreement.
This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

1-E-2

LINEAGE TREASURY EUROPE B.V.

By
    [Title]

By
    [Title]

1-E-3

[Form of Series F Note]
LINEAGE TREASURY EUROPE B.V.
2.13% Guaranteed Senior Note Series F Due August 20, 2028
No. RF-[_____]    [Date]
£[_______]    PPN N5269@ AD0
For Value Received, the undersigned, LINEAGE TREASURY EUROPE B.V. (herein called the “Company”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the laws of the Netherlands,, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Sterling (or so much thereof as shall not have been prepaid) on August 20, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.13% per annum from the date hereof, payable semiannually, on the 20th day of February and August in each year, commencing with [the February 20th or August 20th next succeeding the date hereof]/[February 20, 2022], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount and, at any time that this Note is a Swapped Note, Swap Breakage Loss, at a rate per annum from time to time equal to the greater of (i) 4.13% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United Kingdom; provided that, at any time this Note is a Swapped Note, certain amounts payable with respect to this Note (including, without limitation, any Make-Whole Amount or Swap Breakage Loss) shall be payable in the lawful money of the United States of America.4 All of the foregoing shall be made at the principal office of Bank of America, N.A. from time to time in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated August 20, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Company, Lineage Logistics, LLC, the EUR Issuer, Holdings and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless
4 To include payments in the lawful money of Canada, as applicable, for any Canadian transferee of a Swapped Note.
Schedule 1-F
(to Note Purchase Agreement)

otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
Payment of the principal of, Make-Whole Amount, if any, Modified Make-Whole Amount, if any, Swap Breakage Loss, if any, and interest on this Note shall be unconditionally guaranteed by the Obligors in accordance with the terms of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount and, at any time this Note is a Swapped Note, Swap Breakage Loss) and with the effect provided in the Note Purchase Agreement.
This Note may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

LINEAGE TREASURY EUROPE B.V.

By
    [Title]

By
    [Title]
1-F-2

Form of Joinder Agreement
(Obligor Affiliates)

    Joinder Agreement dated as of [_____] (this “Joinder Agreement”) to the Note Purchase Agreement dated as of August 20, 2021 (as the same may be amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among Lineage Logistics, LLC, Lineage Treasury Europe B.V. and Lineage Logistics Holdings, LLC, and each of the other Obligors from time to time party thereto and the holders of the Notes from time to time party thereto.
A.Reference is made to the Note Purchase Agreement and the Notes issued thereunder. Capitalized terms used herein not otherwise defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.
B.Pursuant to Section 9.7[(a)/(b)] of the Note Purchase Agreement, the undersigned Subsidiary is required to enter into a supplement to the Note Purchase Agreement in the form of this Joinder Agreement. The undersigned Subsidiary (the “New Obligor Affiliate”) is executing this Joinder Agreement in accordance with the requirements of the Note Purchase Agreement to become a [US/Foreign] Obligor Affiliate and an Obligor under the Note Purchase Agreement.
Accordingly, the New Obligor Affiliate agrees as follows:
Section 1. In accordance with Section 9.7[(a)/)(b)] of the Note Purchase Agreement, the New Obligor Affiliate by its signature below becomes an Obligor and a [US/Foreign] Obligor Affiliate under the Note Purchase Agreement with the same force and effect as if originally named therein as an Obligor and a [US/Foreign] Obligor Affiliate and the New Obligor Affiliate hereby agrees to all the terms and provisions of the Note Purchase Agreement applicable to it as an Obligor and a [US/Foreign] Obligor Affiliate thereunder. Each reference to an Obligor and a [US/Foreign] Obligor Affiliate in the Note Purchase Agreement and the Notes shall be deemed to include the New Obligor Affiliate. The Note Purchase Agreement is hereby incorporated herein by reference.
Section 2. The New Obligor Affiliate represents and warrants to the holders that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
Section 3. This Joinder Agreement shall become effective when the holders shall have received counterparts of this Joinder Agreement executed on behalf of the New Obligor Affiliate. Execution and delivery of this Joinder Agreement may be made in accordance with Section 23.5 of the Note Purchase Agreement and such clause is incorporated herein by this reference, mutatis mutandis.
Schedule 2
(to Note Purchase Agreement)
~~ACTIVE 701848693v1~~

Section 4. Except as expressly supplemented hereby, the Note Purchase Agreement and the Notes shall remain in full force and effect. All references herein to the Note Purchase Agreement and the Notes shall include all amendments, supplements and modifications thereto.

Section 5.    This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 6.    All communications and notices hereunder shall be in writing and given as provided in the Note Purchase Agreement.
[Section 7.    The New Obligor Affiliate hereby irrevocably appoints Lineage Logistics, LLC, 46500 Humboldt Drive, Novi, Michigan, 48377 to receive for it, and on its behalf, service of process in the United States, from the date hereof through August 20, 2032.]5

IN WITNESS WHEREOF, the New Obligor Affiliate has duly executed this Joinder Agreement to the Note Purchase Agreement as of the day and year first above written.

                            [Name of New Obligor Affiliate]

                            By: _________________________
                             Name:
                             Title:
                             Address:
5 NTD: To be included only in respect of Foreign Obligor Affiliates.
2-2